UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10303

Buffalo Funds

(Exact name of registrant as specified in charter)

5420 W. 61st Place

Shawnee Mission, KS 66205

(Address of principal executive offices) (Zip code)

Kent W. Gasaway

5420 W. 61st Place

Shawnee Mission, KS 66205

(Name and address of agent for service)

(913) 677-7778

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2014

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

    Message to Our Shareholders

T

he sharp decline in late January and the overall choppiness exhibited by the stock market in the first quarter was certainly impacted by the turmoil in Ukraine, but we believe is largely representative of confusion over the growth trajectory of the U.S. economy. We fall into the camp which believes the potential for the U.S. economy to grow 3%+ in 2014 remains intact and recent signs of weakness are largely due to disruptions caused by severe winter weather. Almost every state east of the Mississippi, along with Texas and certain plains states had numerous stretches of bitter cold and heavy snow and ice that brought economic activity to a virtual standstill during the December to February time frame.

We will likely begin the year with Q1 GDP growth well below our forecasted 3% range. However, with substantial pent-up demand and numerous positives we would expect Q2 and full year growth in excess of 3%. These positives include: favorable wealth effect on consumer confidence and spending from higher home prices and stock prices, falling budget and trade deficits, modest growth versus previous cuts in government spending, relatively stable energy and commodity prices, improving job growth, rising household income and less uncertainty and turmoil coming out of Washington.

As evidence builds that the economy is picking up steam we expect that the stock market will rally sharply to new highs. For the bond market we expect the opposite. We expect bond prices will fall and yields will rise. Given the current level of extremely low interest rates we think the two above scenarios can coexist for a while. However, we stick to our expectation of a digestion period for the stock market sometime later this year. Eventually the market will have to come to grips with Federal Reserve policy switching from less easy (“tapering” of monthly bond purchases) to outright tightening (raising short term rates).

What else could cause a market correction? We believe the actions of Vladimir Putin (and responses by President Obama) bear watching closely. His ideology and “macho” persona make him dangerous and unpredictable. Particularly concerning is the initial response (minor sanctions) by President Obama and our western allies.

Like it or not, as leader of the free and only military superpower, Obama has to have a firm set of principles and be willing to act on them, regardless of the sentiment. The bottom line is Obama should do whatever it takes to stop further Russian expansionism. If he doesn’t and Ukraine is Putin’s next target, then all bets are off for world financial markets. Let’s all hope this doesn’t happen.

The Buffalo Funds experienced a period of strong growth the past 12 months. Our assets under management reached a new high (over $8 billion) at March 31, 2014. We intend to add to our research staff in 2014 and continue to find exciting new growth and income ideas for our various Funds. As always, we appreciate your trust in our management teams and our organization. We will continue to work diligently to meet your expectations.

Sincerely,

Kent W. Gasaway

President

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds. com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

The Buffalo Funds are distributed by Quasar Distributors, LLC.

    Portfolio Management Review

Buffalo Discovery Fund

The Buffalo Discovery Fund invests in companies which create value through the commercial application of innovative products, services, or intellectual property. The Fund invests in companies across all market capitalizations and sectors. The Fund has generally held overweight positions in health care and technology, as innovation is particularly important to the commercialization of products and services in these industries.

For the 12-month period ended March 31, 2014, the Buffalo Discovery Fund returned 29.54% compared to 23.53% for the benchmark Russell 3000 Growth Index. The outperformance of the Fund was led by strong stock selection in health care and consumer discretionary, while selection in the information technology sector was a headwind.

Strength in our stock selection within the health care sector was broad based. The Fund’s health care holdings returned 52.08% compared to 31.91% for the benchmark. The three leading contributors to return were Illumina, Accuray Incorporated, and Align Technologies. Illumina benefitted from robust sales of gene sequencing equipment and tools. Accuray performance was driven by a new management executing on a turnaround in addition to a new product cycle. Align Technologies has benefitted from an expanding addressable market driven by innovation to treat more complex cases and rapid growth of its international business.

Within the consumer discretionary sector the outperformance relative to the benchmark was driven by Pandora Media and Borg Warner. Pandora was the top contributor to performance in the consumer discretionary sector as the firm executed on increasing its penetration of mobile advertising into local markets. We exited our position in Pandora during the year as we found more attractive opportunities for investment. Borg Warner was also a strong contributor. The company profited from an increased focus on fuel efficiency by auto OEM’s, cost management that resulted in better margins, and strong auto sales in North America.

The information technology sector detracted from performance relative to the benchmark. The most significant drag on performance was an overweight exposure to enterprise information technology capital spending that led to poor performance in Aruba Networks, Citrix Systems, Fortinet, and Fusion-io. Each was among the leading detractors. Some of this underperformance was offset by Facebook, whose performance was driven by rapid growth in its mobile advertising business.

Our belief is that overall U.S. GDP growth should average 3% or more for the rest of the year, which would further validate our expectation for a self-sustaining economic expansion. More robust growth should enable a broader swath of the market to participate with rising profits and lead to higher interest rates. We continue to think the market is likely to broaden out and favor cyclical over defensive, growth over yielders and stocks over bonds in 2014. This transition to higher rates could be met with increased market volatility, since ensuring fiscal tightening actions are undertaken at a time when private sector growth is robust enough to offset the economic drag is the policy equivalent of a circus tightrope walking act. However, volatility isn’t bad if managed correctly in the context of strong beliefs and a disciplined investment process. To us, it is where active stock management can add the most value.

Buffalo Dividend Focus Fund

For the 12-month period ended March 31, 2014, the Buffalo Dividend Focus Fund returned 21.65%, just slightly underperforming the benchmark S&P 500 Index which had a return of 21.86%.

Cash was the biggest drag on relative performance as the Fund’s cash position averaged roughly 15% during the period and caused roughly 3.52% of drag versus the index. Overall our stock selection did very well during the period, with notable standouts being the Energy and Consumer Discretionary sectors.

In the Energy sector we have found a number of master limited partnerships (MLP’s) that we are attracted to due to their stable cash flow generating asset base, generous yields, and strong distribution growth. Many of these companies are engaged in the midstream segment of the energy markets, which is the link between the exploration and production of crude oil and natural gas from the wellhead and the delivery of these commodities to refineries or other end use markets. Assets included in the midstream segment include transportation pipelines, storage, natural gas processing, and natural gas fractionation just to name a few. Many (but not all) of these types of midstream assets have stable fee structures that have very little direct commodity price risk, thus allowing the assets to produce a steady and growing source of cash flow that allows the asset owners to pay stable and growing distributions.

Phillips 66 Partners and EQT Midstream Partners are two examples of MLP’s that the Fund owned during the period and performed very well. Phillips 66 generates revenue primarily by charging tariffs and fees for transporting crude oil and refined petroleum through their pipelines and terminalling and storing crude oil and refined petroleum products at their terminals. Phillips 66 Partners currently has a 2% yield and we believe the company will grow their distributions in excess of 15% per year for at least the next three

    Portfolio Management Review

(Continued)

years as the company’s parent company, Phillips 66, will sell midstream assets to the partnership that will in turn allow the partnership to grow its EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) and distributions.

Although the asset base is different, the story for EQT Midstream Partners is similar to Phillips 66 Partners. EQT Midstream Partners owns, operates, and develops midstream assets in the Appalachian Basin. The company provides substantially all of its natural gas transmission, storage, and gathering services under contracts with fixed reservation and usage fees. EQT Midstream Partners currently has a 2.6% yield and we believe it will also grow its distributions at over 15% per year for at least the next three years as the company’s parent company, EQT Corporation, sells midstream assets to the partnership that will also allow EQT Midstream to quickly grow its EBITDA and distributions.

In the Consumer Discretionary segment a lot of the Fund’s outperformance relative to the index was driven by our purchase of SeaWorld Entertainment at its initial public offering. SeaWorld is a leading theme park and entertainment company with a diversified portfolio of destination and regional theme parks with a one of a kind selection of roughly 67,000 marine and terrestrial animals. Upon the offering, our estimates of intrinsic value indicated that the shares were undervalued relative to the offering price of $27 per share. The market seemingly had the same idea as the stock quickly rose past our estimate of fair value and thus we sold the shares in various tranches not long after the purchase due to valuation.

Our worst performing sector relative to the benchmark was Health Care. There were no notable detractors in the Health Care segment of the portfolio as approximately 40% of the contribution to the return for the Health Care sector was driven by securities with a yield of less than 1%. The Dividend Focus Fund typically does not own these securities due to our stated objective to generate income with growth as a secondary concern. Many of the highest performing securities in the Health Care sector were companies that don’t pay dividends.

Our objective of current income continues to be the same since the Fund was incepted in December 2012. We continue to look for companies that 1) exhibit long-term sustainable competitive advantages, 2) have a history of growing their revenues, earnings, and dividends, 3) generate significant amounts of free cash flow, 4) have rock solid balance sheets, 5) have management teams who exhibit stellar capital allocation skills and whose interests are aligned with shareholders, and 6) are trading at an adequate discount to our estimate of fair value. As the market has moved up and multiples have expanded over the last year, it has become more difficult to continue to find undervalued companies. We continue to search for companies that meet our criteria for purchase and sell those that no longer exhibit the qualities we desire.

Buffalo Emerging Opportunities Fund

For the 12-month period ended March 31, 2014, the Buffalo Emerging Opportunities Fund put up a strong year in posting positive returns of 39.66%, surpassing the Russell 2000 Growth Index return of 27.19%. Domestic growth stock indices in the period benefitted from solid underlying business fundamentals as well as significant multiple expansion as the economy continued to show consistent and gradual gains and investors’ appetite for growth and risk increased.

The strong outperformance was attributable to stock selection as we construct our portfolio by investing in premier, early stage growth companies with less attention paid to the weightings and allocations of our benchmark. The 12.47% outperformance was all attributable to individual stock selection as sector allocation and interaction effects were slight detractors from the Fund’s relative outperformance.

The Fund delivered positive returns across all sectors with the Information Technology sector leading the way. We had a significant overweight in the Information Technology sector and our stocks delivered very strong absolute and relative performance. Contributing to the outperformance in Information Technology were Voxeljet and LogMeIn which were up 267% and 132%, respectively. Voxeljet is an early stage 3D printing company with significant exposure to automotive and industrial applications. We participated in the Voxeljet initial public offering (IPO) in October 2013 and investor appetite for the disruptive and fast growing 3D printing space provided a strong backdrop for the shares’ debut. As we look for premier, early stage growth companies, IPOs often present opportunities to invest in such companies. We have and will continue to participate in IPOs that match the criteria we look for in companies including best in-class product or service offering combined with a strong management team and a business model that has the capability to generate strong revenue, earnings and cash flow growth, as well as high returns on capital. LogMeIn is a provider of remote access, remote support, and collaboration solutions. The company continues to take advantage of the increasing demand for worker mobility through a number of solution offerings that have a very strong growth outlook.

The Fund also had strong outperformance in the Financials sector. Within the sector, shares of Envestnet were up 135%. As a provider of technology solutions and portfolio management tools to fee-based, independent financial advisors, the company is benefitting from the underlying growth of this clientele set while also cross-selling additional tools and solutions to them.

The largest detractor from relative performance for the year was our average cash weighting of 7.55% during a year of strong market returns. The cash weighting was a bit above what we would consider normal and was due in part to substantial inflows into the Fund throughout the year.

While the first quarter of 2014 did experience some economic softness, most appears to be weather induced with a pick-up in consumer related activity and spending expected as springtime ensues. While still not an optimal employment picture in the U.S., weekly jobless claims have come back down to historically normal levels after the recession and monthly employment gains have been consistent. Housing, autos, and the energy renaissance triggered by the shale-revolution should all continue to provide support to 3%+ GDP growth for the remainder of 2014. Government drags on GDP growth from tax increases and sequestration have been anniversaried and do not represent much of a negative impact in calendar year 2014. Additionally, the slowdown in emerging markets creates a couple of positives for our Fund in that inflation (a hidden tax on consumers) should remain subdued as the incremental buyer of commodities in emerging markets is slowing down. Also, investors looking for stronger growth could migrate back to the U.S. and those looking to go further out on the risk spectrum will most likely look to small cap stocks.

More recently, especially since the March Federal Reserve meeting where the committee signaled that interest rates may rise sooner than investors expected in 2015, there has been substantial downward volatility in many of our faster growing companies. With the pullback, we have taken the opportunity to add to our higher conviction ideas at more attractive valuations by selling a few of our lower conviction names as we continue to examine our investment thesis in individual names during volatile times such as these in hopes of best positioning ourselves when the storm calms and a rebound ensues. Additionally, periods of market weakness provide the opportunity to re-evaluate companies in which we missed on the upside in the past. In some cases the share price weakness creates an excellent entry point for new holdings, which in turn can help position the Fund for future success.

In summary, we are very pleased with the results over the past twelve months. It was an unusual year in that so many things went right for the Fund, and as a result, performance was extremely strong on an absolute and relative basis. This strong performance did not go unnoticed. The Buffalo Emerging Opportunities Fund was recognized by Thomson Reuters with a 2014 U.S. Lipper Award for superior 3-year and 5-year performance as of 12/31/2013. The Fund ranked number one among 435 and 390 small cap growth funds, respectively, for historical risk-adjusted returns for the time periods previously mentioned. Clearly, the Fund has performed exceptionally well in recent years. This type of performance is extremely gratifying; however, as investors we are cognizant of the fact that it is nearly impossible to maintain. What we are confident in is our ability to adhere to our long-term, trend-based investment process to help guide us in our stock selection. We remain excited about the growth potential of the companies in our portfolio despite recent downward volatility, and will continue to work diligently to provide our shareholders with an opportunity for attractive rates of long-term capital appreciation.

As a reminder, on June 3, 2013, the name of the Fund changed to Buffalo Emerging Opportunities from Buffalo Micro Cap Fund. There has been no change to the strategy or process but rather the new name better reflects the types of companies we look to invest in. In conjunction with the name change, the Fund also switched its primary benchmark to the Russell 2000 Growth from the Russell MicroCap Growth. The reason for this change was primarily due to the characteristics of our holdings, including median market cap, being much more closely aligned to the Russell 2000 Growth. Lastly, on November 18, 2013, we filed a prospectus supplement announcing the soft-close of the Fund. The Fund remains open to additional investments from existing investors and all clients of existing Advisors, Consultants, and Employer Sponsored Retirement Plans (401k, etc.). Please visit www.buffalofunds.com for more information on the above referenced developments.

Buffalo Flexible Income Fund

For the 12-month period ended March 31, 2014, the Buffalo Flexible Income Fund returned 9.56%. During the same time period, the S&P 500 returned 21.86% and the Bank of America Merrill Lynch High Yield Master II Index returned 7.53%.

Equity

•

For the 12-month period ended March 31, 2014, the equity portion of the portfolio returned 14.81% compared to 21.86% for the S&P 500 Index. The Buffalo Flexible Income Fund’s equity component is primarily focused on large cap dividend payers which we believe possess significant competitive advantages. While many of these companies generated steady returns over the past twelve months, they were unable to keep up with the market which advanced over 21%. The primary sectors that led to the underperformance were the consumer staples, consumer discretionary and health care. Within consumer staples we were significantly overweight one of the lower

    Portfolio Management Review

(Continued)

performing sectors in the benchmark while security selection also negatively impacted results. We believe the consumer staples sector is comprised of numerous large cap dividend payers that have competitive advantages including companies such as Kimberly Clark, Proctor and Gamble and Kraft Foods. While these companies were able to generate positive returns for the Fund during the year they were unable to keep up with the overall market. However, we continue to believe in the long term prospects for these companies. The underperformance within the consumer discretionary sector was mostly due to security selection as well as the Fund’s underweight position in a sector that generated above market returns over the past twelve months. The underperformance in the healthcare sector was primarily due to security selection as the Fund’s large cap dividend payers while generating positive returns the returns were not as good as some of the faster growth non-dividend payers in markets such as biotechnology.

Fixed income

•

The fixed income portion of the Buffalo Flexible Income Fund generated a return of 9.73% over the past 12 months which compares favorably to the 7.53% for the Bank of America Merrill Lynch Master II Index. The outperformance was primarily due to security selection within the consumer discretionary sector while the materials and health care sectors also positively contributed to returns over the past twelve months. Within the consumer discretionary segment, the Lions Gate Entertainment convertible notes were the top performer as the securities benefited from the release of its Hunger Games sequel. Within the materials sector, the Molycorp convertibles notes were a top contributor while the Examworks senior notes were the top performer within healthcare.

As we look ahead, we remain focused on finding attractive yield opportunities that we believe have favorable risk reward outlooks. Within the equity space we remain focused on large cap dividend payers as well as select MLPs. On the fixed income front, we continue to focus on shorter duration high yield and convertibles but are also actively looking at bank loans as another vehicle for yield within fixed income.

Buffalo Growth Fund

The Buffalo Growth Fund focuses on investing in the premier companies that are beneficiaries of secular growth trends and possess the opportunity for international expansion. The majority of the Fund is invested in stocks with a market capitalization of $5 billion or greater that falls into the mid- to large-cap category. In addition to our focus on secular growth trends and international expansion, we believe our patience and discipline differentiates our investment process. Patience is rewarded when the market overreacts to short term events and provides us with an opportunity to own great companies at attractive prices for the long run.

For the 12-month period ended March 31, 2014, the Buffalo Growth Fund returned 27.98% compared to 23.22% for the benchmark Russell 1000 Growth Index. The outperformance of the Fund was led by strong stock selection in consumer discretionary, consumer staple, and energy sectors, while stock selection in the health care sector was a headwind.

Among the companies we invested in the consumer discretionary sector, Harman International, Under Armour, and MGM Resorts drove the majority of the outperformance. Harman is a beneficiary of growing technology in automobiles, which has driven the penetration of its infotainment and audio equipment in cars higher. Under Armour is benefitting from growing popularity of athletic wear, expanding global distribution, and investing in new product categories. Finally, MGM Resorts is experiencing a boost from the rebound in the Las Vegas Strip along with growing market share internationally at its casino in Macau.

Within the consumer staples sector the outperformance relative to the benchmark was driven by both stock selection and underweighting a sector that was the second worst performing sector. The largest contributor to performance was Walgreens. The company has benefitted from reaching an agreement with Express Scripts after a one-year lapse that forced many customers to fill prescriptions at competitors. In addition, Walgreens improved its ability to reduce sourcing costs through an agreement with Amerisource Bergen. Finally, prospects for international growth have improved due to its purchase of a large stake in UK based Alliance Boots that includes an option for controlling interest.

Our outperformance in the energy sector was driven by Lufkin Industries. Lufkin rallied over 30% on the announcement that the company would be acquired by General Electric, a deal which closed in early July.

The health care sector detracted from our outperformance of the benchmark. The subpar performance was not the result of what we owned, but rather what we did not own. Biotechnology was the strongest performing industry within health care and drove sector returns. A number of biotechnology stocks have negative free cash flow and little revenue, which is a risky combination that we prefer to avoid. Other more established and profitable biotechnology companies were priced at a level we deemed unattractive for long-term returns. As a result of our underweight of biotechnology, we underperformed the benchmark within the health care sector.

As we look ahead, we see signs of an improvement in European economies that would bode well for the Fund’s focus on companies with international growth opportunities. Our view is that the recovery in the U.S. is on stable ground, although facing some headwinds early in the year with the Fed reducing stimulus and harsh weather. We expect growth to improve throughout the year and look for the recovery to broaden.

Buffalo High Yield Fund

The Buffalo High Yield Fund returned 7.12% for the 12-month period ended March 31, 2014. During the period, the Fund underperformed by 41 basis points our primary benchmark, the Bank of America Merrill Lynch High Yield Master II Index (the “Index”) which had a return of 7.53% during the comparable period. The primary reasons for our underperformance relative to the index include: contributions from our holdings of straight corporate bonds, preferred stocks, and cash. Our holdings of convertibles, convertible preferred stocks, and common stock outperformed the Index.

A more detailed look at the portfolio demonstrates how the performance was generated during the fiscal year:

	APPROXIMATE WEIGHTING RANGE		APPROXIMATE ASSET CLASS RETURN
	LOW	HIGH
Straight Corporate Bonds	55%	58%	7%
Convertibles Bonds	16%	18%	16%
Preferred Stocks	0%	1%	2%
Convertible Preferred Stocks	2%	3%	13%
Common Stocks	4%	5%	35%
Cash	19%	21%	0%

Total			7%

Primary contributors to the straight corporate bond portfolio included Casella Waste 7.75%, Gulfport Energy 7.75%, Examworks 9%, and Tutor Perini 7.625%. These bonds were relatively large weights within the portfolio, had strong call protection, and performed well in the rising high yield market. Securities that underperformed in this asset class included Kemet 10.5%.

Within the convertible bond portfolio, Accuray 3.5%, Dealertrack 1.5%, and Greenbrier 3.5% generated strong returns. The underlying common stocks of many of our convertible holdings performed well amidst the rising equity markets while reporting strong operating results. Securities in this class that detracted from portfolio performance include General Cable 4.5% and Titan Machinery 3.75%.

Within the convertible preferred and preferred portfolio, strong contributors to performance included HealthSouth 6.5%, AMG Capital 5.1%, and Omnicare Capital 4%. The underlying common stocks of many of these securities performed well during the fiscal year. There were no securities that detracted meaningfully from performance in this segment.

Within the common stock segment of the portfolio, names that contributed most positively to performance include FirstService Corporation, AbbVie, and JP Morgan Chase. There were no positions in this asset class which served as a meaningful drag on performance during the fiscal year.

During the fiscal year ending March 31, 2014 many high yield bonds continued to trade at elevated levels driven by factors such as: (i) accommodative monetary policies from the Fed and uncertainty about the timing of interest rate increases; (ii) strong demand for yield securities outweighing supply; (iii) generally strong corporate earnings and a muted default environment; and (iv) investor complacency about the potential impact of geopolitical risks (such as the crisis in Ukraine). This dynamic continued into the end of the fiscal year with spreads and yields at or near all-time lows. Within this environment, we have been managing the Fund cautiously. We believe that many bonds are not trading at levels that offer appealing risk/reward tradeoffs, and that the potential for a rising rate environment would lead to increased market volatility and more appealing investment opportunities. Our allocation of a portion of the Fund into common stocks and convertible securities reflects our belief that these securities offer better return opportunity relative to highly-speculative and richly valued CCC*-rated bonds. We believe many CCC*-rated bonds could underperform materially in a deteriorating market environment while offering minimal upside at current levels. We will continue to deploy cash to the opportunities that we believe offer the most appealing risk/reward tradeoffs with a bias toward high credit quality, relatively short duration, and attractive relative values.

Buffalo International Fund

Despite numerous political and economic issues around the globe the last 12 months, from the current ethnic tensions in Ukraine to the hyperinflation and economic collapse of Venezuela, markets have continued to climb the proverbial “wall of worry” generally posting significant positive returns, that we suspect have been aided by the perception of economic bottoming and central banks’ collective stance to do “whatever it takes”. This stance and the extremely accommodative monetary policies they’ve engendered have continued to fuel the “risk on / risk off” behavior of market participants. With the extremely low rates pushed on a desperate investorate hungry for return, risk appetites have remained whetted as relative return has been more important than absolute value, for a good portion of the year.

    Portfolio Management Review

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Within this backdrop, for the 12-month period ended March 31, 2014, the Buffalo International Fund posted a respectable 14.31% return, beating our benchmark MSCI AC World (ex USA) Index which ended the period up 12.31%.

The Fund’s gains were broadly based, ranging from strong Consumer Discretionary, to Healthcare and Information Technology sectors. Weaker sector performance came from Energy, Industrial and Financial sectors. The overall sector performance from the markets suggests high growth and cyclical exposure were the go to places for fresh money.

From a country standpoint, Europe was particularly strong, with impressive gains being seen in even challenged economies, as Greece posted among the highest returns in the region. Japan went from being a market darling to ho-hum and markets with exposure to China were looked upon unfavorably with the Hang Seng (Hong Kong) posting negative returns.

Our investment process favors a long-term secular growth perspective coupled within the context of our country specific macro analyses. We don’t fancy ourselves as global macro traders. This came through in our performance attribution as individual stock selection was the key driver to performance as our sector and country exposures were less than optimal from a top down perspective. This can be easily seen looking at individual stock performance as three of our top five contributors for the year were China focused investments, Lentou International, Sihuan Pharmaceuticals and Great Wall Motors.

The Fund’s performance was also held back by the unusually high average cash weighting during the year, of approximately 12%, driven by strong Fund inflows as well as the after effects of repositioning assets from last year’s merger of the China Fund. We ended the year with our cash balance at approximately 9%. We did have a few poor performing stocks during the year including BM&FBOVESPA, Moleskin and Compania Cervecerias Unidas. BM&FBOVESPA was hurt by fears of potential future competition as well as the general malaise in Brazilian capital markets. Moleskin has planned a more aggressive store build out compared to investor expectations, sacrificing near term margins for future growth. Cervecerias Unidas, a beer and soft drink provider based in Chile, was pressured due to their 20% exposure to Argentina.

From a global perspective, country and regional economics remain disparately positioned. Europe seems to have turned the corner with hopes for improving economies and the ECB still positioning itself for more support if needed. The U.S. continues to lead the growth of developed economies by 2-4 quarters. Latin America is mixed, with Argentina, Venezuela and Bolivia beset by steep inflation and economic and political uncertainty. Brazil appears to be stuck in neutral, with worsening demand for raw materials from China, while hoping for a boost for hosting the World Cup this year and the Olympics in 2016. Mexico’s prospects are looking brighter.

Japan has lost its charm for many investors as the results from the three arrows of Abenomics remain uncertain, especially with the backdrop of the recently increased consumption taxes. China is in the midst of a needed political corruption shake-up as well as the hangover of an overheated infrastructure and property boom.

While all is not rosy, “bottoming and looking up” is the likely overall characterization of global market participants. Central banks around the world are still being highly accommodative with little overt inflation. Investors are even beginning to consider the necessary titration of the easy money stimulus. While we don’t subscribe to the “buy anything and everything” approach in this environment, we continue to believe there are ample opportunities across the globe for investors. Our process remains unchanged. We look for companies that are exposed to secular growth trends, have improving balance sheets and sustainable business models and whose valuation will provide appropriate prospective returns relative to their risks.

Buffalo Large Cap Fund

The fiscal year ended March 31, 2014 was a year of strong equity returns with the Russell 1000 Growth Index returning 23.22%. The rotation into equities was driven by a favorable risk reward offered by that asset class relative to very low bond yields. Within the equity market, the standout performers in fiscal 2014 were the big growers, a subset that makes up less than 10% of the index but dramatically outperformed the broader market. We believe that in the face of uninspiring economic growth, investors concentrated on the high growth companies with significant momentum propelling these stocks as the year progressed. Perhaps a frigid winter and weak economic indicators in December, January and February predisposed investors to continue to buy what had been working. The valuation disparity between these companies and the broader market reached an extreme toward the end of fiscal 2014. As the snow melted, the economic data improved on numerous fronts, specifically employment, manufacturing and housing. Against the back drop of improving economic growth and high valuations, the momentum stocks sold off beginning in mid-March 2013, in tandem with the Federal Reserve chairwomen’s comments around the timing of interest rate increases.

Making investment decisions based on predictions of macroeconomic factors is not part of our process. Rather our top down strategy is driven by the Buffalo secular trends.

The majority of our effort is spent on bottom up stock and company analysis. Whether we buy, trim or exit a holding is driven by the investment thesis and valuation. The Buffalo Large Cap Fund holds the equity of secular growth companies with the following four characteristics:

•	The company has a leadership position (a market share taker) in an attractive market with limited competition

•	The company’s products or services are value added

•	The company has a growth opportunity in North America

•	The company has a history of delivering a compelling return on invested capital and that pattern is expected to continue into the future.

We have a long term investment horizon and we strive for low turnover. The valuation discipline led us to trim the higher multiple holdings in the Fund as these equities appreciated over the past three to six months and rotate into secular growth companies that trade at more attractive valuations. Given the valuation discipline, the Buffalo Large Cap Fund is unlikely to outperform its growth peers in a momentum market and should fare better as valuation moves to the forefront of the investors’ consciousness.

The Buffalo Large Cap Fund underperformed the Russell 1000 Growth Index in the 12-month period ended March 31, 2014 by about 10 basis points, returning 23.13%. Overall sector allocation and stock selection performed in line with the benchmark, however drilling down within each category results in some puts and takes. Within sector allocation the Fund’s underweighting of consumer staples was a positive as that sector underperformed the broader market and the Fund’s cash position, which averaged about 2.6%, detracted from performance in a year with strong market appreciation. For stock selection, the Fund’s consumer staple and industrial holdings outperformed the benchmark offset by underperformance in the material sector holdings.

Top contributors in the period were Facebook, Boeing and Schlumberger. Facebook had earnings that exceeded expectations driven by strong performance in mobile advertising. Boeing recovered from the initial scare related to the 787 battery issues and returned the plane to service in mid-2013 with the stock responding positively to those developments. Finally Schlumberger continued to deliver strong operating performance internationally and improved operating performance domestically in fiscal 2014. The top detractors in the period were Biomarin and Broadcom. Biomarin was added in the final quarter of fiscal 2014. This equity underperformed its peers in 2013, received a new drug approval in early 2014 in the U.S. and EU (this drug has the potential to double revenue in 4-5 years), has a history of strong returns on its R&D investments, and finally has a robust pipeline with ample data flow over the next two years. The stock sold off with the biotech sector in mid-March, and we added to the small position initiated earlier in the quarter. Broadcom, a wired and wireless semiconductor company, guided earnings down during the year. We sold the position as we do not believe that Broadcom is a growth company since it should lose share in the transition to 4G LTE in wireless communication.

The Buffalo Large Cap Fund exited the year with 42 names, adding twelve new positions and exiting eleven holdings. The most meaningful changes were made in the financial, consumer discretionary and healthcare sectors. Within financials the Fund exited the large investment banks. We believe that return on equity will remain under pressure as excess cash is held on the balance sheet to meet regulatory requirements. The Fund rotated into financial stocks that should benefit from rising interest rates. Within the consumer discretionary sector, we exited three stocks, as the theses has played out and the valuations were no longer compelling, and added three names with attractive valuations, two of which are media companies. Finally in healthcare the Fund rotated into higher growth, innovative companies consistent with the overall Fund strategy. The cash position in the Fund increased by about 50 basis points during the period ending the year at a 3.4% weighting, well within the normal target range of 2-5%.

Fiscal 2014 equity returns were primarily driven by a subset of less than 100 growth stocks that delivered top line growth around 30%. These stocks are from diverse industries and yet their returns were highly correlated by historical standards. The high correlation for such an eclectic cohort provides some support to the position that momentum and not fundamentals drove the returns. Certainly over the past month, these names have retreated, with the declines also highly correlated. We believe going forward fundamentals will drive performance. Those companies that deliver earnings and free cash flow growth, in the context of top line growth and that trade at a reasonable valuation, should appreciate. The Buffalo Large Cap Fund aims to invest in companies that meet these criteria.

Buffalo Mid Cap Fund

Following some rough periods of underperformance for the Buffalo Mid Cap Fund, we can happily report that the Fund’s return of 25.46% outperformed its benchmark, the Russell Midcap Growth Index return of 24.22% for the 12-month period ended March 31, 2014. The market backdrop was favorable due to a variety of reasons but a few of the key factors include significant monetary stimulus, historically low interest rates, robust oil and gas production, early signs of a manufacturing renaissance and a gradually

    Portfolio Management Review

(Continued)

improving U.S. economy marked by a steadily improving job market and rising home prices. The confluence of these factors bolstered investor confidence and helped drive equity prices higher throughout the year. We even saw meaningful multiple expansion on forward earnings for the first time in many years going back to before the financial crisis.

As stock pickers we are pleased to report that our stock selection decisions added about 340 basis points of relative return versus the benchmark during the period. In fact, stock selection was positive across seven economic sectors for the year and disappointing in only two. Stock selection was especially strong within our consumer and healthcare holdings. Consumer discretionary stocks remain a significant portion of the portfolio and performance from this group was strong gaining over 37% collectively during the period. The high-tech sporting equipment and apparel company Under Armour advanced over 123% alone during the period. This top holding also ended the period as the 2nd largest contributor to overall performance across all sectors. Shares of the stock advanced on strong top line growth and higher gross margins due to lower airfreight costs, better-than-expected sourcing costs, and a favorable sales mix. The growth prospects for Under Armour continue to be bright across all product categories both domestically and internationally. Under Armour has been increasing the amount of clothing that they have in individual wardrobes beyond what is just worn for sporting events. This is a trend that we call “wear share,” and it continues to increase. Under Armour is also still in its infant stage when it comes to international growth opportunities. While another strong contribution to performance came from Harman International Industries, a manufacturer of audio and infotainment systems, whose stock advanced over 141% during the period as the company continues to benefit from increased penetration of its systems within the automotive industry.

The Fund’s largest contribution during the period came from health care-related company Illumina, the market leader in Deoxyribonucleic Acid (DNA) sequencing and a top holding in the portfolio. Shares of Illumina advanced an eye-popping 173% for the year as the company reported exceptional financial results with strong year over year revenue growth and gross margin improvement. It appears the company has improved its competitive advantage with multiple new product launches. Illumina is experiencing strong demand for its sequencing instruments as the technology migrates from the research market to clinical and commercial applications.

Another strong performing stock for the period was the telecommunications company Akamai Technologies. Akamai, which provides services for accelerating and improving video content and applications over the internet, continues to benefit from the proliferation of connected devices, cloud computing, e-commerce, and content delivery — areas with long runways of growth. Additionally a contract renegotiation with a large media company during the year was more positive than initially feared.

Offsetting some of the gains from good stock selection overall was poor performance from within the information technology sector. The largest detractor during the period was Rackspace Hosting, a leading provider of hosting services, which declined about 30% as the company reported weaker than anticipated margins and investors fear the company is being negatively impacted by more aggressive pricing from a larger competitor. Additionally management lowered their outlook for EBITDA margins when they announced a plan to increase spending on the company’s long-term growth initiatives. Based on the developments above we are revisiting our investment thesis on the company.

Looking ahead we believe U.S. GDP has the potential to expand at a 3% pace or above for the rest of the year, especially after the weather induced slowdown in the first quarter. Stronger consumer spending as a result of continued improvement in the jobs market and rising home prices should support stronger economic growth this year. Another catalyst for growth is the energy renaissance in the U.S. triggered by the shale-gas revolution. Oil and gas production has been one of the keystones to the current economic recovery and a primary reason why the U.S. has been on stronger economic footing than many other parts of the world. Oil and gas production should expand even further over the next few years which will help enable real progress toward energy independence for the nation. Like housing, low energy prices benefit large portions of the overall economy beyond just the energy sector. Regarding slower growth in China, while this is without a doubt a headwind for large multinationals selling goods and services into the country, a silver lining is created through softer demand for many commodities which helps keep inflation low for the U.S. Lastly, the effects of government sequestration, the combination of higher taxes and lower government spending enacted in 2013, should weaken to become less of a negative factor for U.S. GDP growth going forward.

Rest assured that we are diligently analyzing the quality and growth prospects of each stock we own in the Fund and searching for additional high-quality mid cap stocks to add. As always, we continue to strive to provide our shareholders with an opportunity for significant capital appreciation by investing in premier mid cap companies trading at attractive valuations that stand to benefit from secular growth trends.

Buffalo Small Cap Fund

The last 12 months were a banner year for U.S. small cap stocks continuing a trend that has been in place for the past few years. For the 12-month period ending March 31, 2014, the Buffalo Small Cap Fund delivered a very respectable total return of 26.71%. The market backdrop was favorable due to a variety of reasons but a few of the key factors include significant monetary stimulus, historically low interest rates, robust oil and gas production, early signs of a manufacturing renaissance and a gradually improving U.S. economy marked by a steadily improving job market and rising home prices. The confluence of these factors bolstered investor confidence and helped drive equity prices higher throughout the year, especially small caps. We even saw meaningful multiple expansion on forward earnings for the first time in many years going back to before the financial crisis.

While we are pleased with the Fund’s strong absolute return over the past year we are reflective as this result slightly underperformed our benchmark Russell 2000 Growth Index which advanced 27.19%. As stock pickers we are however happy to report that our stock selection decisions were positive during the period adding nearly 185 basis points (bps) of relative return versus the benchmark. Stock selection was especially strong within our consumer, financial, and energy holdings. Pandora Media, a leader in internet radio, was the strongest contributor to the Fund’s results for the period as the stock more than doubled since March 2013. Pandora has benefitted from the secular shift of terrestrial radio advertising dollars towards the company. The stock also benefited from the company’s ability to monetize its growing mobile and automotive user base more effectively. Within financials, MarketAxess, which provides an electronic trading marketplace for bonds, advanced over 60% during the period and also made a positive contribution to relative results. MarketAxess has continued to benefit from the trend in electronic trading of fixed income securities away from traditional phone orders. Another top contributor for the Fund was Align Technologies which advanced nearly 55% during the year ending March 31. As the Fund’s top holding during the period this position made a nice contribution to performance. Align, the global manufacturer of clear aligners for orthodontists and dentists, continued the expansion of its customer base and increased Invisalign utilization. The company continues to enhance its treatment software and materials used for aligners, which has led to increased confidence by doctors in the clinical outcomes of their patients.

While our stock selection decisions were constructive overall our performance could have been better in information technology, telecom and industrials, areas of weak stock selection that held the Fund back for the year. Technology companies Semtech Corporation and Aruba Networks declined significantly as did telecommunications company NeuStar. NeuStar was adversely impacted by uncertainty over the renewal of the company’s local number portability contract (Number Portability Administration Center, “NPAC”) for the telecommunications industry, a renewal we had once calculated as highly probable. The North American Portability Management (NAPM) committee and the Federal Communications Commission (FCC) are responsible for this decision and have provided little clarity on the process. This contract represents a material portion of NSR’s EBITDA and its loss would meaningfully alter the company’s profitability profile.

Also contributing to the relative performance shortfall of the Fund was the sector allocation impact, which more than offset positive stock selection results in the period. In fact, the allocation impact was negative across six of the ten economic sectors and generated 226 bps of negative allocation effect. We also experienced the detrimental impact of having what we believe to be a very normal amount of cash during the period (about 3%) which acted as an anchor in the surging market period. From a sector standpoint, healthcare was a very strong performing area for the benchmark during the period advancing over 37%. Looking back we see a negative impact on the Fund’s relative results due to our significant underweight to this area. The primary reason for this underweight is due to the fact that a significant portion of the companies in this sector have negative cash flow and earnings as well as significant regulatory approval risk with the Food and Drug Administration. The combination of these risk factors typically means we maintain only a small portion of the portfolio in these types of companies. On a positive note, our stock selection was significantly better than the benchmark in this area, increasing over +45%, with strong results from companies including Align Technology (as mentioned above) and athenahealth; however, we simply didn’t have enough exposure to the sector, which contributed to the relative shortfall.

Looking ahead we believe U.S. GDP has the potential to expand at a 3% pace or above for the rest of the year, especially after the weather induced slowdown in the first quarter. Stronger consumer spending as a result of continued improvement in the jobs market and rising home prices should support stronger economic growth this year. Another catalyst for growth is the energy renaissance in the U.S. triggered by the shale-gas revolution. Oil and gas production has been one of the keystones to the current economic recovery and a primary reason why the U.S. has been on stronger economic footing than many other parts of the world. Oil and gas production should expand even further over the next few years which will help enable real

    Portfolio Management Review

(Continued)

progress toward energy independence for the nation. Like housing, low energy prices benefit large portions of the overall economy beyond just the energy sector. Regarding slower growth in China, while this is without a doubt a headwind for large multinationals selling goods and services into the country, a silver lining is created through softer demand for many commodities which helps keep inflation low for the U.S. Lastly, the effects of government sequestration, the combination of higher taxes and lower government spending enacted in 2013, should weaken to become less of a negative factor for U.S. GDP growth going forward.

Since the March Federal Reserve meeting, where the committee signaled that interest rates may rise sooner than investors expected in 2015, there has been substantial downward volatility in growth equities, especially small caps, despite very little overall movement in the broad indices. The Fund has not been immune to this correction and many of our faster growing companies have moved lower. In some cases a meaningful amount of the multiple expansions experienced in 2013 has now been erased. As managers we continually test our investment thesis in each name in the portfolio, especially after sharp movements up or down. The recent weakness in our growth company universe has allowed us to redeploy the proceeds from sells made late last year and early this year when the market was at higher levels. Despite the near term weakness in growth equities, we remain confident in the long-term potential of the companies in the portfolio. As always, we continue to strive to provide our shareholders with an opportunity for significant capital appreciation by investing in premier small cap companies trading at attractive valuations that stand to benefit from secular growth trends.

Sincerely,

John C. Kornitzer President, KCM

EU	= European Union
ECB	= European Central Bank
OEM	= Original Equipment Manufacturer
GDP	= Gross Domestic Product

A basis point is one hundredth of a percentage point (0.01%)

Free Cash Flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business, or share repurchases.

*	According to S&P, an obligation rated ‘CCC’ is currently vulnerable and dependent on favorable business, financial and economic conditions to meet financial commitments.

    Investment Results

Total Returns as of March 31, 2014

			AVERAGE ANNUAL
	Gross Expense Ratio*	THREE MONTHS	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION

Buffalo Discovery Fund (inception date 4/16/01)	1.02%	2.96%	29.54%	24.91%	10.40%	7.76%
Russell 3000 Growth Index	N/A	1.07%	23.53%	21.94%	7.95%	5.57%
Lipper Multi-Cap Growth Funds Index	N/A	1.70%	26.48%	22.20%	7.96%	5.40%

Buffalo Dividend Focus Fund (inception date 12/03/12)	1.62%	3.60%	21.65%	N/A	N/A	20.88%
S&P 500 Index	N/A	1.81%	21.86%	N/A	N/A	26.02%
Lipper Equity Income Funds Index	N/A	2.04%	18.76%	N/A	N/A	23.85%
Russell 1000 Value Index	N/A	3.02%	21.57%	N/A	N/A	28.98%

Buffalo Emerging Opportunities Fund** (inception date 5/21/04)	1.51%	-3.30%	39.66%	34.49%	N/A	9.66%
Russell 2000 Growth Index***	N/A	0.48%	27.19%	25.24%	N/A	9.81%
Lipper Small-Cap Growth Funds Index	N/A	-0.47%	25.59%	23.65%	N/A	8.77%
Russell Microcap Growth Index	N/A	4.80%	39.35%	27.27%	N/A	7.96%

Buffalo Flexible Income Fund (inception date 8/12/94)	1.04%	1.12%	9.56%	16.55%	8.14%	7.69%
S&P 500 Index	N/A	1.81%	21.86%	21.16%	7.42%	9.46%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	1.97%	11.31%	13.93%	5.77%	7.28%

Buffalo Growth Fund (inception date 5/19/95)	0.92%	1.72%	27.98%	22.21%	8.32%	10.10%
Russell 1000 Growth Index	N/A	1.12%	23.22%	21.68%	7.86%	8.25%
Lipper Large-Cap Growth Funds Index	N/A	-0.11%	25.04%	20.32%	6.94%	7.28%

Buffalo High Yield Fund (inception date 5/19/95)	1.03%	1.14%	7.12%	14.01%	6.72%	7.83%
Bank of America Merrill Lynch U.S. High Yield Master II Index	N/A	3.00%	7.53%	18.19%	8.54%	7.85%
Lipper High Yield Bond Funds Index	N/A	2.90%	7.48%	16.90%	7.28%	6.44%

Buffalo International Fund (inception date 9/28/07)	1.10%	-0.09%	14.31%	17.74%	N/A	3.02%
MSCI AC World (ex USA) Index	N/A	0.51%	12.31%	15.52%	N/A	-0.09%
Lipper International Funds Index	N/A	0.42%	17.22%	16.39%	N/A	0.68%

Buffalo Large Cap Fund (inception date 5/19/95)	0.98%	-0.38%	23.13%	20.33%	6.77%	8.86%
Russell 1000 Growth Index	N/A	1.12%	23.22%	21.68%	7.86%	8.25%
Lipper Large-Cap Growth Funds Index	N/A	-0.11%	25.04%	20.32%	6.94%	7.28%

Buffalo Mid Cap Fund (inception date 12/17/01)	1.02%	2.61%	25.46%	21.02%	8.30%	8.61%
Russell Midcap Growth Index	N/A	2.04%	24.22%	24.73%	9.47%	8.49%
Lipper Mid-Cap Growth Funds Index	N/A	1.31%	23.98%	22.73%	9.22%	7.67%

Buffalo Small Cap Fund (inception date 4/14/98)	1.01%	-3.48%	26.71%	20.83%	8.84%	12.90%
Russell 2000 Growth Index	N/A	0.48%	27.19%	25.24%	8.87%	5.41%
Lipper Small-Cap Growth Funds Index	N/A	-0.47%	25.59%	23.65%	7.84%	6.34%

*	As reported in the Funds’ Prospectus dated June 3, 2013.
**	Effective June 3, 2013, the Fund name was changed to Buffalo Emerging Opportunities Fund. Prior to June 3, 2013, the Fund was known as the Buffalo Micro Cap Fund
***

The Russell 2000® Growth Index replaced the Russell Microcap® Growth Index as the primary benchmark index for the Fund in connection with the changes to the Fund’s name and principal investment strategies.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.
The Buffalo Discovery, Dividend Focus, Flexible Income, International, Large Cap, Mid Cap, and Growth Funds impose a 2.00% redemption fee on shares held for less than 60 days and the Buffalo High Yield, Emerging Opportunities and Small Cap Funds impose a 2.00% redemption fee on shares held less than 180 days.

The Funds’ returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds’ fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. You cannot invest directly in a Lipper Average. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI AC World (ex USA) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classifications. The Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three, five or ten-year period. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper. Any use of the data for analyzing, managing, or trading financial instruments is at the user’s own risk. This is not an offer to buy or sell securities. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

The Lipper Fund Awards are part of the Thomson Reuters Awards for Excellence, a global family of awards that celebrate exceptional performance throughout the professional investment community. The Thomson Reuters Awards for Excellence recognize the world’s top funds, fund management firms, sell-side firms, research analysts, and investor relations teams. The Thomson Reuters Awards for Excellence also include the Extel Survey Awards, the StarMine Analyst Awards, and the StarMine Broker Rankings.

For more information, please contact markets.awards@thomsonreuters.com or visit excellence.thomsonreuters.com

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology, foreign, debt, lower- or non-rated securities and smaller companies.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

Buffalo Discovery Fund

Growth of a $10,000 Investment

Buffalo Dividend Focus Fund

Growth of a $10,000 Investment

Buffalo Emerging Opportunities Fund

Growth of a $10,000 Investment

Buffalo Flexible Income Fund

Growth of a $10,000 Investment

Buffalo Growth Fund

Growth of a $10,000 Investment

Buffalo High Yield Fund

Growth of a $10,000 Investment

Buffalo International Fund

Growth of a $10,000 Investment

Buffalo Large Cap Fund

Growth of a $10,000 Investment

Buffalo Mid Cap Fund

Growth of a $10,000 Investment

Buffalo Small Cap Fund

Growth of a $10,000 Investment

    Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 – March 31, 2014).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Flexible Income, Dividend Focus, International, Large Cap, Mid Cap, Discovery and Growth Funds within 60 days of purchase. The Buffalo High Yield, Emerging Opportunities and Small Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD OCTOBER 1, 2013 - MARCH 31, 2014*
Actual	$1,000.00	$1,108.50	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,014.85	$5.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO DIVIDEND FOCUS FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD OCTOBER 1, 2013 - MARCH 31, 2014*
Actual	$1,000.00	$1,128.80	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,015.87	$4.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO EMERGING OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD OCTOBER 1, 2013 - MARCH 31, 2014*
Actual	$1,000.00	$1,067.70	$7.63
Hypothetical (5% return before expenses)	$1,000.00	$1,010.12	$7.42

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO FLEXIBLE INCOME FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD OCTOBER 1, 2013 - MARCH 31, 2014*
Actual	$1,000.00	$1,062.90	$5.23
Hypothetical (5% return before expenses)	$1,000.00	$1,014.77	$5.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO GROWTH FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD OCTOBER 1, 2013 - MARCH 31, 2014*
Actual	$1,000.00	$1,108.30	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,015.86	$4.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD OCTOBER 1, 2013 - MARCH 31, 2014*
Actual	$1,000.00	$1,033.40	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,014.80	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD OCTOBER 1, 2013 - MARCH 31, 2014*
Actual	$1,000.00	$1,076.20	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,014.27	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD OCTOBER 1, 2013 - MARCH 31, 2014*
Actual	$1,000.00	$1,094.80	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,015.36	$4.81

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO MID CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD OCTOBER 1, 2013 - MARCH 31, 2014*
Actual	$1,000.00	$1,100.00	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,014.86	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD OCTOBER 1, 2013 - MARCH 31, 2014*
Actual	$1,000.00	$1,034.10	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,014.89	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

    Allocation of Portfolio Holdings

Percentages represent market value as a percentage of total investments as of March 31, 2014.

BUFFALO DISCOVERY FUND

Information Technology	31.00%
Health Care	25.17%
Industrials	12.99%
Consumer Discretionary	7.79%
Energy	6.49%
Short-Term Investments	5.58%
Materials	4.58%
Consumer Staples	4.54%
Financials	1.86%

100.00%

BUFFALO DIVIDEND FOCUS FUND

Information Technology	15.69%
Energy	14.47%
Health Care	12.21%
Industrials	11.12%
Financials	11.07%
Consumer Staples	10.38%
Consumer Discretionary	8.90%
Short-Term Investments	7.56%
Utilities	3.40%
Materials	3.22%
Telecommunication Services	1.98%

100.00%

BUFFALO EMERGING OPPORTUNITIES FUND

Information Technology	47.10%
Health Care	16.79%
Industrials	12.37%
Consumer Discretionary	11.81%
Materials	3.75%
Telecommunication Services	3.61%
Consumer Staples	3.04%
Financials	1.20%
Short-Term Investments	0.33%

100.00%

BUFFALO FLEXIBLE INCOME FUND

Common Stocks	55.10%
Short-Term Investments	21.84%
Corporate Bonds	16.79%
Convertible Bonds	5.19%
REITS	1.08%

100.00%

BUFFALO GROWTH FUND

Information Technology	25.92%
Industrials	17.85%
Consumer Discretionary	14.41%
Health Care	10.86%
Financials	9.74%
Consumer Staples	6.45%
Energy	6.06%
Short-Term Investments	4.62%
Materials	4.09%

100.00%

BUFFALO HIGH YIELD FUND

Corporate Bonds	57.98%
Short-Term Investments	19.08%
Convertible Bonds	16.22%
Common Stocks	4.69%
Convertible Preferred Stocks	1.13%
Preferred Stocks	0.90%

100.00%

BUFFALO INTERNATIONAL FUND

Europe	64.86%
Asia	16.43%
The Americas	8.95%
Short-Term Investments	8.91%
Middle East	0.85%

100.00%

BUFFALO LARGE CAP FUND

Information Technology	25.67%
Consumer Discretionary	17.73%
Health Care	15.85%
Financials	10.89%
Industrials	10.79%
Energy	6.00%
Consumer Staples	5.00%
Materials	4.65%
Short-Term Investments	3.42%

100.00%

BUFFALO MID CAP FUND

Consumer Discretionary	27.98%
Industrials	19.78%
Information Technology	16.18%
Financials	15.13%
Health Care	8.93%
Consumer Staples	4.40%
Energy	4.15%
Materials	2.03%
Short-Term Investments	1.42%

100.00%

BUFFALO SMALL CAP FUND

Information Technology	29.79%
Industrials	18.42%
Consumer Discretionary	17.89%
Financials	12.38%
Health Care	12.37%
Consumer Staples	3.64%
Short-Term Investments	2.82%
Energy	2.69%

100.00%

    Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 94.30%
CONSUMER DISCRETIONARY — 7.78%
	Auto Components — 1.77%
187,400	BorgWarner, Inc.	$11,519,478

	Internet & Catalog Retail — 1.78%
159,100	Expedia, Inc.	11,534,750

	Media — 1.49%
362,927	Lions Gate Entertainment Corp.(b)	9,701,039

	Specialty Retail — 2.74%
143,370	Vitamin Shoppe, Inc.(a)	6,812,942
164,300	Williams-Sonoma, Inc.	10,948,952

		17,761,894
	Total Consumer Discretionary (Cost $41,385,216)	50,517,161

CONSUMER STAPLES — 4.54%
	Food & Staples Retailing — 2.85%
285,100	The Fresh Market, Inc.(a)	9,579,360
175,300	Whole Foods Market, Inc.	8,889,463

		18,468,823

	Food Products — 1.69%
113,000	The JM Smucker Co.	10,988,120
	Total Consumer Staples (Cost $30,554,717)	29,456,943

ENERGY — 6.49%
	Energy Equipment & Services — 6.49%
208,200	Baker Hughes, Inc.	13,537,164
127,938	CARBO Ceramics, Inc.	17,654,165
352,978	Forum Energy Technologies Inc.(a)	10,935,258
	Total Energy (Cost $28,674,216)	42,126,587

FINANCIALS — 1.85%
	Capital Markets — 0.39%
49,600	Financial Engines Inc.	2,518,688

	Diversified Financial Services — 1.46%
48,100	IntercontinentalExchange Group, Inc.	9,515,623
	Total Financials (Cost $9,299,086)	12,034,311

HEALTH CARE — 25.13%
	Biotechnology — 3.47%
48,300	Alnylam Pharmaceuticals Inc.(a)	3,242,862
154,500	Cepheid, Inc.(a)	7,969,110
121,900	Gilead Sciences, Inc.(a)	8,637,834
112,000	Sarepta Therapeutics, Inc.(a)	2,691,360

		22,541,166

	Health Care Equipment & Supplies — 6.35%
1,448,900	Accuray Inc.(a)	13,909,440
315,221	Align Technology, Inc.(a)	16,325,296
94,563	Baxter International Inc.	6,957,946
162,600	Inogen Inc.(a)	2,684,526
67,263	Oxford Immunotec Global PLC(a)(b)	1,349,968

		41,227,176

    Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
	Health Care Technology — 2.78%
61,750	athenahealth Inc.(a)	$9,894,820
331,400	MedAssets Inc.(a)	8,188,894

		18,083,714

	Life Sciences Tools & Services — 4.37%
151,100	Agilent Technologies, Inc.	8,449,512
167,900	Charles River Laboratories International, Inc.(a)	10,131,086
217,825	PerkinElmer, Inc.	9,815,195

		28,395,793

	Pharmaceuticals — 8.16%
30,377	Actavis plc(a)(b)	6,253,105
328,100	Akorn, Inc.(a)	7,218,200
99,004	Allergan, Inc.	12,286,396
468,500	Hospira, Inc.(a)	20,262,625
45,400	Perrigo Co. PLC(b)	7,021,564

		53,041,890
	Total Health Care (Cost $103,402,351)	163,289,739

INDUSTRIALS — 12.98%
	Aerospace & Defense — 1.31%
194,900	Hexcel Corp.(a)	8,485,946

	Commercial Services & Supplies — 2.41%
257,100	Healthcare Services Group, Inc.	7,471,326
71,805	Stericycle, Inc.(a)	8,158,484

		15,629,810

	Construction & Engineering — 1.66%
292,700	Quanta Services, Inc.(a)	10,800,630

	Electrical Equipment — 2.77%
218,900	AMETEK, Inc.	11,271,161
50,200	Roper Industries, Inc.	6,702,202

		17,973,363

	Electronic Equipment, Instruments & Components — 1.31%
64,000	Acuity Brands, Inc.	8,484,480

	Machinery — 2.60%
174,076	Chart Industries, Inc.(a)	13,847,746
45,400	Proto Labs, Inc.(a)	3,072,218

		16,919,964

	Professional Services — 0.92%
93,400	The Advisory Board Co.(a)	6,000,950
	Total Industrials (Cost $61,427,674)	84,295,143

INFORMATION TECHNOLOGY — 30.96%
	Communications Equipment — 5.48%
385,800	ADTRAN, Inc.	9,417,378
80,700	F5 Networks, Inc.(a)	8,605,041
286,200	Juniper Networks, Inc.(a)	7,372,512
129,000	QUALCOMM, Inc.	10,172,940

		35,567,871

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
	Electronic Equipment, Instruments & Components — 1.87%
83,504	FARO Technologies, Inc.(a)	$4,425,712
269,300	National Instruments Corp.	7,726,217

		12,151,929

	Internet Software & Services — 6.35%
136,013	Akamai Technologies, Inc.(a)	7,917,317
52,100	Equinix, Inc.(a)	9,630,164
181,075	Facebook Inc.(a)	10,907,958
11,500	Google Inc. — Class A(a)	12,816,865

		41,272,304

	IT Services — 1.79%
389,000	ServiceSource International Inc.(a)	3,283,160
169,145	Teradata Corp.(a)	8,320,243

		11,603,403

	Semiconductors & Semiconductor Equipment — 2.71%
291,900	Broadcom Corp. — Class A	9,189,012
332,190	Semtech Corp.(a)	8,417,695

		17,606,707

	Software — 7.89%
63,900	ACI Worldwide, Inc.(a)	3,782,241
16,100	ANSYS, Inc.(a)	1,240,022
247,300	BroadSoft Inc.(a)	6,610,329
176,491	Citrix Systems, Inc.(a)	10,135,878
564,700	Fortinet Inc.(a)	12,440,340
150,400	MICROS Systems, Inc.(a)	7,960,672
173,100	Red Hat, Inc.(a)	9,170,838

		51,340,320

	Technology Hardware, Storage & Peripherals — 4.87%
28,800	Apple Inc.	15,458,112
480,200	EMC Corp.	13,162,282
81,000	NetApp, Inc.(a)	2,988,900

		31,609,294
	Total Information Technology (Cost $152,376,101)	201,151,828

MATERIALS — 4.57%
	Chemicals — 4.57%
102,900	Ecolab Inc.	11,112,171
101,363	FMC Corp.	7,760,351
95,000	Monsanto Co.	10,808,150
	Total Materials (Cost $19,140,502)	29,680,672

TOTAL COMMON STOCKS		612,552,384
(COST $446,259,863)

    Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

SHORT TERM INVESTMENTS — 5.57%
INVESTMENT COMPANY — 5.57%
36,169,322	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	$36,169,322
	Total Investment Company	36,169,322

	TOTAL SHORT TERM INVESTMENTS	36,169,322
	(COST $36,169,322)

	TOTAL INVESTMENTS — 99.87%	648,721,706
	(COST $482,429,185)

	Other Assets in Excess of Liabilities — 0.13%	814,334

	TOTAL NET ASSETS — 100.00%	$649,536,040

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $24,325,676 (3.75% of net assets) at March 31, 2014.
(c)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 92.15%
CONSUMER DISCRETIONARY — 8.87%
	Automobiles — 0.93%
11,200	Ford Motor Co.	$174,720

	Hotels, Restaurants & Leisure — 4.14%
1,100	Churchill Downs Inc.	100,430
1,300	Las Vegas Sands Corp.	105,014
3,300	Marriott International Inc. — Class A	184,866
3,000	McDonald’s Corp.	294,090
400	Wynn Resorts Ltd.	88,860

		773,260

	Media — 0.99%
3,700	Comcast Corp.	185,074

	Multiline Retail — 1.14%
3,600	Macy’s, Inc.	213,444

	Specialty Retail — 1.22%
4,850	Foot Locker, Inc.	227,853

	Textiles, Apparel & Luxury Goods — 0.45%
1,700	Coach, Inc.	84,422
	Total Consumer Discretionary (Cost $1,490,833)	1,658,773

CONSUMER STAPLES — 10.35%
	Beverages — 1.45%
7,000	The Coca Cola Co.	270,620

	Food Products — 5.76%
4,700	General Mills, Inc.	243,554
4,900	Kraft Foods Group, Inc. — Class A	274,890
12,200	Pinnacle Foods Inc.(a)	364,292
4,750	Unilever NV — NV Shares — ADR(b)	195,320

		1,078,056

	Household Products — 3.14%
3,000	The Clorox Co.	264,030
4,000	The Procter & Gamble Co.	322,400

		586,430
	Total Consumer Staples (Cost $1,634,189)	1,935,106

ENERGY — 14.43%
	Energy Equipment & Services — 3.11%
2,800	National Oilwell Varco Inc.	218,036
9,700	RPC, Inc.	198,074
1,700	Schlumberger Ltd.(b)	165,750

		581,860

	Oil, Gas & Consumable Fuels — 11.32%
3,100	Access Midstream Partners LP.	178,405
4,600	EQT Midstream Partners LP.	323,518
3,150	HollyFrontier Corp.	149,877
16,650	Midcoast Energy Partners LP	343,822
3,100	Occidental Petroleum Corp.	295,399
3,900	Phillips 66 Partners LP.	189,423
9,200	Plains GP Holdings LP — Class A	257,416

    Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

ENERGY (Continued)
3,660	Valero Energy Partners LP.	$144,899
4,750	Western Gas Equity Partners LP.	233,273

		2,116,032
	Total Energy (Cost $2,104,076)	2,697,892

FINANCIALS — 11.04%
	Capital Markets — 0.84%
500	BlackRock, Inc.	157,240

	Commercial Banks — 1.64%
6,150	Wells Fargo & Co.	305,901

	Consumer Finance — 1.84%
4,450	Capital One Financial Corp.	343,362

	Diversified Financial Services — 5.09%
1,900	Berkshire Hathaway Inc.(a)	237,443
3,350	CME Group Inc.	247,934
4,750	JPMorgan Chase & Co.	288,372
2,350	McGraw Hill Financial, Inc.	179,305

		953,054

	Insurance — 1.63%
6,400	Arthur J. Gallagher & Co.	304,512
	Total Financials (Cost $1,843,499)	2,064,069

HEALTH CARE — 12.17%
	Biotechnology — 0.73%
1,100	Amgen Inc.	135,674

	Pharmaceuticals — 11.44%
6,000	GlaxoSmithKline PLC — ADR(b)	320,580
4,000	Johnson & Johnson	392,920
6,000	Merck & Co., Inc.	340,620
3,350	Novartis AG — ADR(b)	284,817
6,500	Novo Nordisk A/S — ADR(b)	296,725
6,950	Pfizer Inc.	223,234
5,400	Sanofi — ADR(b)	282,312

		2,141,208
	Total Health Care (Cost $1,932,840)	2,276,882

INDUSTRIALS — 11.09%
	Aerospace & Defense — 3.66%
1,500	The Boeing Co.	188,235
15,000	Exelis Inc.	285,150
1,800	United Technologies Corp.	210,312

		683,697

	Commercial Services & Supplies — 2.57%
10,000	Pitney Bowes Inc.	259,900
5,250	Waste Management, Inc.	220,868

		480,768

	Industrial Conglomerates — 2.08%
15,000	General Electric Co.	388,350

SHARES OR FACE AMOUNT		FAIR VALUE*

INDUSTRIALS (Continued)
	Professional Services — 0.96%
4,300	Robert Half International, Inc.	$180,385

	Road & Rail — 1.82%
3,500	Norfolk Southern Corp.	340,095
	Total Industrials (Cost $1,613,504)	2,073,295

INFORMATION TECHNOLOGY — 15.63%
	Communications Equipment — 2.95%
10,350	Cisco Systems, Inc.	231,944
4,050	QUALCOMM, Inc.	319,383

		551,327

	IT Services — 2.12%
5,500	Paychex, Inc.	234,300
750	Visa Inc. — Class A	161,895

		396,195

	Semiconductors & Semiconductor Equipment — 3.51%
8,800	Broadcom Corp. — Class A	277,024
14,700	Intel Corp.	379,407

		656,431

	Software — 4.29%
10,200	Activision Blizzard, Inc.	208,488
8,500	Microsoft Corp.	348,414
6,050	Oracle Corp.	247,506

		804,408

	Technology Hardware, Storage & Peripherals — 2.76%
960	Apple Inc.	515,270
	Total Information Technology (Cost $2,449,099)	2,923,631

MATERIALS — 3.21%
	Chemicals — 1.19%
2,500	LyondellBasell Industries NV(b)	222,350

	Containers & Packaging — 0.77%
3,850	MeadWestvaco Corp.	144,914

	Metals & Mining — 1.25%
2,650	Freeport-McMoRan Copper & Gold Inc.	87,636
5,000	SunCoke Energy Partners LP.	146,250

		233,886
	Total Materials (Cost $466,046)	601,150

TELECOMMUNICATION SERVICES — 1.97%
	Diversified Telecommunications — 1.97%
5,350	AT&T Inc.	187,625
3,800	Verizon Communications Inc.	180,766
	Total Telecommunication Services (Cost $346,889)	368,391

UTILITIES — 3.39%
	Electric Utilities — 3.39%
6,900	Exelon Corp.	231,564
5,700	ITC Holdings Corp.	212,895

    Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

UTILITIES (Continued)
4,800	NRG Yield, Inc.	$189,744
	Total Utilities (Cost $537,074)	634,203

TOTAL COMMON STOCKS		17,233,392
(COST $14,418,049)

SHORT TERM INVESTMENTS — 7.53%
INVESTMENT COMPANY — 7.53%
1,408,498	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	1,408,498
	Total Investment Company	1,408,498

TOTAL SHORT TERM INVESTMENTS		1,408,498
(COST $1,408,498)

TOTAL INVESTMENTS — 99.68%		18,641,890
(COST $15,826,547)

Other Assets in Excess of Liabilities — 0.32%		59,569

TOTAL NET ASSETS — 100.00%		$18,701,459

ADR — American Depositary Receipt

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securites amounted to $1,767,854 (9.45% of net assets) at March 31, 2014.
(c)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 98.82%
CONSUMER DISCRETIONARY — 11.70%
	Diversified Consumer Services — 1.92%
589,900	LifeLock, Inc.(a)	$10,093,189

	Hotels, Restaurants & Leisure — 0.67%
196,500	Potbelly Corp.(a)	3,511,455

	Household Durables — 2.72%
253,000	iRobot Corp.(a)	10,385,650
242,175	TRI Pointe Homes, Inc.(a)	3,930,500

		14,316,150

	Leisure Equipment & Products — 1.87%
803,500	Black Diamond, Inc.(a)	9,826,805

	Specialty Retail — 1.22%
415,000	The Tile Shop Holdings, Inc.(a)	6,411,750

	Textiles, Apparel & Luxury Goods — 3.30%
141,700	Oxford Industries, Inc.	11,080,940
239,385	Vince Holding Corp.(a)	6,310,189

		17,391,129
	Total Consumer Discretionary (Cost $51,672,188)	61,550,478

CONSUMER STAPLES — 3.01%
	Food Products — 3.01%
898,975	Boulder Brands, Inc.(a)	15,839,940
	Total Consumer Staples (Cost $12,426,250)	15,839,940

FINANCIALS — 1.19%
	Diversified Financial Services — 1.19%
105,400	MarketAxess Holdings, Inc.	6,241,788
	Total Financials (Cost $3,149,980)	6,241,788

HEALTH CARE — 16.65%
	Biotechnology — 1.42%
99,300	Agios Pharmaceuticals, Inc.(a)	3,887,595
110,000	Foundation Medicine, Inc.(a)	3,560,700

		7,448,295

	Health Care Equipment & Supplies — 9.72%
218,000	Abaxis, Inc.(a)	8,475,840
1,276,800	Accuray Inc.(a)	12,257,280
175,600	ICU Medical, Inc.(a)	10,514,928
280,625	Meridian Bioscience, Inc.	6,114,819
129,675	Neogen Corp.(a)	5,828,891
291,300	Quidel Corp.(a)	7,952,490

		51,144,248

	Health Care Providers & Services — 0.78%
245,661	National Research Corp.(a)(c)	4,075,516

	Health Care Technology — 4.73%
133,325	Castlight Health, Inc. — Class B(a)	2,829,157
249,600	HealthStream, Inc.(a)	6,664,320

    Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
538,103	Omnicell, Inc.(a)	$15,400,507

		24,893,984
	Total Health Care (Cost $74,648,328)	87,562,043

INDUSTRIALS — 12.27%
	Building Products — 1.87%
295,900	Apogee Enterprises, Inc.	9,832,757

	Commercial Services & Supplies — 0.85%
245,100	Heritage-Crystal Clean, Inc.(a)(c)	4,443,663

	Construction & Engineering — 1.49%
310,100	MYR Group Inc.(a)	7,851,732

	Electrical Equipment — 3.31%
131,773	Power Solutions International, Inc.(a)	9,905,376
324,900	Thermon Group Holdings Inc.(a)	7,531,182

		17,436,558

	Machinery — 1.13%
87,700	Proto Labs, Inc.(a)	5,934,659

	Professional Services — 3.62%
110,200	Exponent, Inc.	8,271,612
191,500	WageWorks, Inc.(a)	10,745,065

		19,016,677
	Total Industrials (Cost $52,762,169)	64,516,046

INFORMATION TECHNOLOGY — 46.70%
	Communications Equipment — 3.54%
764,600	Procera Networks, Inc.(a)	7,944,194
876,000	Ruckus Wireless Inc.(a)	10,652,160

		18,596,354

	Electronic Equipment, Instruments & Components — 3.21%
419,900	DTS, Inc.(a)	8,297,224
161,514	FARO Technologies, Inc.(a)	8,560,242

		16,857,466

	Internet Software & Services — 19.65%
101,000	Amber Road Inc.(a)	1,555,400
100,000	Benefitfocus, Inc.(a)	4,697,000
22,000	Borderfree, Inc.(a)	410,080
369,400	comScore Inc.(a)	12,112,626
126,600	Cornerstone OnDemand, Inc.(a)	6,060,342
464,801	E2open, Inc.(a)	10,955,360
142,005	Envestnet, Inc.(a)	5,705,761
1,166,200	Internap Network Services Corp.(a)	8,256,696
360,500	LogMeIn, Inc.(a)	16,182,844
30,000	Q2 Holdings Inc.(a)	465,900
319,700	SciQuest, Inc.(a)	8,636,696
202,950	SPS Commerce Inc.(a)	12,471,277
375,600	Xoom Corp.(a)	7,331,712
2,056,100	Zix Corp.(a)	8,512,254

		103,353,948

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
	Semiconductors & Semiconductor Equipment — 4.05%
128,404	NVE Corp.(a)(c)	$7,324,164
768,350	PDF Solutions, Inc.(a)	13,960,920

		21,285,084

	Software — 16.25%
329,000	Ellie Mae, Inc.(a)	9,488,360
298,060	Exa Corp.(a)(c)	3,952,276
251,900	FleetMatics Group PLC(a)(b)	8,426,055
251,400	Imperva Inc.(a)	14,002,980
981,207	Mitek Systems, Inc.(a)	3,797,271
420,528	Proofpoint, Inc.(a)	15,593,178
340,533	PROS Holdings, Inc.(a)	10,730,195
263,000	Synchronoss Technologies, Inc.(a)	9,018,270
562,433	Tangoe, Inc.(a)	10,455,629

		85,464,214
	Total Information Technology (Cost $222,302,514)	245,557,066

MATERIALS — 3.72%
	Chemicals — 1.09%
409,450	Marrone Bio Innovations, Inc.(a)	5,720,017

	Metals & Mining — 2.63%
822,760	Horsehead Holding Corp.(a)	13,838,823
	Total Materials (Cost $16,242,438)	19,558,840

TELECOMMUNICATION SERVICES — 3.58%
	Diversified Telecommunication Services — 2.71%
1,317,799	8x8, Inc.(a)	14,245,407

	Wireless Telecommunication Services — 0.87%
253,000	RingCentral, Inc.(a)	4,579,300
	Total Telecommunication Services (Cost $16,315,771)	18,824,707

TOTAL COMMON STOCKS		519,650,908
(COST $449,519,638)

SHORT TERM INVESTMENTS — 0.33%
INVESTMENT COMPANY — 0.33%
1,733,081	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(d)	1,733,081
	Total Investment Company	1,733,081

TOTAL SHORT TERM INVESTMENTS		1,733,081
(COST $1,733,081)

TOTAL INVESTMENTS — 99.15%		521,383,989
(COST $451,252,719)

Other Assets in Excess of Liabilities — 0.85%		4,471,629

TOTAL NET ASSETS — 100.00%		$525,855,618

    Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

PLC—Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $8,426,055 (1.60% of net assets) at March 31, 2014.
(c)	Portion of these securities deemed illiquid. The total value of these securities amounted to $7,309,393 (1.39% of net assets) at March 31, 2014.
(d)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

SHARES OR FACE AMOUNT		FAIR VALUE

COMMON STOCKS — 54.98%
CONSUMER DISCRETIONARY — 3.06%
	Automobiles — 0.39%
345,000	Ford Motor Co.	$5,382,000

	Hotels, Restaurants & Leisure — 1.47%
210,000	McDonald’s Corp.	20,586,300

	Media — 1.20%
630,000	Lions Gate Entertainment Corp.(a)(e)	16,839,900
	Total Consumer Discretionary (Cost $43,796,678)	42,808,200

CONSUMER STAPLES — 10.68%
	Beverages — 2.65%
450,000	The Coca Cola Co.(a)	17,397,000
20,000	Diageo PLC — ADR(e)	2,491,800
100,000	Dr. Pepper Snapple Group, Inc.	5,446,000
140,000	PepsiCo, Inc.	11,690,000

		37,024,800

	Food & Staples Retailing — 1.23%
50,000	Costco Wholesale Corp.	5,584,000
125,000	Sysco Corp.	4,516,250
92,500	Wal-Mart Stores, Inc.	7,069,775

		17,170,025

	Food Products — 3.19%
100,000	Campbell Soup Co.	4,488,000
110,000	ConAgra Foods, Inc.	3,413,300
311,220	General Mills, Inc.	16,127,420
85,000	Kellogg Co.	5,330,350
200,000	Kraft Foods Group, Inc. — Class A	11,220,000
115,000	Mondelez International Inc.	3,973,250

		44,552,320

	Household Products — 3.61%
158,400	The Clorox Co.	13,940,784
30,000	Colgate-Palmolive Co.	1,946,100
150,000	Kimberly-Clark Corp.	16,537,500
225,000	The Procter & Gamble Co.	18,135,000

		50,559,384
	Total Consumer Staples (Cost $120,639,192)	149,306,529

ENERGY — 14.69%
	Energy Equipment & Services — 1.95%
165,000	Baker Hughes, Inc.	10,728,300
20,000	Patterson-UTI Energy, Inc.(a)	633,600
120,000	Schlumberger Ltd.(e)	11,700,000
35,000	Tidewater Inc.	1,701,700
60,000	Transocean Ltd.(e)	2,480,400

		27,244,000

	Oil, Gas & Consumable Fuels — 12.74%
322,175	BP PLC — ADR(e)	15,496,618
100,000	Chevron Corp.	11,891,000
368,000	ConocoPhillips	25,888,800
140,000	Delek Logistics Partners LP	4,662,000

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE

ENERGY (Continued)
197,300	EQT Midstream Partners LP.	$13,876,109
200,000	Exxon Mobil Corp.(a)	19,536,000
100,000	Hess Corp.	8,288,000
387,000	HollyFrontier Corp.(a)	18,413,460
155,000	Kinder Morgan Inc.	5,035,950
150,000	Marathon Oil Corp.	5,328,000
50,000	Marathon Petroleum Corp.	4,352,000
362,100	Midcoast Energy Partners LP	7,477,365
50,000	Phillips 66	3,853,000
290,600	Royal Dutch Shell PLC. — ADR(e)	21,231,236
360,000	Susser Petroleum Partners LP.	12,654,000

		177,983,538
	Total Energy (Cost $151,042,861)	205,227,538

FINANCIALS — 1.48%
	Capital Markets — 0.12%
25,000	Northern Trust Corp.	1,639,000

	Insurance — 1.36%
200,000	The Allstate Corp.	11,316,000
50,000	Arthur J. Gallagher & Co.	2,379,000
60,000	Chubb Corp.	5,358,000

		19,053,000
	Total Financials (Cost $13,964,302)	20,692,000

HEALTH CARE — 6.14%
	Health Care Equipment & Supplies — 1.76%
85,000	Abbott Laboratories	3,273,350
289,200	Baxter International, Inc.	21,279,336

		24,552,686

	Pharmaceuticals — 4.38%
80,000	Eli Lilly & Co.	4,708,800
300,000	GlaxoSmithKline PLC — ADR(e)	16,029,000
200,000	Johnson & Johnson	19,646,000
200,000	Merck & Co., Inc.	11,354,000
200,000	Pfizer Inc.	6,424,000
60,000	Teva Pharmaceutical Industries Ltd. — ADR(e)	3,170,400

		61,332,200
	Total Health Care (Cost $64,950,642)	85,884,886

INDUSTRIALS — 5.24%
	Aerospace & Defense — 0.90%
100,000	The Boeing Co.	12,549,000

	Commercial Services & Supplies — 2.52%
916,300	Pitney Bowes Inc.(a)	23,814,637
62,050	Republic Services, Inc.	2,119,628
225,000	Waste Management, Inc.	9,465,750

		35,400,015

	Industrial Conglomerates — 1.52%
820,000	General Electric Co.	21,229,800

	Machinery — 0.09%
15,000	Illinois Tool Works Inc.	1,219,950

SHARES OR FACE AMOUNT		FAIR VALUE

INDUSTRIALS (Continued)
	Road & Rail — 0.21%
100,000	CSX Corp.	$2,897,000
	Total Industrials (Cost $48,377,992)	73,295,765

INFORMATION TECHNOLOGY — 6.91%
	Communications Equipment — 1.60%
1,000,000	Cisco Systems, Inc.(a)	22,410,000

	Electronic Equipment, Instruments & Components — 0.15%
100,000	Corning Inc.	2,082,000

	IT Services — 1.64%
115,000	International Business Machines Corp. (IBM)(a)	22,136,350
20,000	Paychex, Inc.	852,000

		22,988,350

	Semiconductors & Semiconductor Equipment — 1.55%
840,000	Intel Corp.(a)	21,680,400

	Software — 1.93%
655,000	Microsoft Corp.	26,848,450

	Technology Hardware, Storage & Peripherals — 0.04%
1,000	Apple Inc.(a)	536,740
	Total Information Technology (Cost $83,705,233)	96,545,940

MATERIALS — 3.24%
	Chemicals — 1.66%
305,000	The Dow Chemical Co.	14,819,950
125,000	E.I. du Pont de Nemours and Co.	8,387,500

		23,207,450

	Metals & Mining — 1.58%
200,000	Barrick Gold Corp.(e)	3,566,000
40,000	BHP Billiton Ltd. — ADR(a)(e)	2,710,800
570,000	Newmont Mining Corp.(a)	13,360,800
45,000	Rio Tinto PLC — ADR(e)	2,512,350

		22,149,950
	Total Materials (Cost $45,164,969)	45,357,400

TELECOMMUNICATION SERVICES — 3.20%
	Diversified Telecommunications — 3.20%
750,000	AT&T Inc.	26,302,500
386,000	Verizon Communications Inc.	18,362,020
	Total Telecommunication Services (Cost $44,764,106)	44,664,520

UTILITIES — 0.34%
	Electric Utilities — 0.13%
50,000	OGE Energy Corp.	1,838,000

	Gas Utilities — 0.21%
125,000	Questar Corp.	2,972,500
	Total Utilities (Cost $3,231,721)	4,810,500

TOTAL COMMON STOCKS		768,593,278
(COST $619,637,696)

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE

REITS — 1.07%
FINANCIALS — 1.07%
	Real Estate Investment Trusts (REITs) — 1.07%
185,000	Digital Realty Trust, Inc.	$9,819,800
25,000	Plum Creek Timber Co, Inc.	1,051,000
140,000	Weyerhaeuser Co.	4,109,000
	Total Financials (Cost $16,289,776)	14,979,800

TOTAL REITS		14,979,800
(COST $16,289,776)

CONVERTIBLE BONDS — 5.17%
CONSUMER DISCRETIONARY — 3.30%
	Media — 3.30%
$ 2,000,000	Lions Gate Entertainment Inc.(b) 4.000%, 01/11/2017	5,212,500
30,000,000	1.250%, 04/15/2018	34,181,249
6,500,000	Live Nation Entertainment Inc. 2.875%, 07/15/2027	6,621,875
	Total Consumer Discretionary (Cost $38,453,053)	46,015,624

HEALTH CARE — 0.52%
	Health Care Equipment & Supplies — 0.18%
2,250,000	Alere, Inc. 3.000%, 05/15/2016	2,484,844

	Health Care Providers & Services — 0.34%
4,500,000	Omnicare Inc. 3.250%, 12/15/2035	4,826,250
	Total Health Care (Cost $6,802,798)	7,311,094

INFORMATION TECHNOLOGY — 0.92%
	Software — 0.92%
5,500,000	BroadSoft, Inc. 1.500%, 07/01/2018	5,795,625
7,000,000	Rovi Corp. 2.625%, 02/15/2040	7,087,500
	Total Information Technology (Cost $12,235,283)	12,883,125

MATERIALS — 0.43%
	Metals & Mining — 0.43%
7,500,000	Molycorp Inc. 6.000%, 09/01/2017	6,023,438
	Total Materials (Cost $7,500,000)	6,023,438

TOTAL CONVERTIBLE BONDS		72,233,281
(COST $64,991,134)

SHARES OR FACE AMOUNT		FAIR VALUE

CORPORATE BONDS — 16.72%
CONSUMER DISCRETIONARY — 3.51%
	Hotels, Restaurants & Leisure — 0.15%
$ 2,000,000	Marina District Finance Co., Inc. 9.875%, 08/15/2018	$2,157,500

	Leisure Products — 0.17%
2,200,000	Brunswick Corp. 7.375%, 09/01/2023	2,392,500

	Media — 2.97%
30,000,000	Lions Gate Entertainment Corp.(b)(e) 5.250%, 08/01/2018	30,449,999
1,500,000	Live Nation Entertainment Inc.(d)(f) 7.000%, 09/01/2020 (Acquired 08/15/2012, Cost $1,509,375)	1,648,125
2,000,000	Sirius XM Radio, Inc.(d)(f) 4.250%, 05/15/2020 (Acquired 09/19/2013, Cost $1,869,613)	1,960,000
7,000,000	5.875%, 10/01/2020 (Acquired Various Dates, Cost $7,050,000)	7,385,000

		41,443,124

	Specialty Retail — 0.22%
3,000,000	Rent-A-Center Inc. 6.625%, 11/15/2020	3,112,500
	Total Consumer Discretionary (Cost $47,652,290)	49,105,624

CONSUMER STAPLES — 0.52%
	Food & Staples Retailing — 0.52%
6,650,000	The Pantry, Inc. 8.375%, 08/01/2020	7,215,250
	Total Consumer Staples (Cost $6,798,833)	7,215,250

ENERGY — 3.26%
	Oil, Gas & Consumable Fuels — 3.26%
12,000,000	Alpha Natural Resources, Inc. 9.750%, 04/15/2018	11,610,000
15,200,000	Gulfport Energy Corp. 7.750%, 11/01/2020	16,606,000
4,500,000	Kodiak Oil & Gas Corp.(e) 8.125%, 12/01/2019	5,011,875
5,000,000	Swift Energy Co. 7.125%, 06/01/2017	5,062,500
6,492,000	United Refining Co. 10.500%, 02/28/2018	7,238,580
	Total Energy (Cost $43,369,049)	45,528,955

HEALTH CARE — 2.63%
	Health Care Equipment & Services — 0.21%
3,000,000	Mallinckrodt International Finance S.A.(e)(f)(d) 3.500%, 04/15/2018 (Acquired 02/13/2014, Cost $2,944,385)	2,957,934

	Health Care Providers & Services — 1.18%
1,948,000	Acadia Healthcare Co., Inc. 12.875%, 11/01/2018	2,357,080
3,000,000	CHS / Community Health Systems, Inc.(d)(f) 6.875%, 02/01/2022 (Acquired 01/16/2014, Cost $3,095,000)	3,150,000

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE

HEALTH CARE (Continued)
$ 10,000,000	Examworks Group, Inc. 9.000%, 07/15/2019	$11,050,000

		16,557,080

	Pharmaceuticals — 1.24%
800,000	Salix Pharmaceuticals, Inc.(f) 6.000%, 01/15/2021	856,000
3,000,000	Valeant Pharmaceuticals International, Inc:(d)(f) 6.750%, 10/01/2017 (Acquired various dates, Cost $3,109,248)	3,187,500
3,250,000	6.750%, 08/15/2018 (Acquired various dates, Cost $3,318,750)(e)	3,591,250
4,000,000	6.875%, 12/01/2018 (Acquired various dates, Cost $4,146,971)	4,270,000
5,000,000	Warner Chilcott Co. LLC/ Warner Chilcott Finance LLC(e) 7.750%, 09/15/2018	5,343,750

		17,248,500
	Total Health Care (Cost $34,372,668)	36,763,514

INDUSTRIALS — 3.33%
	Aerospace & Defense — 0.78%
2,200,000	Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/2017	2,332,000
6,100,000	TransDigm, Inc: 7.750%, 12/15/2018	6,572,750
2,000,000	5.500%, 10/15/2020	2,045,000

		10,949,750

	Commercial Services & Supplies — 0.36%
400,000	The ADT Corp.(d)(f) 6.250%, 10/15/2021 (Acquired 9/24/2013, Cost $400,000)	411,500
4,000,000	R. R. Donnelley & Sons Co. 8.600%, 08/15/2016	4,650,000

		5,061,500

	Construction & Engineering — 0.43%
5,575,000	Tutor Perini Corp. 7.625%, 11/01/2018	5,965,250

	Electrical Equipment — 1.25%
16,500,000	Polypore International, Inc. 7.500%, 11/15/2017	17,510,625

	Machinery — 0.26%
3,570,000	Mueller Water Products Inc. 7.375%, 06/01/2017	3,668,175

	Road & Rail — 0.25%
3,150,000	Quality Distribution LLC / QD Capital Corp. 9.875%, 11/01/2018	3,457,125
	Total Industrials (Cost $44,827,316)	46,612,425

INFORMATION TECHNOLOGY — 2.23%
	Cable & Satellite TV — 0.42%
3,706,000	CCO Holdings LLC / CCO Holdings Capital Corp.: 5.250%, 03/15/2021	3,752,325
2,000,000	6.625%, 01/31/2022	2,145,000

		5,897,325

SHARES OR FACE AMOUNT		FAIR VALUE

INFORMATION TECHNOLOGY (Continued)
	Internet Software & Services — 0.15%
$ 2,000,000	Bankrate Inc.(d)(f) 6.125%, 08/15/2018 (Acquired various dates, Cost $2,030,000)	$2,130,000

	IT Services — 0.92%
11,000,000	iGATE Corp.: 9.000%, 05/01/2016	11,591,250
1,200,000	4.750%, 04/15/2019 (Acquired 03/19/2014, Cost $1,200,000)(d)(f)	1,210,500

		12,801,750

	Software — 0.74%
3,750,000	ACI Worldwide, Inc.(d)(f) 6.375%, 08/15/2020 (Acquired 08/15/2013, Cost $3,750,000)	3,960,938
6,000,000	Audatex North America, Inc.(d)(f) 6.000%, 06/15/2021 (Acquired various dates, Cost $6,026,250)	6,435,000

		10,395,938
	Total Information Technology (Cost $30,033,363)	31,225,013

MATERIALS — 1.02%
	Chemicals — 0.59%
1,225,000	Kraton Performance Polymers, Inc. 6.750%, 03/01/2019	1,307,688
2,510,000	Omnova Solutions, Inc. 7.875%, 11/01/2018	2,691,975
4,000,000	Tronox Finance LLC 6.375%, 08/15/2020	4,130,000

		8,129,663

	Construction Materials — 0.15%
2,000,000	Headwaters, Inc.(d)(f) 7.250%, 01/15/2019 (Acquired 12/05/2013, Cost $2,057,500)	2,095,000

	Metals & Mining — 0.28%
4,000,000	Molycorp Inc. 10.000%, 06/01/2020	3,980,000
	Total Materials (Cost $13,954,980)	14,204,663

TELECOMMUNICATION SERVICES — 0.22%
	Diversified Telecommunications — 0.22%
2,600,000	Consolidated Communications Finance Co. 10.875%, 06/01/2020	3,032,250
	Total Telecommunication Services (Cost $2,788,778)	3,032,250

TOTAL CORPORATE BONDS		233,687,694
(COST $223,797,277)

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE

SHORT TERM INVESTMENTS — 21.74%
INVESTMENT COMPANY — 21.74%
136,000,000	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	$136,000,000
31,865,680	SEI Daily Income Treasury II — Class B — 0.01%(c)	31,865,680
136,000,000	The STIT-Treasury Portfolio — 0.02%(c)	136,000,000
	Total Investment Company	303,865,680

TOTAL SHORT TERM INVESTMENTS		303,865,680
(COST $303,865,680)

TOTAL INVESTMENTS — 99.68%		1,393,359,733
(COST $1,228,581,563)

Other Assets in Excess of Liabilities — 0.32%		4,496,999

TOTAL NET ASSETS — 100.00%		$1,397,856,732

ADR — American Depositary Receipt

PLC — Public Limited Company

(a)	Portions of these investments are segregated as collateral for open written option contracts.
(b)	Illiquid Securities. The total value of these securities amounted to $69,843,748 (5.00% of net assets) at March 31, 2014.
(c)	7-day yield
(d)	Restricted securities deemed liquid. The total value of restricted securities is $44,392,747 (3.18% of net assets) at March 31, 2014.
(e)	Foreign Issued Securities. The total value of these securities amounted to $145,583,312 (10.41% of net assets) at March 31, 2014.
(f)	144A Securities. The total value of restricted securities is $45,248,747 (3.24% of net assets) at March 31, 2014.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN

March 31, 2014

CONTRACTS		VALUE

CALL OPTIONS
10	Apple Inc. Expiration: July 2014, Exercise Price: $605.00	$5,650
216	BHP Billiton Ltd.: Expiration: August 2014, Exercise Price: $70.00	55,728
130	Expiration: August 2014, Exercise Price: $72.50	21,970
5,000	Cisco Systems, Inc. Expiration: July 2014, Exercise Price: $24.00	165,000
248	The Coca Cola Co. Expiration: August 2014, Exercise Price: $42.00	4,712
250	Exxon Mobil Corp. Expiration: July 2014, Exercise Price: $100.00	45,000
106	HollyFrontier Corp.: Expiration: June 2014, Exercise Price: $55.00	4,505
14	Expiration: June 2014, Exercise Price: $59.00	245
600	Intel Corp.: Expiration: October 2014, Exercise Price: $26.00	78,000
400	Expiration: October 2014, Exercise Price: $28.00	25,200
94	International Business Machines Corp. (IBM) Expiration: April 2014, Exercise Price: $210.00	1,786
60	Lions Gate Entertainment Corp. Expiration: April 2014, Exercise Price: $31.00	1,500
500	Newmont Mining Corp.: Expiration: May 2014, Exercise Price: $25.00	26,000
258	Expiration: May 2014, Exercise Price: $28.00	3,870
200	Patterson-UTI Energy, Inc. Expiration: April 2014, Exercise Price: $32.00	11,000
1,000	Pitney Bowes Inc.: Expiration: April 2014, Exercise Price: $25.00	115,000
500	Expiration: July 2014, Exercise Price: $30.00	21,250
500	Wal-Mart Stores, Inc. Expiration: June 2014, Exercise Price: $85.00	3,250
	Total Written Option (Premium received $447,629)	$589,666

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 95.50%
CONSUMER DISCRETIONARY — 14.43%
	Hotels, Restaurants & Leisure — 4.70%
89,400	McDonald’s Corp.	$8,763,882
442,400	MGM Resorts International(a)	11,440,464
109,800	Starwood Hotels & Resorts Worldwide, Inc.	8,740,080

		28,944,426

	Household Durables — 1.40%
81,000	Harman International Industries, Inc.	8,618,400

	Media — 3.21%
143,900	AMC Networks, Inc.(a)	10,517,651
111,800	Discovery Communications, Inc. — Class A(a)	9,245,860

		19,763,511

	Textiles, Apparel & Luxury Goods — 5.12%
140,500	Coach, Inc.	6,977,230
173,800	NIKE, Inc.	12,836,868
102,600	Under Armour, Inc. — Class A(a)	11,762,064

		31,576,162
	Total Consumer Discretionary (Cost $59,656,857)	88,902,499

CONSUMER STAPLES — 6.46%
	Food & Staples Retailing — 3.96%
82,400	Costco Wholesale Corp.	9,202,432
92,300	Walgreen Co.	6,094,569
179,100	Whole Foods Market, Inc.	9,082,161

		24,379,162

	Food Products — 2.50%
96,500	The JM Smucker Co.	9,383,660
174,100	Mondelez International Inc.	6,015,155

		15,398,815
	Total Consumer Staples (Cost $36,786,026)	39,777,977

ENERGY — 6.07%
	Energy Equipment & Services — 6.07%
228,076	Baker Hughes, Inc.	14,829,501
84,076	Dril-Quip, Inc.(a)	9,424,920
134,550	Schlumberger Ltd.(b)	13,118,625
	Total Energy (Cost $29,700,037)	37,373,046

FINANCIALS — 9.75%
	Capital Markets — 2.96%
40,200	Affiliated Managers Group, Inc.(a)	8,042,010
155,310	Northern Trust Corp.	10,182,124

		18,224,134

	Diversified Financial Services — 6.79%
145,000	CME Group Inc.	10,731,450
54,600	IntercontinentalExchange Group, Inc.	10,801,518
208,500	JPMorgan Chase & Co.	12,658,035
100,400	McGraw Hill Financial, Inc.	7,660,520

		41,851,523
	Total Financials (Cost $43,931,831)	60,075,657

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE — 10.87%
	Health Care Equipment & Supplies — 5.78%
264,400	Abbott Laboratories	$10,182,044
288,083	Align Technology, Inc.(a)	14,919,819
142,600	Baxter International, Inc.	10,492,508

		35,594,371

	Life Sciences Tools & Services — 1.14%
138,275	Quintiles Transnational Holdings Inc.(a)	7,020,222

	Pharmaceuticals — 3.95%
137,436	Allergan, Inc.	17,055,807
123,824	Eli Lilly & Co.	7,288,281

		24,344,088
	Total Health Care (Cost $41,498,100)	66,958,681

INDUSTRIALS — 17.87%
	Aerospace & Defense — 1.62%
79,600	The Boeing Co.	9,989,004

	Air Freight & Logistics — 1.56%
72,500	FedEx Corp.	9,610,600

	Building Products — 2.34%
113,300	Armstrong World Industries, Inc.(a)	6,033,225
199,825	Fortune Brands Home & Security Inc.	8,408,636

		14,441,861

	Commercial Services & Supplies — 1.33%
72,100	Stericycle, Inc.(a)	8,192,002

	Electrical Equipment — 1.49%
137,600	Emerson Electric Co.	9,191,680

	Industrial Conglomerates — 3.04%
77,400	3M Co.	10,500,084
317,100	General Electric Co.	8,209,719

		18,709,803

	Machinery — 3.65%
168,705	Chart Industries, Inc.(a)	13,420,483
113,700	Pentair Ltd.(b)	9,020,958

		22,441,441

	Professional Services — 1.78%
96,400	Towers Watson & Co. — Class A	10,994,420

	Trading Companies & Distributors — 1.06%
25,800	W.W. Grainger, Inc.	6,518,628
	Total Industrials (Cost $79,071,952)	110,089,439

INFORMATION TECHNOLOGY — 25.95%
	Communications Equipment — 3.47%
299,000	Cisco Systems, Inc.	6,700,590
52,700	F5 Networks, Inc.(a)	5,619,401
114,500	QUALCOMM, Inc.	9,029,470

		21,349,461

    Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
	Electronic Equipment, Instruments & Components — 0.90%
194,100	National Instruments Corp.	$5,568,729

	Internet Software & Services — 9.19%
130,900	Akamai Technologies, Inc.(a)	7,619,689
168,600	eBay Inc.(a)	9,313,464
52,300	Equinix, Inc.(a)	9,667,132
245,397	Facebook Inc.(a)	14,782,715
13,700	Google Inc. — Class A(a)	15,268,786

		56,651,786

	IT Services — 1.41%
40,200	Visa Inc. — Class A	8,677,572

	Semiconductors & Semiconductor Equipment — 3.58%
308,200	Altera Corp.	11,169,168
345,200	Broadcom Corp. — Class A	10,866,896

		22,036,064

	Software — 1.31%
197,300	Oracle Corp.	8,071,543

	Technology Hardware, Storage & Peripherals — 6.09%
44,000	Apple Inc.	23,616,560
507,600	EMC Corp.	13,913,316

		37,529,876
	Total Information Technology (Cost $108,199,511)	159,885,031

MATERIALS — 4.10%
	Chemicals — 4.10%
71,200	Ecolab Inc.	7,688,888
62,600	Monsanto Co.	7,122,002
79,700	Praxair, Inc.	10,438,309
	Total Materials (Cost $17,617,988)	25,249,199

TOTAL COMMON STOCKS		588,311,529
(COST $416,462,302)

SHORT TERM INVESTMENTS — 4.62%
INVESTMENT COMPANY — 4.62%

28,485,363	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	28,485,363
	Total Investment Company	28,485,363

	TOTAL SHORT TERM INVESTMENTS	28,485,363
	(COST $28,485,363)

	TOTAL INVESTMENTS — 100.12%	616,796,892
	(COST $444,947,665)

	Liabilities in Excess of Other Assets — (0.12)%	(753,523)

	TOTAL NET ASSETS — 100.00%	$616,043,369

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $22,139,583 (3.59% of net assets) at March 31, 2014.
(c)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Staements regarding valuation of securites.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

SHARES OR FACE AMOUNT		FAIR VALUE

COMMON STOCKS — 4.64%
CONSUMER STAPLES — 0.64%
	Food Products — 0.64%
11,666	Kraft Foods Group, Inc. — Class A	$654,463
35,000	Mondelez International Inc.	1,209,250
	Total Consumer Staples (Cost $1,072,872)	1,863,713

FINANCIALS — 1.87%
	Diversified Financial Services — 0.73%
35,000	JPMorgan Chase & Co.	2,124,850

	Real Estate Management & Development — 1.14%
69,501	FirstService Corp.(e)	3,301,993
	Total Financials (Cost $3,463,474)	5,426,843

HEALTH CARE — 2.13%
	Health Care Equipment & Supplies — 0.64%
48,000	Abbott Laboratories	1,848,480

	Pharmaceuticals — 1.49%
48,000	AbbVie, Inc.	2,467,199
19,000	Johnson & Johnson	1,866,370

		4,333,569
	Total Health Care (Cost $3,344,229)	6,182,049

SPECIAL PURPOSE ENTITY — 0.00%
	Broadcasting (except Internet) 0.00%
725,000	Adelphia Recovery Trust (a)(b)(d)	—
	Total Special Purpose Entity (Cost $712,005)	—

TOTAL COMMON STOCKS		13,472,605
(COST $8,592,580)

CONVERTIBLE PREFERRED STOCKS — 1.12%
HEALTH CARE — 1.12%
	Health Care Providers & Services — 1.12%
2,500	HealthSouth Corp.	3,260,000
	Total Health Care (Cost $2,563,619)	3,260,000

TOTAL CONVERTIBLE PREFERRED STOCKS		3,260,000
(COST $2,563,619)

PREFERRED STOCKS — 0.89%
FINANCIALS — 0.89%
	Capital Markets — 0.89%
40,000	AMG Capital Trust I(a)	2,572,500
	Total Financials (Cost $2,535,000)	2,572,500

PREFERRED STOCKS		2,572,500
(COST $2,535,000)

SHARES OR FACE AMOUNT		FAIR VALUE

CONVERTIBLE BONDS — 16.04%
CONSUMER DISCRETIONARY — 3.22%
	Diversified Consumer Services — 0.36%
$ 1,000,000	Carriage Services, Inc.(c)(f) 2.750%, 03/15/2021 (Acquired 03/13/2014, Cost $1,000,000)	$1,052,505

	Media — 2.86%
1,000,000	Lions Gate Entertainment Inc:(b) 4.000%, 01/11/2017	2,606,250
5,000,000	1.250%, 04/15/2018	5,696,875

		8,303,125
	Total Consumer Discretionary (Cost $7,000,000)	9,355,630

FINANCIALS — 0.45%
	Capital Markets — 0.45%
1,300,000	Janus Capital Group, Inc. 3.250%, 07/15/2014	1,304,875
	Total Financials (Cost $1,300,570)	1,304,875

HEALTH CARE — 1.46%
	Health Care Equipment & Supplies — 1.46%
500,000	Accuray, Inc.: 3.750%, 08/01/2016	600,313
1,500,000	3.500%, 02/01/2018	2,823,750
750,000	Alere, Inc. 3.000%, 05/15/2016	828,281
	Total Health Care (Cost $2,762,285)	4,252,344

INDUSTRIALS — 4.28%
	Air Freight & Logistics — 0.37%
1,000,000	UTi Worldwide, Inc.(c)(e)(f) 4.500%, 03/01/2019 (Acquired 03/6/2014, Cost $1,083,534)	1,070,000

	Commercial Services & Supplies — 0.40%
1,000,000	Covanta Holding Corp. 3.250%, 06/01/2014	1,164,375

	Electrical Equipment — 0.69%
2,000,000	General Cable Corp. 4.500%, 11/15/2029	2,015,000

	Machinery — 1.09%
250,000	Chart Industries, Inc. 2.000%, 08/01/2018	336,719
2,000,000	The Greenbrier Companies, Inc. 3.500%, 04/01/2018	2,832,500

		3,169,219

	Trading Companies & Distributors — 1.73%
3,400,000	Titan Machinery, Inc. 3.750%, 05/01/2019	2,900,625
710,000	WESCO International, Inc. 6.000%, 09/15/2029	2,110,475

		5,011,100
	Total Industrials (Cost $10,080,509)	12,429,694

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE

INFORMATION TECHNOLOGY — 6.56%
	Internet Software & Services — 2.61%
$ 2,000,000	Cornerstone OnDemand, Inc.(c)(f) 1.500%, 07/01/2018 (Acquired 06/12/2013, Cost $2,000,000)	$2,290,000
3,000,000	Dealertrack Technologies Inc. 1.500%, 03/15/2017	4,271,250
1,000,000	WebMD Health Corp. 2.500%, 01/31/2018	1,013,125

		7,574,375

	IT Services — 1.30%
4,000,000	ServiceSource International, Inc.(c)(f) 1.500%, 08/01/2018 (Acquired Various Dates, Cost $3,930,259)	3,777,500

	Software — 2.65%
2,500,000	BroadSoft, Inc. 1.500%, 07/01/2018	2,634,375
2,000,000	Nuance Communications, Inc. 2.750%, 11/01/2031	2,013,750
3,000,000	Rovi Corp. 2.625%, 02/15/2040	3,037,500

		7,685,625
	Total Information Technology (Cost $17,182,857)	19,037,500

MATERIALS — 0.07%
	Metals & Mining — 0.07%
200,000	Steel Dynamics, Inc. 5.125%, 06/15/2014	216,750
	Total Materials (Cost $200,000)	216,750

TOTAL CONVERTIBLE BONDS		46,596,793
(COST $38,526,221)

CORPORATE BONDS — 57.34%
CONSUMER DISCRETIONARY — 17.05%
	Distributors — 0.16%
500,000	LKQ Corp.(c)(f) 4.750%, 05/15/2023 (Acquired 05/02/2013, Cost $500,000)	475,000

	Diversified Consumer Services — 1.45%
3,000,000	Monitronics International Inc. 9.125%, 04/01/2020	3,225,000
1,000,000	Service Corp. International 4.500%, 11/15/2020	980,000

		4,205,000

	Hotels, Restaurants & Leisure — 1.81%
600,000	Cedar Fair L.P. 9.125%, 08/01/2018	642,180
1,000,000	Marina District Finance Co., Inc. 9.875%, 08/15/2018	1,078,750
125,000	Pinnacle Entertainment, Inc 7.500%, 04/15/2021	135,938

SHARES OR FACE AMOUNT		FAIR VALUE

CONSUMER DISCRETIONARY (Continued)
$ 1,615,000	Royal Caribbean Cruises Ltd.(e) 7.500%, 10/15/2027	$1,808,800
500,000	Speedway Motorsports, Inc. 6.750%, 02/01/2019	533,750
1,000,000	Vail Resorts, Inc. 6.500%, 05/01/2019	1,053,125

		5,252,543

	Household Durables — 0.88%
2,000,000	Jarden Corp. 7.500%, 05/01/2017	2,312,500
225,000	Libbey Glass, Inc. 6.875%, 05/15/2020	246,094

		2,558,594

	Internet & Catalog Retail — 0.36%
1,000,000	Netflix Inc.(c)(f) 5.750%, 03/01/2024 (Acquired 02/04/2014, Cost $1,000,000)	1,040,000

	Leisure Equipment & Products — 1.12%
3,000,000	Brunswick Corp. 7.375%, 09/01/2023	3,262,500

	Media — 5.86%
100,000	DreamWorks Animation SKG, Inc.(c)(f) 6.875%, 08/15/2020 (Acquired 08/07/2013, Cost $100,000)	108,750
500,000	Interactive Data Corp. 10.250%, 08/01/2018	539,065
250,000	Lamar Media Corp: 5.875%, 02/01/2022	266,250
250,000	5.000%, 05/01/2023	251,250
250,000	5.375%, 01/15/2024 (Acquired 01/07/2014, Cost $250,000)(c)(f)	257,500
7,000,000	Lions Gate Entertainment Corp.(b)(e) 5.250%, 08/01/2018	7,104,999
1,000,000	Live Nation Entertainment Inc.(c)(f) 7.000%, 09/01/2020 (Acquired 08/15/2012, Cost $1,005,625)	1,098,750
250,000	MDC Partners Inc.(c)(f)(e) 6.750%, 04/01/2020 (Acquired 03/15/2013, Cost $250,000)	264,375
1,335,000	Regal Entertainment Group: 9.125%, 08/15/2018	1,439,397
1,600,000	5.750%, 06/15/2023	1,632,000
3,095,000	Sirius XM Holdings Inc.:(c)(f) 4.250%, 05/15/2020 (Acquired various dates, Cost $2,899,820)	3,033,100
1,000,000	5.875%, 10/01/2020 (Acquired 09/19/2013, Cost $1,000,000)	1,055,000

		17,050,436

	Specialty Retail — 2.70%
1,000,000	Outerwall, Inc. 6.000%, 03/15/2019	1,050,000
2,500,000	Penske Automotive Group, Inc. 5.750%, 10/01/2022	2,625,000
1,750,000	Rent-A-Center Inc: 6.625%, 11/15/2020	1,815,625
2,000,000	4.750%, 05/01/2021	1,875,000
500,000	Sonic Automotive, Inc. 5.000%, 05/15/2023	493,125

		7,858,750

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE

CONSUMER DISCRETIONARY (Continued)
	Textiles, Apparel & Luxury Goods — 2.71%
$ 4,000,000	Perry Ellis International, Inc. 7.875%, 04/01/2019	$4,210,000
3,120,000	PVH Corp. 7.750%, 11/15/2023	3,650,983

		7,860,983
	Total Consumer Discretionary (Cost $46,252,006)	49,563,806

CONSUMER STAPLES — 2.63%
	Food & Staples Retailing — 0.75%
2,000,000	The Pantry, Inc. 8.375%, 08/01/2020	2,170,000

	Food Products — 1.84%
100,000	Darling International, Inc.(c)(f) 5.375%, 01/15/2022 (Acquired 12/18/2013, Cost $100,000)	102,875
125,000	Post Holdings, Inc. 7.375%, 02/15/2022	135,000
2,750,000	Smithfield Foods, Inc. 7.750%, 07/01/2017	3,203,750
2,000,000	TreeHouse Foods, Inc. 4.875%, 03/15/2022	2,017,500

		5,459,125
	Total Consumer Staples (Cost $6,969,758)	7,629,125

ENERGY — 5.57%
	Energy Equipment & Services — 0.79%
600,000	Hornbeck Offshore Services, Inc. 5.875%, 04/01/2020	630,000
1,000,000	Parker Drilling Co.: 9.125%, 04/01/2018	1,045,630
210,000	7.500%, 08/01/2020	224,700
100,000	6.750%, 07/15/2022 (Acquired 01/07/2014, Cost $100,000)(c)(f)	103,500
250,000	SESI LLC 7.125%, 12/15/2021	280,000

		2,283,830

	Oil, Gas & Consumable Fuels — 4.78%
665,000	Berry Petroleum Co., LLC 10.250%, 06/01/2014	674,144
550,000	Concho Resources, Inc. 6.500%, 01/15/2022	602,250
100,000	Continental Resources, Inc. 8.250%, 10/01/2019	107,875
2,000,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 6.000%, 12/15/2020	2,105,000
1,000,000	Frontier Oil Corp. 6.875%, 11/15/2018	1,073,750
4,000,000	Gulfport Energy Corp. 7.750%, 11/01/2020	4,369,999
1,861,000	Suburban Propane Partners LP / Suburban Energy Finance Corp. 7.375%, 08/01/2021	2,061,058
2,609,000	United Refining Co. 10.500%, 02/28/2018	2,909,035

		13,903,111
	Total Energy (Cost $15,113,957)	16,186,941

SHARES OR FACE AMOUNT		FAIR VALUE

HEALTH CARE — 6.24%
	Health Care Equipment & Services — 1.02%
$ 3,000,000	Mallinckrodt International Finance S.A.(c)(e)(f) 3.500%, 04/15/2018 (Acquired Various Dates, Cost $2,959,088)	$2,957,934

	Health Care Equipment & Supplies — 0.22%
600,000	Teleflex, Inc. 6.875%, 06/01/2019	642,750

	Health Care Providers & Services — 3.54%
1,947,000	Acadia Healthcare Co., Inc. 12.875%, 11/01/2018	2,355,870
1,000,000	CHS/Community Health Systems, Inc.: 8.000%, 11/15/2019	1,103,750
2,200,000	7.125%, 07/15/2020	2,389,750
100,000	6.875%, 02/01/2022 (Acquired 01/15/2014, Cost $100,000)(c)(f)	105,000
3,825,000	Examworks Group, Inc. 9.000%, 07/15/2019	4,226,625
100,000	Tenet Healthcare Corp.(c)(f) 6.000%, 10/01/2020 (Acquired 09/13/2013, Cost $100,000)	107,188

		10,288,183

	Pharmaceuticals — 1.46%
200,000	Salix Pharmaceuticals, Inc.(f) 6.000%, 01/15/2021	214,000
250,000	Valeant Pharmaceuticals International, Inc.(c)(e)(f) 6.750%, 08/15/2018 (Acquired 06/27/2013, Cost $250,000)	276,250
3,500,000	Warner Chilcott Co. LLC / Warner Chilcott Finance LLC(e) 7.750%, 09/15/2018	3,740,625

		4,230,875
	Total Health Care (Cost $16,712,300)	18,119,742

INDUSTRIALS — 15.01%
	Aerospace & Defense — 5.88%
3,000,000	AAR Corp. 7.250%, 01/15/2022	3,262,499
1,000,000	B/E Aerospace Inc. 5.250%, 04/01/2022	1,033,750
2,500,000	DigitalGlobe Inc. 5.250%, 02/01/2021	2,481,250
2,800,000	Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/2017	2,968,000
2,000,000	TransDigm, Inc.: 7.750%, 12/15/2018	2,155,000
1,000,000	5.500%, 10/15/2020	1,022,500
1,000,000	7.500%, 07/15/2021	1,112,500
1,000,000	Triumph Group Inc.: 8.625%, 07/15/2018	1,062,500
2,000,000	4.875%, 04/01/2021	1,980,000

		17,077,999

	Commercial Services & Supplies — 2.96%
100,000	The ADT Corp.(c)(f) 6.250%, 10/15/2021 (Acquired 09/24/2013, Cost $100,000)	102,875
3,410,000	Casella Waste Systems, Inc. 7.750%, 02/15/2019	3,554,925

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE

INDUSTRIALS (Continued)
$ 100,000	Clean Harbors, Inc. 5.250%, 08/01/2020	$103,500
1,000,000	Covanta Holding Corp.: 7.250%, 12/01/2020	1,097,500
250,000	5.875%, 03/01/2024	255,197
3,000,000	R. R. Donnelley & Sons Co. 8.600%, 08/15/2016	3,487,500

		8,601,497

	Construction & Engineering — 1.53%
500,000	MasTec, Inc. 4.875%, 03/15/2023	492,500
3,700,000	Tutor Perini Corp. 7.625%, 11/01/2018	3,959,000

		4,451,500

	Electrical Equipment — 1.67%
4,580,000	Polypore International, Inc. 7.500%, 11/15/2017	4,860,525

	Machinery — 0.71%
2,000,000	Mueller Water Products Inc. 7.375%, 06/01/2017	2,055,000

	Professional Services — 0.51%
1,450,000	FTI Consulting, Inc. 6.000%, 11/15/2022	1,486,250

	Road & Rail — 1.03%
2,722,000	Quality Distribution LLC/QD Capital Corp. 9.875%, 11/01/2018	2,987,395

	Trading Companies & Distributors — 0.72%
2,000,000	Fly Leasing Ltd.(e) 6.750%, 12/15/2020	2,100,000
	Total Industrials (Cost $41,295,888)	43,620,166

INFORMATION — 0.70%
	Telecommuincation Services — 0.70%
750,000	tw telecom holdings inc.: 5.375%, 10/01/2022	767,813
1,250,000	5.375%, 10/01/2022	1,279,687
	Total Information (Cost $1,948,937)	2,047,500

INFORMATION TECHNOLOGY — 7.66%
	Cable & Satellite TV — 0.77%
2,200,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.250%, 03/15/2021	2,227,500

	Electronic Equipment, Instruments & Components — 0.53%
500,000	Anixter Inc. 5.625%, 05/01/2019	535,000
1,000,000	Cinemark USA, Inc. 5.125%, 12/15/2022	1,005,000

		1,540,000

SHARES OR FACE AMOUNT		FAIR VALUE

INFORMATION TECHNOLOGY (Continued)
	Internet Software & Services — 1.70%
$ 3,250,000	Bankrate Inc.(c)(f) 6.125%, 08/15/2018 (Acquired Various Dates, Cost $3,281,984)	$3,461,250
250,000	Equinix, Inc. 7.000%, 07/15/2021	279,688
1,100,000	j2 Global, Inc. 8.000%, 08/01/2020	1,204,500

		4,945,438

	IT Services — 2.67%
5,000,000	iGATE Corp.: 9.000%, 05/01/2016	5,268,749
300,000	4.750%, 04/15/2019 (Acquired 03/19/2014, Cost $300,000)(c)(f)	302,625
2,500,000	NeuStar, Inc. 4.500%, 01/15/2023	2,181,250

		7,752,624

	Semiconductors & Semiconductor Equipment — 0.80%
500,000	KLA-Tencor Corp. 6.900%, 05/01/2018	586,756
1,500,000	National Semiconductor Corp. 6.600%, 06/15/2017	1,744,046

		2,330,802

	Software — 1.19%
1,250,000	ACI Worldwide, Inc.(c)(f) 6.375%, 08/15/2020 (Acquired 08/15/2013, Cost $1,250,000)	1,320,313
500,000	Activision Blizzard, Inc.(c)(f) 5.625%, 09/15/2021 (Acquired 09/12/2013, Cost $500,000)	536,250
1,500,000	Audatex North America, Inc.(c)(f) 6.000%, 06/15/2021 (Acquired Various Dates, Cost $1,508,750)	1,608,750

		3,465,313
	Total Information Technology (Cost $20,798,661)	22,261,677

MATERIALS — 2.08%
	Construction Materials — 1.28%
2,000,000	Headwaters, Inc. 7.250%, 01/15/2019 (Acquired 12/05/2013, Cost $2,057,500)(c)(f)	2,095,000
1,500,000	7.625%, 04/01/2019	1,623,750

		3,718,750

	Metals & Mining — 0.80%
1,000,000	Molycorp Inc. 10.000%, 06/01/2020	995,000
250,000	Steel Dynamics, Inc.: 6.125%, 08/15/2019	273,125
500,000	7.625%, 03/15/2020	543,750
500,000	5.250%, 04/15/2023	511,250

		2,323,125
	Total Materials (Cost $5,852,882)	6,041,875

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE

TELECOMMUNICATION SERVICES — 0.40%
	Diversified Telecommunications — 0.40%
$ 1,000,000	Consolidated Communications Finance Co. 10.875%, 06/01/2020	$1,166,250
	Total Telecommunication Services (Cost $1,070,387)	1,166,250

TOTAL CORPORATE BONDS		166,637,082
(COST $156,014,776)

SHORT TERM INVESTMENTS — 18.87%
INVESTMENT COMPANY — 18.87%
28,000,000	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(g)	28,000,000
26,817,233	The STIT-Treasury Portfolio — 0.02%(g)	26,817,233
	Total Investment Company	54,817,233

TOTAL SHORT TERM INVESTMENTS		54,817,233
(COST $54,817,233)

TOTAL INVESTMENTS — 98.90%		287,356,213
(COST $263,049,429)

Other Assets in Excess of Liabilities — 1.10%		3,182,042

TOTAL NET ASSETS — 100.00%		$290,538,255

(a)	Non Income Producing
(b)	Illiquid Securities. The total value of these securities amounted to $15,408,124 (5.31% of net assets) at March 31, 2014.
(c)	Restricted securities deemed liquid. The total value of restricted securities is $28,602,290 (9.84% of net assets) at March 31, 2014.
(d)	Fair Valued Securities. The total value of these securities amounted to $0 (0.00% of net assets) at March 31, 2014.
(e)	Foreign Issued Securities. The total value of these securities amounted to $22,624,976 (7.79% of net assets) at March 31, 2014.
(f)	144A Securities. The total value of these securities is $28,816,289 (9.92% of net assets) at March 31, 2014.
(g)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 91.20%
BELGIUM — 1.19%
	Beverages — 1.19%
25,500	Anheuser-Busch InBev N.V.	$2,673,413
	Total Belgium (Cost $2,582,236)	2,673,413

BERMUDA — 1.02%
	Pharmaceuticals — 1.02%
1,902,000	Sihuan Pharmaceutical Holdings Group Ltd.	2,292,748
	Total Bermuda (Cost $1,159,917)	2,292,748

BRAZIL — 3.04%
	Beverages — 1.10%
336,000	Ambev SA — ADR	2,489,760

	Diversified Financial Services — 0.41%
184,320	BM&F Bovespa SA	914,695

	Health Care Providers & Services — 0.54%
145,000	Fleury SA	1,221,860

	Real Estate Management & Development — 0.27%
36,000	BR Properties SA	295,108
32,000	Iguatemi Empresa de Shopping Centers SA	307,025

		602,133

	Wireless Telecommunication Services — 0.72%
62,130	Tim Participacoes SA — ADR	1,612,895
	Total Brazil (Cost $6,781,285)	6,841,343

CANADA — 0.83%
	Road & Rail — 0.83%
12,500	Canadian Pacific Railway Ltd.	1,880,375
	Total Canada (Cost $1,488,112)	1,880,375

CAYMAN ISLANDS — 2.50%
	Diversified Consumer Services — 1.49%
175,000	Nord Anglia Education Inc.(a)	3,354,750

	Life Sciences Tools & Services — 1.01%
61,600	WuXi PharmaTech Cayman, Inc. — ADR(a)	2,270,576
	Total Cayman Islands (Cost $4,266,003)	5,625,326

CHILE — 1.12%
	Beverages — 1.12%
112,507	Cia Cervecerias Unidas SA — ADR	2,517,907
	Total Chile (Cost $2,626,537)	2,517,907

CHINA — 2.45%
	Automobiles — 0.69%
310,000	Great Wall Motor Company Ltd. — Class H	1,554,696

	Electronic Equipment, Instruments & Components — 0.64%
279,000	AAC Technologies Holdings Inc.	1,444,189

	Gas Utilities — 1.04%
336,000	ENN Energy Holdings Ltd.	2,341,365

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

CHINA (Continued)
	Specialty Retail — 0.08%
50,725	Lentuo Internationl Inc. — ADR(a)	$173,987
	Total China (Cost $3,752,798)	5,514,237

FRANCE — 13.07%
	Beverages — 1.16%
22,500	Pernod-Ricard SA	2,619,271

	Chemicals — 1.21%
20,200	Air Liquide SA	2,736,115

	Electrical Equipment — 1.06%
27,000	Schneider Electric	2,393,610

	Energy Equipment & Services — 0.98%
21,500	Technip SA	2,218,806

	Food Products — 2.37%
33,100	Danonne S.A.	2,340,671
21,003	Naturex	1,857,333
8,073	Vilmorin & Cie S.A.	1,132,202

		5,330,206

	Internet Software & Services — 1.12%
62,000	Criteo SA — ADR(a)	2,514,100

	Machinery — 1.02%
42,500	Vallourec S.A.	2,307,180

	Media — 0.89%
268,000	Havas SA	2,006,299

	Software — 1.02%
19,600	Dassault Systemes S.A.	2,296,257

	Textiles, Apparel & Luxury Goods — 2.24%
13,200	Kering	2,692,300
13,000	LVMH Moet Hennessy Louis Vuitton SA	2,363,164

		5,055,464
	Total France (Cost $27,447,696)	29,477,308

GERMANY — 17.27%
	Automobiles — 0.25%
2,000	Bayerische Motoren Werke AG	252,442
7,500	Bayerische Motoren Werke AG — ADR	315,075

		567,517

	Chemicals — 1.63%
18,400	Linde A.G.	3,680,659

	Electronic Equipment, Instruments & Components — 1.11%
137,711	Jenoptik AG	2,498,593

	Food Products — 0.51%
3,200	KWS Saat AG	1,158,995

	Health Care Providers & Services — 2.20%
31,800	Fresenius SE & Co. KGaA	4,976,760

	Household Products — 1.56%
34,900	Henkel AG & Co. KGaA	3,507,453

SHARES OR FACE AMOUNT		FAIR VALUE*

GERMANY (Continued)
	Industrial Conglomerates — 1.78%
29,700	Siemens A.G. — ADR	$4,013,955

	Insurance — 1.62%
16,700	Muenchener Rueckversicherungs-Gesellschaft AG	3,648,890

	Machinery — 1.52%
69,900	KUKA AG	3,420,513

	Pharmaceuticals — 1.84%
24,600	Bayer AG	3,327,356
6,000	Bayer AG — ADR	811,560

		4,138,916

	Software — 1.78%
49,300	SAP AG — ADR	4,008,583

	Textiles, Apparel & Luxury Goods — 1.47%
22,200	Adidas AG	2,402,066
3,200	Puma S.E.	900,437

		3,302,503
	Total Germany (Cost $30,886,251)	38,923,337

HONG KONG — 6.81%
	Commercial Banks — 0.13%
99,000	BOC Hong Kong Holdings Ltd.	282,073

	Gas Utilities — 0.88%
620,000	China Resources Gas Group Ltd.	1,974,344

	Industrial Conglomerates — 3.44%
330,000	Beijing Enterprise Holdings Ltd.	2,956,875
44,184	Jardine Matheson Holding Ltd.	2,787,127
56,695	Jardine Strategic Holdings Ltd.	2,033,083

		7,777,085

	Insurance — 0.33%
155,000	AIA Group Ltd.	735,383

	Oil, Gas & Consumable Fuels — 0.85%
1,146,000	Kunlun Energy Company Ltd.	1,917,757

	Pharmaceuticals — 0.60%
1,588,000	Sino Biopharmaceutical Ltd.	1,353,275

	Specialty Retail — 0.58%
530,750	L’occitane International	1,308,314
	Total Hong Kong (Cost $12,594,010)	15,348,231

INDIA — 1.56%
	Pharmaceuticals — 1.56%
80,000	Dr. Reddy’s Laboratories Ltd. — ADR	3,512,000
	Total India (Cost $2,701,570)	3,512,000

IRELAND — 1.40%
	Pharmaceuticals — 1.40%
15,300	Actavis plc(a)	3,149,505
	Total Ireland (Cost $2,530,121)	3,149,505

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

ISRAEL — 0.86%
	Pharmaceuticals — 0.86%
36,600	Teva Pharmaceutical Industries Ltd. — ADR	$1,933,944
	Total Israel (Cost $1,725,774)	1,933,944

ITALY — 1.98%
	Beverages — 0.94%
260,000	Davide Campari-Milano SpA	2,131,236

	Commercial Services & Supplies — 0.75%
999,053	Moleskine S.p.A.(a)	1,686,032

	Health Care Equipment & Supplies — 0.29%
15,000	DiaSorin SpA	643,710
	Total Italy (Cost $4,871,003)	4,460,978

JAPAN — 2.41%
	Beverages — 0.40%
32,000	Asahi Group Holdings Ltd.	895,684

	Machinery — 1.28%
7,000	FANUC CORP.	1,234,656
80,000	Komatsu LTD.	1,657,123

		2,891,779

	Office Electronics — 0.19%
13,700	CANON INC. — ADR	425,522

	Wireless Telecommunication Services — 0.54%
16,200	Softbank Corp.	1,224,241
	Total Japan (Cost $5,653,750)	5,437,226

LUXEMBOURG — 0.54%
	Wireless Telecommunication Services — 0.54%
11,900	Millicom International Cellular SA	1,212,560
	Total Luxembourg (Cost $890,509)	1,212,560

MEXICO — 0.17%
	Food & Staples Retailing — 0.17%
15,800	Wal-Mart de Mexico SAB de CV — ADR	373,828
	Total Mexico (Cost $414,747)	373,828

NETHERLANDS — 5.09%
	Air Freight & Logistics — 0.59%
135,000	TNT Express NV	1,325,878

	Food Products — 1.18%
64,700	Unilever N.V. NY Shares — ADR	2,660,464

	IT Services — 1.09%
102,499	InterXion Holding NV(a)	2,457,926

	Semiconductors & Semiconductor Equipment — 1.17%
28,241	ASML Holding NV NY Shares — ADR	2,636,580

	Software — 1.06%
20,500	Gemalto NV	2,387,576
	Total Netherlands (Cost $9,592,047)	11,468,424

SHARES OR FACE AMOUNT		FAIR VALUE*

NORWAY — 1.96%
	Commercial Services & Supplies — 0.67%
157,000	Tomra Systems ASA	$1,507,649

	Diversified Telecommunication Services — 1.03%
105,000	Telenor ASA	2,326,982

	Internet Software & Services — 0.26%
44,681	Opera Software SA	584,275
	Total Norway (Cost $3,971,669)	4,418,906

REPUBLIC OF KOREA — 0.45%
	Semiconductors & Semiconductor Equipment — 0.45%
800	Samsung Electronic Co., Ltd.	1,009,348
	Total Republic of Korea (Cost $894,090)	1,009,348

SINGAPORE — 1.39%
	Semiconductors & Semiconductor Equipment — 1.39%
48,770	Avago Technologies Ltd.	3,141,276
	Total Singapore (Cost $1,750,830)	3,141,276

SPAIN — 0.90%
	Specialty Retail — 0.90%
13,500	Inditex S.A.	2,025,363
	Total Spain (Cost $1,360,312)	2,025,363

SWEDEN — 1.71%
	Communications Equipment — 1.71%
289,000	Telefonaktirbolaget LM Ericsson — ADR	3,852,370
	Total Sweden (Cost $3,510,404)	3,852,370

SWITZERLAND — 9.34%
	Capital Markets — 2.19%
141,900	GAM Holding AG	2,560,154
53,337	Julius Baer Group Ltd.	2,366,846

		4,927,000

	Chemicals — 1.06%
31,500	Syngenta AG — ADR	2,387,070

	Electrical Equipment — 1.25%
109,400	ABB Ltd. — ADR	2,821,426

	Insurance — 1.48%
36,000	Swiss Re AG	3,337,141

	Pharmaceuticals — 0.77%
2,000	Roche Holding AG	599,514
30,000	Roche Holding AG — ADR	1,131,600

		1,731,114

	Specialty Retail — 1.45%
19,000	Dufry AG(a)	3,266,784

	Textiles, Apparel & Luxury Goods — 1.14%
27,000	Cie Financiere Richemont SA	2,577,682
	Total Switzerland (Cost $17,752,030)	21,048,217

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

TAIWAN, PROVINCE OF CHINA — 1.43%
	Semiconductors & Semiconductor Equipment — 1.43%
161,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	$3,228,846
	Total Taiwan, Province of China (Cost $2,178,768)	3,228,846

UNITED KINGDOM — 10.71%
	Beverages — 2.43%
31,300	Diageo PLC — ADR	3,899,667
32,000	SABMiller PLC.	1,597,786

		5,497,453

	Capital Markets — 2.34%
341,250	Aberdeen Asset Management PLC	2,220,460
41,500	Schroders PLC	1,797,459
37,164	Schroders PLC — Non Voting	1,248,445

		5,266,364

	Health Care Equipment & Supplies — 1.07%
31,400	Smith & Nephew PLC. — ADR	2,401,472

	Hotels, Restaurants & Leisure — 2.07%
85,000	InterContinental Hotels Group PLC	2,730,691
205,085	Millennium & Copthorne Hotels PLC	1,931,764

		4,662,455

	Internet Software & Services — 0.89%
172,600	Telecity Group PLC	2,008,482

	Media — 1.08%
59,800	Liberty Global plc — Serices C(a)	2,434,458

	Textiles, Apparel & Luxury Goods — 0.83%
80,000	Burberry Group PLC	1,860,527
	Total United Kingdom (Cost $20,891,671)	24,131,211

TOTAL COMMON STOCKS		205,498,227
(COST $174,274,140)

PREFERRED STOCKS — 0.33%
BRAZIL — 0.33%
	Oil, Gas & Consumable Fuels — 0.33%
52,800	Petroleo Brasileiro S.A. — ADR	732,336
	Total Brazil (Cost $1,475,728)	732,336

TOTAL PREFERRED STOCKS		732,336
(COST $1,475,728)

SHARES OR FACE AMOUNT		FAIR VALUE*

SHORT TERM INVESTMENTS — 8.95%
INVESTMENT COMPANY — 8.95%
20,158,504	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(b)	$20,158,504
	Total Investment Company	20,158,504

	TOTAL SHORT TERM INVESTMENTS	20,158,504
	(COST $20,158,504)

	TOTAL INVESTMENTS — 100.48%	226,389,067
	(COST $195,908,372)

	Liabilities in Excess of Other Assets — (0.48)%	(1,089,881)

	TOTAL NET ASSETS — 100.00%	$225,299,186

ADR — American Depositary Receipt

PLC — Public Limited Company

(a)	Non Income Producing
(b)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

As of March 31, 2014, the industry diversification was as follows:

	FAIR VALUE	PERCENTAGE
Common Stocks
Air Freight & Logistics	$1,325,878	0.59%
Automobiles	2,122,213	0.94%
Beverages	18,824,724	8.34%
Capital Markets	10,193,364	4.53%
Chemicals	8,803,844	3.90%
Commercial Banks	282,073	0.13%
Commercial Services & Supplies	3,193,681	1.42%
Communications Equipment	5,296,559	2.35%
Diversified Consumer Services	3,354,750	1.49%
Diversified Financial Services	914,695	0.41%
Diversified Telecommunication Services	2,326,982	1.03%
Electrical Equipment	5,215,036	2.31%
Electronic Equipment, Instruments & Components	2,498,593	1.11%
Energy Equipment & Services	2,218,806	0.98%
Food & Staples Retailing	373,828	0.17%
Food Products	9,149,665	4.06%
Gas Utilities	4,315,709	1.92%
Health Care Equipment & Supplies	3,045,182	1.36%
Health Care Providers & Services	6,198,620	2.74%
Hotels, Restaurants & Leisure	4,662,455	2.07%
Household Products	3,507,453	1.56%
Industrial Conglomerates	11,791,040	5.22%
Insurance	7,721,414	3.43%
Internet Software & Services	5,106,857	2.27%
IT Services	2,457,926	1.09%
Life Sciences Tools & Services	2,270,576	1.01%
Machinery	8,619,472	3.82%
Media	4,440,757	1.97%
Office Electronics	425,522	0.19%
Oil, Gas & Consumable Fuels	1,917,757	0.85%
Pharmaceuticals	18,111,502	8.05%
Real Estate Management & Development	602,133	0.27%
Road & Rail	1,880,375	0.83%
Semiconductors & Semiconductor Equipment	10,016,050	4.44%
Software	8,692,416	3.86%
Specialty Retail	6,774,448	3.01%
Textiles, Apparel & Luxury Goods	12,796,176	5.68%
Wireless Telecommunication Services	4,049,696	1.80%

Total Common Stocks	205,498,227	91.20%

Preferred Stocks
Oil, Gas & Consumable Fuels	732,336	0.33%

Total Preferred Stocks	732,336	0.33%

Short Term Investments
Investment Company	20,158,504	8.95%

Total Short Term Investments	20,158,504	8.95%

Total Investments	226,389,067	100.48%
Liabilities in Excess of Other Assets	(1,089,881)	(0.48)%

TOTAL NET ASSETS	$225,299,186	100.00%

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 96.58%
CONSUMER DISCRETIONARY — 17.73%
	Hotels, Restaurants & Leisure — 2.64%
15,150	Marriott International, Inc. — Class A	$848,703

	Internet & Catalog Retail — 1.89%
1,800	Amazon.com, Inc.(a)	605,736

	Media — 5.29%
7,000	Charter Communications, Inc.(a)	862,399
10,100	Discovery Communications, Inc. — Class A(a)	835,270

		1,697,669

	Specialty Retail — 4.26%
9,950	Restoration Hardware Holdings Inc.(a)	732,221
10,500	TJX Companies, Inc.	636,825

		1,369,046

	Textiles, Apparel & Luxury Goods — 3.65%
9,800	Coach, Inc.	486,668
9,300	NIKE, Inc.	686,898

		1,173,566
	Total Consumer Discretionary (Cost $4,880,387)	5,694,720

CONSUMER STAPLES — 5.00%
	Food & Staples Retailing — 5.00%
6,600	Costco Wholesale Corp.	737,088
17,100	Whole Foods Market, Inc.	867,141
	Total Consumer Staples (Cost $1,145,408)	1,604,229

ENERGY — 6.00%
	Energy Equipment & Services — 6.00%
10,500	National Oilwell Varco Inc.	817,635
11,379	Schlumberger Ltd.(b)	1,109,453
	Total Energy (Cost $1,255,103)	1,927,088

FINANCIALS — 10.89%
	Capital Markets — 2.92%
11,400	T. Rowe Price Group Inc.	938,790

	Diversified Financial Services — 7.97%
7,475	American Express Co.	672,974
8,600	CME Group Inc.	636,486
3,575	IntercontinentalExchange Group, Inc.	707,243
7,100	McGraw Hill Financial, Inc.	541,730

		2,558,433
	Total Financials (Cost $2,763,946)	3,497,223

HEALTH CARE — 15.85%
	Biotechnology — 5.86%
9,000	BioMarin Pharmaceutical, Inc.(a)	613,890
9,200	Cepheid, Inc.(a)	474,536
11,200	Gilead Sciences, Inc.(a)	793,632

		1,882,058

    Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
	Health Care Technology — 2.10%
12,000	Cerner Corp.(a)	$675,000

	Life Sciences Tools & Services — 1.75%
12,450	PerkinElmer, Inc.	560,997

	Pharmaceuticals — 6.14%
28,425	Hospira, Inc.(a)	1,229,381
4,800	Perrigo Co. PLC(b)	742,368

		1,971,749
	Total Health Care (Cost $3,744,702)	5,089,804

INDUSTRIALS — 10.79%
	Aerospace & Defense — 4.86%
7,600	The Boeing Co.	953,724
2,400	Precision Castparts Corp.	606,624

		1,560,348

	Air Freight & Logistics — 1.61%
3,900	FedEx Corp.	516,984

	Construction & Engineering — 1.49%
6,150	Fluor Corp.	478,040

	Road & Rail — 2.83%
4,850	Union Pacific Corp.	910,151
	Total Industrials (Cost $1,819,663)	3,465,523

INFORMATION TECHNOLOGY — 25.67%
	Communications Equipment — 4.63%
25,900	Juniper Networks, Inc.(a)	667,184
10,400	QUALCOMM, Inc.	820,144

		1,487,328

	Internet Software & Services — 9.77%
12,800	eBay Inc.(a)	707,072
3,950	Equinix, Inc.(a)	730,118
7,000	Facebook Inc.(a)	421,680
1,145	Google Inc. — Class A(a)	1,276,113

		3,134,983

	IT Services — 2.15%
3,200	Visa Inc. — Class A	690,752

	Semiconductors & Semiconductor Equipment — 2.35%
20,800	Altera Corp.	753,792

	Software — 3.70%
9,550	Citrix Systems, Inc.(a)	548,457
15,640	Oracle Corp.	639,832

		1,188,289

	Technology Hardwars, Storage & Peripherals — 3.07%
1,835	Apple Inc.	984,918
	Total Information Technology (Cost $5,691,349)	8,240,062

SHARES OR FACE AMOUNT		FAIR VALUE*

MATERIALS — 4.65%
	Chemicals — 4.65%
6,000	Monsanto Co.	$682,620
6,200	Praxair, Inc.	812,014
	Total Materials (Cost $1,003,876)	1,494,634

TOTAL COMMON STOCKS		31,013,283
(COST $22,304,434)

SHORT TERM INVESTMENTS — 3.42%
INVESTMENT COMPANY — 3.42%
1,098,429	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	1,098,429
	Total Investment Company	1,098,429

TOTAL SHORT TERM INVESTMENTS		1,098,429
(COST $1,098,429)

TOTAL INVESTMENTS — 100.00%		32,111,712
(COST $23,402,863)

Liabilities in Excess of Other Assets — 0.00%		(677)

TOTAL NET ASSETS — 100.00%		$32,111,035

ADR — American Depository Receipt

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $1,851,821 (5.77% of net assets) at March 31, 2014.
(c)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 98.69%
CONSUMER DISCRETIONARY — 28.01%
	Auto Components — 4.68%
122,700	Autoliv, Inc.	$12,312,945
271,800	BorgWarner, Inc.	16,707,546

		29,020,491

	Distributors — 1.73%
407,450	LKQ Corp.(a)	10,736,308

	Hotels, Restaurants & Leisure — 2.71%
62,250	Dunkin’ Brands Group Inc.	3,123,705
285,050	Life Time Fitness, Inc.(a)	13,710,905

		16,834,610

	Household Durables — 2.29%
133,425	Harman International Industries, Inc.	14,196,420

	Internet & Catalog Retail — 1.69%
145,000	Expedia, Inc.	10,512,500

	Leisure Products — 1.50%
66,800	Polaris Industries Inc.	9,332,628

	Media — 4.98%
159,650	AMC Networks, Inc.(a)	11,668,819
493,575	Lions Gate Entertainment Corp.(b)	13,193,259
104,600	The Madison Square Garden Co. (MSG) — Class A(a)	5,939,188

		30,801,266

	Specialty Retail — 5.89%
145,575	Restoration Hardware Holdings Inc.(a)	10,712,864
359,250	Urban Outfitters, Inc.(a)	13,101,847
190,250	Williams-Sonoma, Inc.	12,678,260

		36,492,971

	Textiles, Apparel & Luxury Goods — 2.54%
137,575	Under Armour, Inc. — Class A(a)	15,771,598
	Total Consumer Discretionary (Cost $114,046,659)	173,698,792

CONSUMER STAPLES — 4.40%
	Beverages — 2.17%
55,000	The Boston Beer Co, Inc. — Class A(a)	13,460,150

	Food Products — 2.23%
485,500	WhiteWave Foods Co.(a)	13,856,170
	Total Consumer Staples (Cost $22,519,568)	27,316,320

ENERGY — 4.15%
	Energy Equipment & Services — 4.15%
90,950	CARBO Ceramics, Inc.	12,550,191
426,550	Forum Energy Technologies Inc.(a)	13,214,519
	Total Energy (Cost $16,110,312)	25,764,710

SHARES OR FACE AMOUNT		FAIR VALUE*

FINANCIALS — 15.14%
	Capital Markets — 5.39%
75,225	Affiliated Managers Group, Inc.(a)	$15,048,761
120,800	Financial Engines Inc.	6,134,224
186,950	Northern Trust Corp.	12,256,442

		33,439,427

	Diversified Financial Services — 9.75%
293,150	CME Group Inc.	21,696,031
115,300	MarketAxess Holdings, Inc.	6,828,066
135,675	Moody’s Corp.	10,761,741
151,650	Morningstar, Inc.	11,983,383
214,475	MSCI, Inc.(a)	9,226,715

		60,495,936
	Total Financials (Cost $61,019,602)	93,935,363

HEALTH CARE — 8.94%
	Health Care Equipment & Supplies — 1.15%
137,500	Align Technology, Inc.(a)	7,121,125

	Health Care Technology — 1.10%
121,175	Cerner Corp.(a)	6,816,094

	Life Sciences Tools & Services — 2.93%
77,075	Illumina, Inc.(a)	11,457,969
78,475	Techne Corp.	6,699,411

		18,157,380

	Pharmaceuticals — 3.76%
273,225	Hospira, Inc.(a)	11,816,981
74,775	Perrigo Co. PLC(b)	11,564,702

		23,381,683
	Total Health Care (Cost $41,150,022)	55,476,282

INDUSTRIALS — 19.81%
	Building Products — 1.84%
270,625	Fortune Brands Home & Security Inc.	11,387,900

	Construction & Engineering — 2.06%
345,500	Quanta Services, Inc.(a)	12,748,950

	Electrical Equipment — 2.19%
102,432	Acuity Brands, Inc.	13,579,410

	Machinery — 3.34%
154,875	Chart Industries, Inc.(a)	12,320,306
124,025	Proto Labs, Inc.(a)	8,392,772

		20,713,078

	Professional Services — 4.51%
177,400	The Advisory Board Co.(a)	11,397,949
68,050	Towers Watson & Co. — Class A	7,761,103
147,775	Verisk Analytics, Inc — Class A(a)	8,860,589

		28,019,641

    Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INDUSTRIALS (Continued)
	Road & Rail — 3.99%
151,700	Genesee & Wyoming Inc.(a)	$14,763,444
97,650	Kansas City Southern	9,966,159

		24,729,603

	Trading Companies & Distributors — 1.88%
134,800	MSC Industrial Direct Co., Inc.	11,662,896
	Total Industrials (Cost $97,180,798)	122,841,478

INFORMATION TECHNOLOGY — 16.21%
	Electronic Equipment, Instruments & Components — 1.37%
295,850	National Instruments Corp.	8,487,937

	Internet Software & Services — 4.35%
284,975	Akamai Technologies, Inc.(a)	16,588,395
56,225	Equinix, Inc.(a)	10,392,629

		26,981,024

	Software — 9.15%
76,425	ANSYS, Inc.(a)	5,886,254
706,425	Fortinet Inc.(a)	15,562,542
132,225	MICROS Systems, Inc.(a)	6,998,669
408,875	RealPage, Inc.(a)	7,425,170
143,075	Red Hat, Inc.(a)	7,580,114
209,150	Solera Holdings Inc.	13,247,561

		56,700,310

	Technology Hardware, Storage & Peripherals — 1.34%
78,325	Stratasys Ltd.(a)(b)	8,309,499
	Total Information Technology (Cost $74,238,908)	100,478,770

MATERIALS — 2.03%
	Chemicals — 2.03%
164,700	FMC Corp.	12,609,432
	Total Materials (Cost $4,600,856)	12,609,432

TOTAL COMMON STOCKS		612,121,147
(COST $430,866,725)

SHORT TERM INVESTMENTS — 1.42%
INVESTMENT COMPANY — 1.42%
8,820,086	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	8,820,086
	Total Investment Company	8,820,086

TOTAL SHORT TERM INVESTMENTS		8,820,086
(COST $8,820,086)

TOTAL INVESTMENTS — 100.11%		620,941,233
(COST $439,686,811)

Liabilities in Excess of Other Assets — (0.11)%		(686,169)

TOTAL NET ASSETS — 100.00%		$620,255,064

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $33,067,461 (5.33% of net assets) at March 31, 2014.
(c)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 98.53%
CONSUMER DISCRETIONARY — 18.15%
	Auto Components — 1.73%
2,090,514	Gentex Corp.	$65,913,906

	Hotels, Restaurants & Leisure — 2.41%
1,906,550	Life Time Fitness, Inc.(a)	91,705,055

	Media — 1.07%
2,366,235	New York Times Co.	40,509,943

	Specialty Retail — 5.60%
868,975	Hibbett Sports Inc.(a)	45,951,398
368,994	Lumber Liquidators Holdgings, Inc.(a)	34,611,637
875,400	Restoration Hardware Holdings Inc.(a)	64,420,686
1,434,400	Vitamin Shoppe, Inc.(a)(d)	68,162,688

		213,146,409

	Textiles, Apparel & Luxury Goods — 7.34%
1,188,650	Deckers Outdoor Corp.(a)	94,771,065
1,063,637	Oxford Industries, Inc.(c)(d)	83,176,413
2,473,400	Tumi Holdings Inc.(a)	55,973,042
1,662,250	Vera Bradley, Inc.(a)	44,864,128

		278,784,648
	Total Consumer Discretionary (Cost $483,693,606)	690,059,961

CONSUMER STAPLES — 3.69%
	Beverages — 2.06%
320,059	The Boston Beer Co, Inc. — Class A(a)	78,328,039

	Food & Staples Retailing — 1.63%
1,849,025	The Fresh Market, Inc.(a)	62,127,240
	Total Consumer Staples (Cost $145,003,433)	140,455,279

ENERGY — 2.73%
	Energy Equipment & Services — 2.73%
751,650	CARBO Ceramics, Inc.	103,720,184
	Total Energy (Cost $62,144,905)	103,720,184

FINANCIALS — 12.55%
	Capital Markets — 6.60%
1,592,375	Financial Engines Inc.	80,860,802
1,606,650	Stifel Financial Corp.(a)	79,946,903
808,530	Waddell & Reed Financial, Inc. — Class A	59,523,979
2,347,415	WisdomTree Investments, Inc.(a)	30,798,085

		251,129,769

	Diversified Financial Services — 4.41%
1,675,281	MarketAxess Holdings, Inc.(c)	99,210,141
868,150	Morningstar, Inc.(c)	68,601,213

		167,811,354

	Real Estate Management & Development — 1.54%
1,231,425	FirstService Corp.(b)(c)	58,505,002
	Total Financials (Cost $178,914,132)	477,446,125

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE — 12.54%
	Biotechnology — 0.24%
383,700	Sarepta Therapeutics, Inc.(a)	$9,220,311

	Health Care Equipment & Supplies — 5.92%
2,127,600	Accuray Inc.(a)	20,424,960
2,639,907	Align Technology, Inc.(a)	136,720,783
625,395	Haemonetics Corp.(a)	20,381,623
1,009,300	Insulet Corp.(a)	47,861,006

		225,388,372

	Health Care Technology — 1.90%
436,775	athenahealth Inc.(a)	69,988,826
41,105	Medidata Solutions, Inc.(a)	2,233,646

		72,222,472

	Life Sciences Tools & Services — 3.40%
1,575,725	ICON PLC.(a)(b)	74,925,724
636,000	Techne Corp.	54,295,320

		129,221,044

	Pharmaceuticals — 1.08%
1,862,275	Akorn, Inc.(a)	40,970,050
	Total Health Care (Cost $214,543,363)	477,022,249

INDUSTRIALS — 18.67%
	Aerospace & Defense — 3.73%
3,258,550	Hexcel Corp.(a)	141,877,267

	Commercial Services & Supplies — 0.73%
961,347	Healthcare Services Group, Inc.	27,936,744

	Electric Equipment — 1.87%
2,084,250	Polypore International, Inc.(a)	71,302,193

	Machinery — 4.74%
1,092,885	Chart Industries, Inc.(a)	86,939,002
1,380,900	Proto Labs, Inc.(a)(d)	93,445,503

		180,384,505

	Professional Services — 6.89%
1,518,460	The Corporate Executive Board Co.(c)	112,715,285
601,800	CoStar Group, Inc.(a)	112,380,132
650,265	WageWorks, Inc.(a)	36,486,369

		261,581,786

	Road & Rail — 0.71%
278,160	Genesee & Wyoming Inc.(a)	27,070,531
	Total Industrials (Cost $398,356,758)	710,153,026

INFORMATION TECHNOLOGY — 30.20%
	Communications Equipment — 4.58%
4,759,333	ADTRAN, Inc.(c)(d)	116,175,319
3,088,000	Aruba Networks Inc.(a)	57,900,000

		174,075,319

    Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
	Electronic Equipment, Instruments & Components — 1.57%
695,945	DTS, Inc.(a)(c)	$13,751,873
1,599,462	National Instruments Corp.	45,888,565

		59,640,438

	Internet Software & Services — 10.37%
1,598,555	Cornerstone OnDemand, Inc.(a)	76,522,828
2,490,350	DealerTrack Holdings Inc.(a)(d)	122,500,316
349,815	Envestnet, Inc.(a)	14,055,567
3,398,450	Internap Network Services Corp.(a)(c)(d)	24,061,026
2,028,450	LogMeIn, Inc.(a)(c)(d)	91,057,120
2,179,595	Pandora Media Inc.(a)	66,085,321

		394,282,178

	IT Services — 2.21%
2,770,656	InterXion Holding NV(a)(b)(c)	66,440,331
2,100,000	ServiceSource International Inc.(a)	17,724,000

		84,164,331

	Semiconductors & Semiconductor Equipment — 1.38%
2,074,223	Semtech Corp.(a)	52,560,811

	Software — 7.41%
1,336,436	ACI Worldwide, Inc.(a)	79,103,646
769,850	Advent Software, Inc.	22,602,796
1,200,475	BroadSoft Inc.(a)	32,088,697
1,927,200	Infoblox, Inc.(a)	38,659,632
2,552,700	RealPage, Inc.(a)	46,357,032
461,300	The Ultimate Software Group, Inc.(a)	63,198,100

		282,009,903

	Technology Hardware, Storage & Peripherals — 2.68%
960,350	Stratasys Ltd.(a)(b)	101,883,532
	Total Information Technology (Cost $793,275,822)	1,148,616,512

TOTAL COMMON STOCKS		3,747,473,336
(COST $2,275,932,020)

SHARES OR FACE AMOUNT		FAIR VALUE*

SHORT TERM INVESTMENTS — 2.86%
	INVESTMENT COMPANY — 2.86%
108,872,165	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(e)	$108,872,165
	Total Investment Company	108,872,165

	TOTAL SHORT TERM INVESTMENTS	108,872,165
	(COST $108,872,165)

	TOTAL INVESTMENTS — 101.39%	3,856,345,501
	(COST $2,384,804,185)

	Liabilities in Excess of Other Assets — (1.39)%	(52,964,394)

	TOTAL NET ASSETS — 100.00%	$3,803,381,107

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $301,754,588 (7.93% of net assets) at March 31, 2014.
(c)	Portion of these securities deemed illiquid. The total value of these portions amounted to $189,788,717 (4.99% of net assets) at March 31, 2014
(d)	Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. The total values of these securities amounted to $598,578,385 (15.74% of net assets) on March 31, 2014.
(e)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Statements of Assets and Liabilities

March 31, 2014

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNIES FUND
ASSETS:
Investments in securities, at cost:
Investments in securities of unaffiliated issuers	$482,429,185	$15,826,547	$451,252,719
Investments in securities of affiliated issuers (Note 7)	—	—	—

Total investments, at cost	$482,429,185	$15,826,547	$451,252,719

Investments in securities, at value:
Investments in securities of unaffiliated issuers	$648,721,706	$18,641,890	$521,383,989
Investments in securities of affiliated issuers (Note 7)	—	—	—

Total investments, at value	648,721,706	18,641,890	521,383,989
Cash:	—	—	—
Cash denominated in foreign currency, at value:(1)	—	—	—
Receivables:
Investments sold	—	—	5,685,601
Fund shares sold	1,727,959	32,250	922,254
Dividends	147,435	37,973	—
Interest	338	12	151
Other assets	24,413	8,107	38,384

Total assets	650,621,851	18,720,232	528,030,379

LIABILITIES:
Payables:
Investments purchased	—	—	—
Written options, at value(2) (Note 8)	—	—	—
Fund shares purchased	531,671	—	1,432,961
Management fees	548,978	13,930	690,394
Accrued expenses	5,162	4,843	51,406

Total liabilities	1,085,811	18,773	2,174,761

NET ASSETS	$649,536,040	$18,701,459	$525,855,618

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$446,730,372	$15,761,749	$436,843,696
Undistributed (distribution in excess of) net investment income (loss)	—	17,951	—
Accumulated net realized gain (loss) from investment and foreign currency transactions	36,513,147	106,416	18,880,652
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	166,292,521	2,815,343	70,131,270

NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$649,536,040	$18,701,459	$525,855,618

Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited

Outstanding	31,643,935	1,526,927	27,228,416

NET ASSET VALUE PER SHARE	$20.53	$12.25	$19.31

(1) Cash denominated in foreign currency, at cost	—	—	—

(2) Written options, premiums received	—	—	—

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND

$1,228,581,563	$444,947,665	$263,049,429	$195,908,372	$23,402,863	$439,686,811	$1,948,695,343
—	—	—	—	—	—	436,108,842

$1,228,581,563	$444,947,665	$263,049,429	$195,908,372	$23,402,863	$439,686,811	$2,384,804,185

$1,393,359,733	$616,796,892	$287,356,213	$226,389,067	$32,111,712	$620,941,233	$3,257,767,116
—	—	—	—	—	—	598,578,385

1,393,359,733	616,796,892	287,356,213	226,389,067	32,111,712	620,941,233	3,856,345,501
—	—	—	13,168	—	—	—
—	—	—	1,913,030	—	—	—

—	—	—	—	—	—	25,654,527
2,824,077	386,960	231,555	522,930	25,287	807,621	5,071,991
1,363,824	402,399	85,779	440,356	13,074	145,691	218,685
5,225,022	251	3,565,269	248	10	80	1,145
51,480	29,936	24,813	11,001	11,990	29,462	76,669

1,402,824,136	617,616,438	291,263,629	229,289,800	32,162,073	621,924,087	3,887,368,518

1,896,246	—	300,000	3,519,923	—	—	74,346,481
589,666	—	—	—	—	—	—
1,242,487	1,076,724	172,101	225,419	25,404	1,116,520	6,279,889
1,173,083	475,639	247,355	186,349	24,866	536,134	3,320,628
65,922	20,706	5,918	58,923	768	16,369	40,413

4,967,404	1,573,069	725,374	3,990,614	51,038	1,669,023	83,987,411

$1,397,856,732	$616,043,369	$290,538,255	$225,299,186	$32,111,035	$620,255,064	$3,803,381,107

$1,227,604,261	$420,036,214	$264,381,308	$199,126,043	$20,667,293	$396,975,960	$2,146,628,095
(376,316)	310,828	(685,435)	(58,796)	63,285	(626,345)	(6,562,140)
5,992,654	23,847,100	2,535,598	(4,226,409)	2,671,608	42,651,027	191,773,836

164,636,133	171,849,227	24,306,784	30,458,348	8,708,849	181,254,422	1,471,541,316

$1,397,856,732	$616,043,369	$290,538,255	$225,299,186	$32,111,035	$620,255,064	$3,803,381,107

Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

97,035,565	17,377,846	24,540,534	19,204,713	1,375,764	32,191,643	105,581,747

$14.41	$35.45	$11.84	$11.73	$23.34	$19.27	$36.02

—	—	—	1,935,377	—	—	—

447,629	—	—	—	—	—	—

    Statements of Operations

For the Year Ended March 31, 2014

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNIES FUND
INVESTMENT INCOME:
Interest	$1,663	$316	$3,533
Dividends:
Dividends from securities of unaffiliated issuers	3,001,633	367,230	381,917
Dividends from securities of affiliated issuers (Note 7)	—	—	—
Foreign tax withheld	(2,722)	(3,480)	—

Total investment income	3,000,574	364,066	385,450

EXPENSES:
Management fees (Note 3)	5,551,572	137,452	4,735,316
Custody fees	—	—	—
Registration fees	46,594	3,003	38,079
Other	10,521	1,550	53,752

Total expenses	5,608,687	142,005	4,827,147

Net investment income (loss)	(2,608,113)	222,061	(4,441,697)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment transactions of unaffiliated issuers	76,049,385	564,404	27,026,586
Investment transactions of affiliated issuers (Note 7)	—	—	—
Options written (Note 8)	—	4,617	—
Net unrealized appreciation/depreciation during the period on:
Investments	66,538,230	2,238,346	48,164,700
Options written (Note 8)	—	(4,282)	—

Net realized and unrealized gain on investments	142,587,615	2,803,085	75,191,286

Net increase in net assets resulting from operations	$139,979,502	$3,025,146	$70,749,589

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND

$16,212,904	$1,984	$12,399,578	$2,179	$78	$1,063	$11,703

20,047,407	7,494,746	630,185	2,568,635	359,857	5,023,689	17,515,454
—	—	—	—	—	—	2,496,909
(177,576)	—	(4,170)	(252,502)	(1,376)	(4,241)	(86,200)

36,082,735	7,496,730	13,025,593	2,318,312	358,559	5,020,511	19,937,866

11,742,031	5,010,728	2,750,167	1,605,588	274,703	6,205,284	36,293,691
—	—	—	67,319	—	—	—
82,766	38,037	32,399	31,199	19,157	40,220	72,612
78,461	8,712	5,030	12,013	1,414	10,498	64,079

11,903,258	5,057,477	2,787,596	1,716,119	295,274	6,256,002	36,430,382

24,179,477	2,439,253	10,237,997	602,193	63,285	(1,235,491)	(16,492,516)

14,937,000	50,488,452	6,817,140	5,585,567	4,872,447	114,339,882	361,608,451
—	—	—	—	—	—	(3,569,924)
1,243,658	—	—	—	—	—	—

66,167,872	83,160,262	1,594,871	15,589,979	1,371,961	27,165,516	476,762,877
28,216	—	—	—	—	—	—

82,376,746	133,648,714	8,412,011	21,175,546	6,244,408	141,505,398	834,801,404

$106,556,223	$136,087,967	$18,650,008	$21,777,739	$6,307,693	$140,269,907	$818,308,888

    Statements of Changes in Net Assets

	BUFFALO DISCOVERY FUND
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013(1)
OPERATIONS:
Net investment income (loss)	$(2,608,113)	$379,432
Net realized gain from investment transactions	76,049,385	23,697,166
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	66,538,230	14,956,406

Net increase in net assets resulting from operations	139,979,502	39,033,004

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(849,449)
Net realized gain from investment transactions	(42,280,594)	(31,647,443)

Total distributions to shareholders	(42,280,594)	(32,496,892)

CAPITAL SHARE TRANSACTIONS:
Shares sold	172,012,059	189,146,492
Reinvested dividends and distributions	40,932,376	31,879,357

Shares issued	212,944,435	221,025,849
Redemptions	(176,568,358)	(128,944,136)
Redemption fees (Note 5)	32,236	38,647

Shares repurchased	(176,536,122)	(128,905,489)

Net increase (decrease) from capital share transactions	36,408,313	92,120,360

Total increase (decrease) in net assets	134,107,221	98,656,472

NET ASSETS:
Beginning of period	515,428,819	416,772,347

End of period	$649,536,040	$515,428,819

Undistributed (distribution in excess of) net investment income (loss) at end of year	$—	$(236,044)

Fund share transactions:
Shares sold	8,865,819	11,466,234
Reinvested dividends and distributions	2,105,575	2,008,781

	10,971,394	13,475,015
Shares repurchased	(9,505,843)	(7,876,089)

Net increase (decrease) in fund shares	1,465,551	5,598,926

(1)	Effective June 29, 2012, the Fund name was changed to Buffalo Discovery Fund. Prior to June 29, 2012, the Fund was known as the Buffalo Science & Technology Fund.
(2)	For the period from December 3, 2012 (commencement of operations) to March 31, 2013.
(3)	Effective June 3, 2013, the Fund name was changed to Buffalo Emerging Opportunities Fund. Prior to June 3, 2013, the Fund was known as the Buffalo Micro Cap Fund.

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND		BUFFALO EMERGING OPPORTUNIES FUND		BUFFALO FLEXIBLE INCOME FUND		BUFFALO GROWTH FUND
YEAR ENDED MARCH 31, 2014	PERIOD ENDED MARCH 31, 2013(2)	YEAR ENDED MARCH 31, 2014(3)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013

$222,061	$20,177	$(4,441,697)	$(407,234)	$24,179,477	$16,694,866	$2,439,253	$2,514,413
569,021	61,000	27,026,586	2,558,114	16,180,658	6,211,907	50,488,452	9,007,582
2,234,064	581,279	48,164,700	9,688,872	66,196,088	56,933,535	83,160,262	17,309,786

3,025,146	662,456	70,749,589	11,839,752	106,556,223	79,840,308	136,087,967	28,831,781

(220,213)	(19,350)	—	—	(24,064,687)	(19,644,122)	(3,648,495)	(2,159,726)
(509,817)	—	(1,262,443)	—	(11,338,077)	—	(33,125,754)	—

(730,030)	(19,350)	(1,262,443)	—	(35,402,764)	(19,644,122)	(36,774,249)	(2,159,726)

4,519,089	13,194,653	482,250,309	53,609,883	734,666,145	581,393,467	132,278,831	139,307,266
629,139	18,453	1,194,073	—	34,111,420	18,463,013	35,162,786	2,055,684

5,148,228	13,213,106	483,444,382	53,609,883	768,777,565	599,856,480	167,441,617	141,362,950
(2,543,710)	(54,673)	(120,841,945)	(13,552,662)	(304,868,806)	(175,279,273)	(144,422,481)	(181,537,693)
130	156	807,260	80,638	113,722	56,039	51,252	25,614

(2,543,580)	(54,517)	(120,034,685)	(13,472,024)	(304,755,084)	(175,223,234)	(144,371,229)	(181,512,079)

2,604,648	13,158,589	363,409,697	40,137,859	464,022,481	424,633,246	23,070,388	(40,149,129)

4,899,764	13,801,695	432,896,843	51,977,611	535,175,940	484,829,432	122,384,106	(13,477,074)

13,801,695	—	92,958,775	40,981,164	862,680,792	377,851,360	493,659,263	507,136,337

$18,701,459	$13,801,695	$525,855,618	$92,958,775	$1,397,856,732	$862,680,792	$616,043,369	$493,659,263

$17,951	$827	$—	$(250,055)	$(376,316)	$(527,417)	$310,828	$1,520,070

391,526	1,312,221	26,901,242	4,319,638	52,671,874	45,535,243	3,968,429	5,135,775
54,403	1,781	61,998	—	2,427,737	1,446,468	1,032,681	74,320

445,929	1,314,002	26,963,240	4,319,638	55,099,611	46,981,711	5,001,110	5,210,095
(227,675)	(5,329)	(6,442,090)	(1,112,214)	(21,772,931)	(13,757,599)	(4,342,702)	(6,648,101)

218,254	1,308,673	20,521,150	3,207,424	33,326,680	33,224,112	658,408	(1,438,006)

    Statements of Changes in Net Assets

	BUFFALO HIGH YIELD FUND
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
OPERATIONS:
Net investment income (loss)	$10,237,997	$12,949,898
Net realized gain from investment transactions	6,817,140	1,637,852
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	1,594,871	6,498,064

Net increase in net assets resulting from operations	18,650,008	21,085,814

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(10,656,681)	(14,510,847)
Net realized gain from investment transactions	(4,322,504)	(205,850)

Total distributions to shareholders	(14,979,185)	(14,716,697)

CAPITAL SHARE TRANSACTIONS:
Shares sold	80,843,340	128,956,078
Shares issued in merger	—	—
Reinvested dividends and distributions	10,027,287	9,918,863

Shares issued	90,870,627	138,874,941
Redemptions	(65,240,591)	(139,957,614)
Redemption fees (Note 5)	125,147	55,203

Shares repurchased	(65,115,444)	(139,902,411)

Net increase (decrease) from capital share transactions	25,755,183	(1,027,470)

Total increase (decrease) in net assets	29,426,006	5,341,647

NET ASSETS:
Beginning of period	261,112,249	255,770,602

End of period	$290,538,255	$261,112,249

Undistributed (distribution in excess of) net investment income (loss) at end of year	$(685,435)	$(474,311)

Fund share transactions:
Shares sold	6,835,542	11,344,939
Shares issued in merger	—	—
Reinvested dividends and distributions	850,824	871,759

	7,686,366	12,216,698
Shares repurchased	(5,522,888)	(12,283,531)

Net increase (decrease) in fund shares	2,163,478	(66,833)

(1)	Effective end of business January 25, 2013, the Buffalo China Fund was reorganized into the Buffalo International Fund.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND		BUFFALO LARGE CAP FUND		BUFFALO MID CAP FUND		BUFFALO SMALL CAP FUND
YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013(1)	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013

$602,193	$327,807	$63,285	$101,488	$(1,235,491)	$437,136	$(16,492,516)	$(8,614,139)
5,585,567	1,738,698	4,872,447	2,510,577	114,339,882	30,259,276	358,038,527	391,422,606
15,589,979	4,383,091	1,371,961	(264,267)	27,165,516	(8,407,055)	476,762,877	24,774,097

21,777,739	6,449,596	6,307,693	2,347,798	140,269,907	22,289,357	818,308,888	407,582,564

(354,812)	(322,407)	(101,488)	(205,803)	—	(461,541)	—	—
—	—	(4,186,123)	(1,976,302)	(88,592,833)	(27,740,501)	(313,081,084)	(168,173,650)

(354,812)	(322,407)	(4,287,611)	(2,182,105)	(88,592,833)	(28,202,042)	(313,081,084)	(168,173,650)

107,987,877	10,883,059	3,946,253	3,747,644	101,725,184	128,061,614	693,673,158	671,192,316
—	22,978,843	—	—	—	—	—	—
335,818	291,324	4,234,300	2,158,669	86,531,993	27,422,379	296,310,794	159,693,624

108,323,695	34,153,226	8,180,553	5,906,313	188,257,177	155,483,993	989,983,952	830,885,940
(10,949,623)	(4,585,714)	(6,442,585)	(15,715,438)	(244,868,075)	(258,976,997)	(836,079,584)	(694,844,702)
2,006	596	924	5,591	10,690	17,188	69,745	33,344

(10,947,617)	(4,585,118)	(6,441,661)	(15,709,847)	(244,857,385)	(258,959,809)	(836,009,839)	(694,811,358)

97,376,078	29,568,108	1,738,892	(9,803,534)	(56,600,208)	(103,475,816)	153,974,113	136,074,582

118,799,005	35,695,297	3,758,974	(9,637,841)	(4,923,134)	(109,388,501)	659,201,917	375,483,496

106,500,181	70,804,884	28,352,061	37,989,902	625,178,198	734,566,699	3,144,179,190	2,768,695,694

$225,299,186	$106,500,181	$32,111,035	$28,352,061	$620,255,064	$625,178,198	$3,803,381,107	$3,144,179,190

$(58,796)	$(97,616)	$63,285	$72	$(626,345)	$(650,311)	$(6,562,140)	$—

9,822,283	1,139,649	165,127	181,399	5,247,674	7,540,213	19,220,936	23,292,680
—	2,230,956	—	—	—	—	—	—
29,406	29,576	184,662	105,404	4,718,211	1,608,350	8,160,584	5,689,121

9,851,689	3,400,181	349,789	286,803	9,965,885	9,148,563	27,381,520	28,981,801
(1,004,580)	(480,214)	(269,012)	(752,037)	(12,618,838)	(15,228,929)	(23,459,118)	(24,317,024)

8,847,109	2,919,967	80,777	(465,234)	(2,652,953)	(6,080,366)	3,922,402	4,664,777

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DISCOVERY FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2014	2013(3)	2012	2011		2010

Net asset value, beginning of year	$17.08	$16.96	$16.28	$13.76		$8.55

Income from investment operations:
Net investment income (loss)	(0.08)	0.02	(0.07)	(0.05	)(1)	(0.03	)(1)
Net gains on securities (both realized and unrealized)	5.04	1.32	1.74	2.89		5.24

Total from investment operations	4.96	1.34	1.67	2.84		5.21

Less distributions:
Dividends from net investment income	—	(0.03)	—	—		—
Distributions from capital gains	(1.51)	(1.19)	(0.99)	(0.32)		—

Total distributions	(1.51)	(1.22)	(0.99)	(0.32)		—

Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—		—

Net asset value, end of year	$20.53	$17.08	$16.96	$16.28		$13.76

Total return	29.54%	8.46%	11.50%	20.77%		60.94%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$649,536	$515,429	$416,772	$364,188		$229,814
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.02%		1.02%
Ratio of net investment income (loss) to average net assets	(0.47% )	0.09%	(0.46% )	(0.33%	)	(0.22%	)
Portfolio turnover rate	48%	53%	52%	38%		35%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.
(3)	Effective June 29, 2012, the Fund name was changed to Buffalo Discovery Fund. Prior to June 29, 2012, the Fund was known as the Buffalo Science & Technology Fund.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DIVIDEND FOCUS FUND

Condensed data for a share of capital stock outstanding throughout the period.	FOR THE YEAR ENDED MARCH 31, 2014	FOR THE PERIOD FROM DECEMBER 3, 2012 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2013

Net asset value, beginning of period	$10.55	$10.00

Income from investment operations:
Net investment income	0.16	0.01
Net gains on securities (both realized and unrealized)	2.08	0.55

Total from investment operations	2.24	0.56

Less distributions:
Dividends from net investment income	(0.16)	(0.01)
Distributions from capital gains	(0.38)	—

Total distributions	(0.54)	(0.01)

Paid-in capital from redemption fees (Note 5)(1)	—	—

Net asset value, end of period	$12.25	$10.55

Total return*	21.65%	5.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,701	$13,802
Ratio of expenses to average net assets**	0.93%	1.61%
Ratio of net investment income to average net assets**	1.47%	0.59%
Portfolio turnover rate*	77%	8%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO EMERGING OPPORTUNITIES FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2014(3)	2013		2012		2011		2010

Net asset value, beginning of year	$13.86	$11.71		$10.24		$8.18		$4.40

Income from investment operations:
Net investment loss	(0.14)	(0.05)		(0.09)		(0.07	)(1)	—
Net gains (losses) on securities (both realized and unrealized)	5.59	2.20		1.56		2.13		3.78

Total from investment operations	5.45	2.15		1.47		2.06		3.78

Less distributions from capital gains	(0.05)	—		—		—		—

Paid-in capital from redemption fees (Note 5)	0.05	—	(2)	—	(2)	—	(2)	—	(2)

Net asset value, end of year	$19.31	$13.86		$11.71		$10.24		$8.18

Total return	39.66%	18.36%		14.36%		25.18%		85.91%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$525,856	$92,959		$40,981		$31,319		$22,679
Ratio of expenses to average net assets	1.48%	1.50%		1.51%		1.53%		1.54%
Ratio of net investment loss to average net assets	(1.36% )	(0.69%	)	(0.99%	)	(0.82%	)	(1.10%	)
Portfolio turnover rate	23%	21%		31%		30%		28%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.
(3)	Effective June 3, 2013, the Fund name was changed to Buffalo Emerging Opportunities Fund. Prior to June 3, 2013 the Fund was known as the Buffalo Micro Cap Fund.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO FLEXIBLE INCOME FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2014	2013	2012(2)	2011	2010

Net asset value, beginning of year	$13.54	$12.39	$11.76	$10.61	$7.89

Income from investment operations:
Net investment income	0.29	0.37	0.41	0.33	0.35
Net gains on securities (both realized and unrealized)	0.99	1.20	0.63	1.15	2.72

Total from investment operations	1.28	1.57	1.04	1.48	3.07

Less distributions:
Dividends from net investment income	(0.28)	(0.42)	(0.41)	(0.33)	(0.35)
Distributions from capital gains	(0.13)	—	—	—	—

Total distributions	(0.41)	(0.42)	(0.41)	(0.33)	(0.35)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of year	$14.41	$13.54	$12.39	$11.76	$10.61

Total return	9.56%	12.96%	9.15%	14.27%	39.32%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$1,397,857	$862,681	$377,851	$184,454	$154,312
Ratio of expenses to average net assets	1.01%	1.02%	1.01%	1.02%	1.03%
Ratio of net investment income to average net assets	2.06%	2.89%	3.49%	2.98%	3.55%
Portfolio turnover rate	13%	25%	19%	26%	12%

(1)	Less than $0.01 per share.
(2)	Effective July 29, 2011, the Fund name was changed to Buffalo Flexible Income Fund. Prior to July 29, 2011, the Fund was known as the Buffalo Balanced Fund.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO GROWTH FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2014	2013	2012	2011	2010(1)

Net asset value, beginning of year	$29.53	$27.93	$26.15	$21.87	$14.29

Income from investment operations:
Net investment income	0.15	0.15	0.06	0.07	0.10
Net gains on securities (both realized and unrealized)	8.02	1.57	2.17	4.28	7.58

Total from investment operations	8.17	1.72	2.23	4.35	7.68

Less distributions:
Dividends from net investment income	(0.22)	(0.12)	(0.01)	(0.06)	(0.10)
Distributions from capital gains	(2.03)	—	(0.44)	(0.01)	—
Return of capital	—	—	—	—	— (2)

Total distributions	(2.25)	(0.12)	(0.45)	(0.07)	(0.10)

Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—

Net asset value, end of year	$35.45	$29.53	$27.93	$26.15	$21.87

Total return	27.98%	6.20%	8.78%	19.88%	53.80%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$616,043	$493,659	$507,136	$320,113	$105,087
Ratio of expenses to average net assets	0.91%	0.91%	0.92%	0.99%	1.03%
Ratio of net investment income to average net assets	0.44%	0.51%	0.27%	0.27%	0.51%
Portfolio turnover rate	37%	44%	46%	47%	30%

(1)	Effective July 31, 2009, the Fund name was changed to Buffalo Growth Fund. Prior to July 31, 2009, the Fund was known as the Buffalo USA Global Fund.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO HIGH YIELD FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.67	$11.40	$11.45	$10.88	$8.20

Income from investment operations:
Net investment income	0.44	0.55	0.66	0.64	0.63
Net gains (losses) on securities (both realized and unrealized)	0.37	0.35	(0.03)	0.56	2.68

Total from investment operations	0.81	0.90	0.63	1.20	3.31

Less distributions:
Dividends from net investment income	(0.46)	(0.62)	(0.68)	(0.63)	(0.63)
Distributions from capital gains	(0.18)	(0.01)	—	—	—

Total distributions	(0.64)	(0.63)	(0.68)	(0.63)	(0.63)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of year	$11.84	$11.67	$11.40	$11.45	$10.88

Total return	7.12%	8.20%	5.86%	11.35%	40.96%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$290,538	$261,112	$255,771	$228,976	$172,240
Ratio of expenses to average net assets	1.01%	1.01%	1.02%	1.02%	1.02%
Ratio of net investment income to average net assets	3.72%	4.85%	5.89%	5.75%	6.31%
Portfolio turnover rate	39%	32%	21%	25%	41%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO INTERNATIONAL FUND

Condensed data for a share of capital stock outstanding throughout the period.	YEARS ENDED MARCH 31,
	2014	2013(1)(3)	2012	2011	2010

Net asset value, beginning of period	$10.28	$9.52	$9.79	$8.70	$5.31

Income from investment operations:
Net investment income	0.04	0.04	0.05	0.06	0.05
Net gains (losses) on securities (both realized and unrealized)	1.43	0.76	(0.27)	1.08	3.40

Total from investment operations	1.47	0.80	(0.22)	1.14	3.45

Less distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.05)	(0.05)	(0.05)
Return of capital	—	—	—	—	(0.01)

Total distributions	(0.02)	(0.04)	(0.05)	(0.05)	(0.06)

Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—

Net asset value, end of period	$11.73	$10.28	$9.52	$9.79	$8.70

Total return	14.31%	8.44%	(2.20% )	13.09%	65.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$225,299	$106,500	$70,805	$54,735	$29,960
Ratio of expenses to average net assets	1.07%	1.09%	1.14%	1.17%	1.22%
Ratio of net investment income to average net assets	0.38%	0.42%	0.58%	0.38%	0.61%
Portfolio turnover rate	15%	23%	29%	35%	38%

(1)	Effective end of business January 25, 2013, the Buffalo China Fund was reorganized into the Buffalo International Fund.
(2)	Less than $0.01 per share.
(3)

During the year ended March 31, 2013, the Fund incurred $17.3 million in purchases associated with the transfer of assets of the Buffalo China Fund, which merged into the Fund on January 25, 2013. The purchases were excluded from portfolio turnover calculation. Activity after January 25, 2013 reflects the Funds’ combined operations.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO LARGE CAP FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$21.89	$21.58	$20.96	$18.60	$11.66

Income from investment operations:
Net investment income	0.06	0.08	0.04	0.04	0.05
Net gains on securities (both realized and unrealized)	4.94	1.79	0.74	2.38	6.93

Total from investment operations	5.00	1.87	0.78	2.42	6.98

Less distributions:
Dividends from net investment income	(0.08)	(0.15)	(0.04)	(0.06)	(0.04)
Distributions from capital gains	(3.47)	(1.41)	(0.12)	—	—

Total distributions	(3.55)	(1.56)	(0.16)	(0.06)	(0.04)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of year	$23.34	$21.89	$21.58	$20.96	$18.60

Total return	23.13%	9.17%	3.84%	13.04%	59.85%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$32,111	$28,352	$37,990	$36,072	$36,765
Ratio of expenses to average net assets	0.97%	0.97%	0.96%	1.04%	1.08%
Ratio of net investment income to average net assets	0.21%	0.33%	0.17%	0.19%	0.35%
Portfolio turnover rate	45%	49%	59%	28%	35%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MID CAP FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of year	$17.94	$17.95	$17.25	$14.89		$9.27

Income from investment operations:
Net investment income (loss)	(0.04)	0.01	(0.06)	(0.04	)(1)	(0.05	)(1)
Net gains on securities (both realized and unrealized)	4.45	0.78	1.08	2.40		5.67

Total from investment operations	4.41	0.79	1.02	2.36		5.62

Less distributions:
Dividends from net investment income	—	(0.01)	—	—		—
Distributions from capital gains	(3.08)	(0.79)	(0.32)	—		—

Total distributions	(3.08)	(0.80)	(0.32)	—		—

Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—		—

Net asset value, end of year	$19.27	$17.94	$17.95	$17.25		$14.89

Total return	25.46%	4.67%	6.22%	15.85%		60.63%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$620,255	$625,178	$734,567	$754,587		$469,929
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.02%		1.02%
Ratio of net investment income (loss) to average net assets	(0.20% )	0.07%	(0.34% )	(0.23%	)	(0.43%	)
Portfolio turnover rate	45%	31%	31%	21%		12%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO SMALL CAP FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2014	2013	2012		2011		2010

Net asset value, beginning of year	$30.93	$28.54	$27.69		$24.90		$16.21

Income from investment operations:
Net investment income (loss)	(0.16)	(0.09)	—	(2)	(0.10	)(1)	(0.01)
Net gains on securities (both realized and unrealized)	8.44	4.20	0.91		2.89		8.73

Total from investment operations	8.28	4.11	0.91		2.79		8.72

Less distributions:
Dividends from net investment income	—	—	—		—		(0.03)
Distributions from capital gains	(3.19)	(1.72)	(0.06)		—		—
Return of capital	—	—	—		—		— (2)

Total dividends and distributions	(3.19)	(1.72)	(0.06)		—		(0.03)

Paid-in capital from redemption fees(2) (Note 5)	—	—	—		—		—

Net asset value, end of year	$36.02	$30.93	$28.54		$27.69		$24.90

Total return	26.71%	15.02%	3.31%		11.20%		53.80%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$3,803,381	$3,144,179	$2,768,696		$3,157,445		$2,931,836
Ratio of expenses to average net assets	1.00%	1.00%	1.00%		1.01%		1.01%
Ratio of net investment income (loss) to average net assets	(0.45% )	(0.31% )	(0.00%	)(3)	(0.40%	)	(0.51% )
Portfolio turnover rate	22%	34%	24%		16%		9%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.
(3)	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

    Notes to Financial Statements

March 31, 2014

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Emerging Opportunities Fund (fka Buffalo Micro Cap Fund), Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the “Funds”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The investment objective of the Buffalo Discovery Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Emerging Opportunities Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital.

The investment objectives of the Buffalo Flexible Income Fund and Buffalo Dividend Focus Fund are the generation of high current income and, as a secondary objective, the long-term growth of capital.

The investment objective of the Buffalo High Yield Fund is current income, with long-term growth of capital as a secondary objective.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Corporate stocks and bonds traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and asked price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (NAV) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2014, the Buffalo High Yield Fund held one fair valued security, with a market value of $0 or 0.00% of total net assets. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds’ Board which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange (NYSE).

Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board determines that amortized cost does not represent fair value.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

In accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codifications (ASC) 820, Fair Value Measurements and Disclosure (ASC 820), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 9 — Foreign Investment Risk, to the financial statements.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2014. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$612,552,384	$—	$—	$612,552,384
Short Term Investment	36,169,322	—	—	36,169,322

Total*	$648,721,706	$—	$—	$648,721,706

BUFFALO DIVIDEND FOCUS FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$17,233,392	$—	$—	$17,233,392
Short Term Investment	1,408,498	—	—	1,408,498

Total*	$18,641,890	$—	$—	$18,641,890

BUFFALO EMERGING OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$519,650,908	$—	$—	$519,650,908
Short Term Investment	1,733,081	—	—	1,733,081

Total*	$521,383,989	$—	$—	$521,383,989

BUFFALO FLEXIBLE INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$768,593,278	$—	$—	$768,593,278
REITS	14,979,800	—	—	14,979,800
Convertible Bonds		72,233,281	—	72,233,281
Corporate Bonds	—	233,687,694	—	233,687,694
Short Term Investments	303,865,680	—	—	303,865,680

Total*	$1,087,438,758	$305,920,975	$—	$1,393,359,733

Written Options	$(560,416)	$(29,250)	$—	$(589,666)

BUFFALO GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$588,311,529	$—	$—	$588,311,529
Short Term Investment	28,485,363	—	—	28,485,363

Total*	$616,796,892	$—	$—	$616,796,892

BUFFALO HIGH YIELD FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$13,472,605	$—	$—	$13,472,605
Convertible Preferred Stocks		3,260,000	—	3,260,000
Preferred Stocks	—	2,572,500	—	2,572,500
Convertible Bonds	—	46,596,793	—	46,596,793
Corporate Bonds	539,065	166,098,017	—	166,637,082
Short Term Investment	54,817,233	—	—	54,817,233

Total*	$68,828,903	$218,527,310	$—	$287,356,213

    Notes to Financial Statements

March 31, 2014

(Continued)

BUFFALO INTERNATIONAL FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$205,498,227	$—	$—	$205,498,227
Preferred Stocks	732,336	—	—	732,336
Short Term Investment	20,158,504	—	—	20,158,504

Total*	$226,389,067	$—	$—	$226,389,067

BUFFALO LARGE CAP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$31,013,283	$—	$—	$31,013,283
Short Term Investment	1,098,429	—	—	1,098,429

Total*	$32,111,712	$—	$—	$32,111,712

BUFFALO MID CAP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$612,121,147	$—	$—	$612,121,147
Short Term Investment	8,820,086	—	—	8,820,086

Total*	$620,941,233	$—	$—	$620,941,233

BUFFALO SMALL CAP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$3,747,473,336	$—	$—	$3,747,473,336
Short Term Investment	108,872,165	—	—	108,872,165

Total*	$3,856,345,501	$—	$—	$3,856,345,501

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The following is a reconciliation of the Buffalo High Yield Income Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2014:

FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	INVESTMENTS IN SECURITIES PERIOD ENDED MARCH 31, 2014
Fair Value as of 3/31/2013**	$—

Fair Value as of 3/31/2014**	$—

The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

**	Includes a security that was valued at $0 based on unobservable inputs as of March 31, 2014. There was no change in value in the investment(s) during the year ended March 31, 2014.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund. The Buffalo High Yield Fund had one security transfer from Level 2 into Level 1. The market value of the security was $570,000. The transfer into Level 1 was due the security being priced by the pricing service. The basis for recognizing and valuing transfers is as of the beginning of the period in which transfers occur.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2014, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2011 through March 31, 2014. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (GAAP). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which a Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value. The Funds may use options to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio or for any other permissible purpose consistent with the Funds’ investment objectives. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity.

H. INDEMNIFICATIONS — Under the Funds’ organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the year ended March 31, 2014 and the year ended March 31, 2013 was as follows:

	YEAR ENDED MARCH 31, 2014		YEAR ENDED MARCH 31, 2013
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*
Buffalo Discovery Fund	$14,601,107	$27,679,487	$849,449	$31,647,443
Buffalo Dividend Focus Fund	730,030	—	19,350	—
Buffalo Emerging Opportunities Fund	—	1,262,443	—	—
Buffalo Flexible Income Fund	31,097,108	4,305,656	19,534,086	110,036
Buffalo Growth Fund	14,635,618	22,138,631	2,159,726	—
Buffalo High Yield Fund	11,409,791	3,569,394	14,510,847	205,850
Buffalo International Fund	354,812	—	322,407	—
Buffalo Large Cap Fund	111,066	4,176,545	205,803	1,976,302
Buffalo Mid Cap Fund	4,380,399	84,212,434	439,181	27,762,861
Buffalo Small Cap Fund	38,722,736	274,358,348	25,955,358	142,218,292

*	The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

    Notes to Financial Statements

March 31, 2014

(Continued)

Total distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2014, the following table shows the reclassifications made:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Buffalo Discovery Fund	$2,844,157	$(2,844,157)	$—
Buffalo Dividend Focus Fund	15,276	(13,788)	(1,488)
Buffalo Emerging Opportunities Fund	4,691,752	(4,691,752)	—
Buffalo Flexible Income Fund	36,311	(35,101)	(1,210)
Buffalo Growth Fund	—	—	—
Buffalo High Yield Fund	207,560	(207,560)	—
Buffalo International Fund	(208,561)	266,578	(58,017)
Buffalo Large Cap Fund	101,416	(101,416)	—
Buffalo Mid Cap Fund	1,259,457	(1,259,457)	—
Buffalo Small Cap Fund	9,930,376	(9,930,376)	—

The permanent differences primarily relate to foreign currency adjustments, sale of discount bonds/contingent payment debt instruments, partnership adjustments and net operating losses.

As of March 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Tax cost of Investments(a)	$483,673,982	$15,827,227	$451,252,719	$1,231,374,889	$445,202,237

Unrealized Appreciation	175,185,804	2,905,980	92,731,753	181,985,449	174,521,562
Unrealized Depreciation	(10,138,080)	(91,316)	(22,600,483)	(20,000,605)	(2,926,907)

Net unrealized appreciation	165,047,724	2,814,664	70,131,270	161,984,844	171,594,655

Undistributed Ordinary Income	4,417,063	71,787	10,778,590	4,546,230	1,644,837
Undistributed Long Term Capital Gain	33,340,881	53,259	8,102,062	3,949,249	22,767,663

Distributable earnings	37,757,944	125,046	18,880,652	8,495,479	24,412,500

Other accumulated loss	—	—	—	(156,680)	—

Total accumulated gain	202,805,668	2,939,710	89,011,922	170,252,471	196,007,155

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Tax cost of Investments(a)	$264,173,537	$195,922,092	$23,442,611	$439,686,811	$2,384,826,536

Unrealized Appreciation	25,635,232	34,667,018	9,092,380	188,101,171	1,563,508,555
Unrealized Depreciation	(2,452,556)	(4,200,043)	(423,279)	(6,846,749)	(91,989,590)

Net unrealized appreciation	23,182,676	30,466,975	8,669,101	181,254,422	1,471,518,965

Undistributed Ordinary Income	777,946	—	1,048,611	—	—
Undistributed Long Term Capital Gain	2,196,325	—	1,726,030	44,492,671	199,950,259

Distributable earnings	2,974,271	—	2,774,641	44,492,671	199,950,259

Other accumulated loss	—	(4,293,832)	—	(2,467,989)	(14,716,212)

Total accumulated gain	26,156,947	26,173,143	11,443,742	223,279,104	1,656,753,012

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, trust preferred instrument and contingent payment debt instrument adjustments and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late-year loss deferrals and/or unrealized gain/(loss) on derivative position.

(a)	Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

The following Funds utilized the amounts below of prior year capital loss carryover in the current year.

Buffalo Emerging Opportunities Fund (fka Buffalo Micro Cap Fund)	$2,191,739
Buffalo International Fund	5,857,678

As of March 31, 2014, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

BUFFALO INTERNATIONAL FUND
MONTH/YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-09	March-17	$2,530,333	N/A
March-10	March-18	1,076,190	N/A
March-14	Unlimited	609,409	—

Totals		$4,215,932	—

The utilization of certain capital loss carryovers are subject to annual limitations of $652,599, pursuant to IRC Sec. 382 as result of acquisition of Buffalo China Fund on January 25, 2013.

RIC Modernization Act — On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforward will retain their characteristics as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

At March 31, 2014, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary late year losses and post-October capital losses, as follows:

	ORDINARY LATE YEAR LOSSES	POST OCTOBER CAPITAL LOSSES
Buffalo International Fund	$58,796	$—
Buffalo Mid Cap Fund	626,345	1,841,644
Buffalo Small Cap Fund	6,562,140	8,154,072

For the year ended March 31, 2014, the Buffalo International Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

BUFFALO INTERNATIONAL FUND
COUNTRY	GROSS DIVIDEND	TAXES WITHHELD
Belgium	$10,882	$1,632
Bermuda	100,546	—
Brazil	214,389	7,370
Canada	12,880	1,932
Cayman Islands	58,212	—
Chile	46,834	15,041
China	35,091	3,509
France	323,060	47,308
Germany	407,130	55,019
Hong Kong	117,987	1,106
India	6,943	—
Israel	20,417	3,063
Italy	19,140	2,871
Japan	79,924	8,167
Jersey	23,650	—
Luxembourg	31,416	4,712
Mexico	11,775	—
Netherlands	89,261	13,389
Norway	87,186	13,078
South Korea	10,690	1,764
Spain	32,920	4,898
Sweden	52,104	7,816
Switzerland	150,412	7,708
Taiwan	42,232	8,446

	$1,985,081	$208,829

    Notes to Financial Statements

March 31, 2014

(Continued)

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. (“KCM”) at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo Emerging Opportunities Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.45%, 0.90%, 0.90% and 0.90%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), KCM pays U.S. Bancorp a fee of 30/100 of 1% (0.30%) of each Fund’s average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Growth Fund and the Buffalo Large Cap Fund, where U.S. Bancorp receives 25/100 of 1% (0.25%). U.S. Bancorp provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of U.S. Bancorp.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of one percent (1.00%) of the Buffalo Small Cap Fund’s average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to USBFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to USBFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS
	(AS A % OF AVERAGE DAILY NET ASSETS)
ASSET LEVEL	MANAGEMENT FEE	USBFS FEE
Assets up to $6 billion	1.00%	0.300%
Assets over $6 billion up to $7 billion	0.95%	0.275%
Assets over $7 billion up to $8 billion	0.90%	0.250%
Assets over $8 billion up to $9 billion	0.85%	0.225%
Assets over $9 billion	0.80%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds’ shares for sale in any jurisdiction. Certain officers and a trustee of the Funds are also officers and/or directors of KCM.

A trustee of the Funds is affiliated with U.S. Bancorp and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. U.S. Bancorp pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds’ non-interested trustees for their service on the Funds’ Board for the year ended March 31, 2014 was $101,750. Interested trustees who are affiliated with either KCM or the Funds’ service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Shares of the Buffalo Flexible Income Fund, Buffalo International Fund, Buffalo Dividend Focus Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Discovery Fund and Buffalo Growth Fund sold or exchanged within 60 days of their purchase and shares of the Buffalo High Yield Fund, Buffalo Emerging Opportunities Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Funds will employ the “first in, first out” method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2014, were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Purchases	$262,844,727	$14,446,884	$425,996,479	$485,124,123	$198,244,825
Proceeds from Sales	$298,424,116	$10,079,790	$68,824,553	$114,109,398	$225,231,560
	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Purchases	$89,347,770	$115,303,035	$13,379,456	$273,849,261	$761,105,781
Proceeds from Sales	$85,815,908	$21,897,757	$17,299,205	$416,719,851	$891,462,564

There were no purchases or sales of long-term U.S. government securities for any Funds during the year ended March 31, 2014.

7. TRANSACTIONS WITH AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate fair value of all securities of affiliated companies held in the Buffalo Small Cap Fund as of March 31, 2014 amounted to $598,578,385, representing and 15.74% of net assets. There were no affiliated companies held in any other Funds. A summary of affiliated transactions for each company which is an affiliate at March 31, 2014 or was an affiliate during the year ended March 31, 2014 is as follows:

BUFFALO SMALL CAP FUND
	ADTRAN, INC.	DEALER- TRACK HOLDINGS INC.	DICE HOLDINGS INC.	INTERNAP NETWORK SERV- ICES CORP.	LOGMEIN, INC.	OXFORD INDUSTRIES, INC.	PROTO LABS, INC.	REALD INC.	VITAMIN SHOPPE, INC.	TOTAL
March 31, 2013 Balance
Shares	4,855,908	2,490,350	3,299,725	3,398,450	1,893,450	1,039,975	—	2,549,300	—	—
Cost	$101,810,587	$40,110,168	$38,056,552	$47,327,405	$56,650,303	$28,175,061	$—	$40,070,877	$—	$352,200,953
Gross Additions
Shares	—	—	—	—	135,000	23,662	107,850	—	105,800	—
Cost	$—	$—	$—	$—	$2,442,309	$1,724,136	$7,193,407	$—	$4,594,809	$15,954,661
Gross Deductions
Shares	96,575	—	347,525	—	—	—	—	74,200	—	—
Cost	$3,118,262	$—	$4,809,752	$—	$—	$—	$—	$1,830,533	$—	$9,758,547
March 31, 2014 Balance
Shares	4,759,333	2,490,350	—	3,398,450	2,028,450	1,063,637	1,380,900	—	1,434,400	—
Cost	$98,692,325	$40,110,168	$—	$47,327,405	$59,092,612	$29,899,197	$92,154,514	$—	$68,832,621	$436,108,842

Realized gain (loss)	$(755,627)	$—	$(1,769,615)	$—	$—	$—	$—	$(1,044,682)	$—	$(3,569,924)

Investment income	$1,748,127	$—	$—	$—	$—	$748,782	$—	$—	$—	$2,496,909

*	As a result of the Buffalo Small Cap Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

Note: Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of an issuer’s outstanding securities).

    Notes to Financial Statements

March 31, 2014

(Continued)

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. The Buffalo Dividend Focus and the Buffalo Flexible Income Fund are the only Funds that have maintained any positions in derivative instruments or engaged in hedging activities during the year ended March 31, 2014.

For additional information regarding derivative instruments and hedging activities of the Buffalo Dividend Focus Fund and Buffalo Flexible Income Fund please refer to Note 1G to understand how and why the Buffalo Dividend Focus Fund and the Buffalo Flexible Income Fund use derivatives.

The number of option contracts written and the premiums received by the Buffalo Dividend Focus Fund and Buffalo Flexible Income Fund during the year ended March 31, 2014 were as follows:

BUFFALO DIVIDEND FOCUS FUND
CALL OPTIONS WRITTEN
	CONTRACTS	PREMIUMS
Outstanding, March 31, 2013	112	15,252
Options written	—	—
Options terminated in closing transaction	(112)	(15,252)
Options exercised	—	—
Options expired	—	—

Outstanding, March 31, 2014	—	—

BUFFALO FLEXIBLE INCOME FUND
	CALL OPTIONS WRITTEN
	CONTRACTS	PREMIUMS
Outstanding, March 31, 2013	4,183	222,660
Options written	39,926	2,115,244
Options terminated in closing transaction	(3,101)	(330,326)
Options exercised	(6,722)	(516,192)
Options expired	(24,200)	(1,043,757)

Outstanding, March 31, 2014	10,086	447,629

The following is a summary of the location of derivative investments on the Buffalo Dividend Focus Fund and Buffalo Flexible Income Fund’s Statement of Assets and Liabilities as of March 31, 2014:

DERIVATIVE INVESTMENT TYPE	VALUE
Liability Derivatives
Buffalo Dividend Focus Fund Written Options — equity contracts	$—
Buffalo Flexible Income Fund Written Options — equity contracts	$589,666

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Funds as of March 31, 2014:

DERIVATIVE INVESTMENT TYPE	REALIZED GAIN (LOSS) ON OPTIONS
Liability Derivatives
Buffalo Dividend Focus Fund Written Options — equity contracts	$4,617
Buffalo Flexible Income Fund Written Options — equity contracts	$1,243,658
DERIVATIVE INVESTMENT TYPE	CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON OPTIONS
Liability Derivatives
Buffalo Dividend Focus Fund Written Options — equity contracts	$(4,282)
Buffalo Flexible Income Fund Written Options — equity contracts	$28,216

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU

2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The following tables present derivative assets and liabilities net of amounts available for offset under a master netting arrangement (MNA) and net of related collateral received or pledged, if any, as of March 31, 2014:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES AND SUBJECT TO MASTER NETTING AGREEMENTS (MNA)
Liabilities:				GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF FINANCIAL POSITION
	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF FINANCIAL POSITION	NET AMOUNTS PRESENTED IN THE STATEMENT OF FINANCIAL POSITION	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED/ RECEIVED	NET AMOUNT
Description
Written Options	$589,666	$—	$589,666	$589,666	$—	$—

	$589,666	$—	$589,666	$589,666	$—	$—

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings and your investment. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or “capital controls”). These types of controls may restrict or prohibit the Buffalo International Fund’s ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund’s assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after March 31, 2014 and through the date the financial statements were issued and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosures.

    Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Buffalo Funds

We have audited the accompanying statement of assets and liabilities of Buffalo Funds (comprised of Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (collectively referred to herein as the Funds), including the schedule of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statement of changes in net assets and financial highlights for each period indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Buffalo Funds at March 31, 2014, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

May 30, 2014

    Notice to Shareholders

March 31, 2014

TAX INFORMATION

For the fiscal year ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Discovery Fund	15.64%
Buffalo Dividend Focus Fund	52.33%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	54.00%
Buffalo Growth Fund	54.08%

Buffalo High Yield Fund	5.46%
Buffalo International Fund	100.00%
Buffalo Large Cap Fund	94.31%
Buffalo Mid Cap Fund	100.00%
Buffalo Small Cap Fund	60.37%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2014 was as follows (unaudited):

Buffalo Discovery Fund	15.12%
Buffalo Dividend Focus Fund	44.99%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	45.95%
Buffalo Growth Fund	53.17%

Buffalo High Yield Fund	5.14%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	94.10%
Buffalo Mid Cap Fund	100.00%
Buffalo Small Cap Fund	59.10%

FOREIGN SHAREHOLDERS: The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended March 31, 2014 was as follows (unaudited):

Buffalo Discovery Fund	0.03%
Buffalo Dividend Focus Fund	0.00%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	35.43%
Buffalo Growth Fund	0.00%

Buffalo High Yield Fund	87.31%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.02%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2014 was as follows (unaudited).

Buffalo Discovery Fund	100.00%
Buffalo Dividend Focus Fund	69.84%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	22.61%
Buffalo Growth Fund	75.07%

Buffalo High Yield Fund	6.60%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	8.62%
Buffalo Mid Cap Fund	100.00%
Buffalo Small Cap Fund	100.00%

    Notice to Shareholders

March 31, 2014

(Continued)

Trustees and Officers of the Funds (unaudited)

The management and affairs for the Funds are supervised by the Trustees (“Trustees”) under the laws of the particular Fund’s state of organization. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-49-BUFFALO.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

INTERESTED TRUSTEES(1)

Joseph C. Neuberger (52) 615 E. Michigan Streets Milwaukee, WI 53202	Trustee Chairman	Indefinite term and served since May 2003. One year term and served since May 2003.	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Ten	Trustee, USA MUTUALS (an open-end investment company with two portfolios); Trustee, Trust for Professional Managers (an open-end investment company with 35 portfolios).

Clay E. Brethour (45) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since August 2013	Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 2000-present.	Ten	None

NON-INTERESTED TRUSTEES

Thomas S. Case (72) 515 Piney Creek Road Reno, NV 89511	Trustee	Indefinite term and served since May 1995.	Retired.	Ten	None

J. Gary Gradinger (71) Golden Star Inc. 4770 North Belleview Avenue Kansas City, MO 64116	Trustee	Indefinite term and served since February 2001.	Chairman and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products). 1969-present.	Ten	Director, MGP Ingredients, Inc. (a food ingredients company)

Philip J. Kennedy (69) 116 Hermitage Hills Boulevard Hermitage, PA 16148	Trustee	Indefinite term and served since May 1995.	Business Consultant and C.PA. Finance and Accounting Professor, Penn State Shenango (2001-2011).	Ten	None

OFFICERS OF THE FUNDS

Kent W. Gasaway (54) 5420 West 61st Place Shawnee Mission, KS 66205	President and Treasurer	One year term and served since May 2003.	Senior Vice President/Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 1991-present.	N/A	N/A

Rachel A. Spearo (34) 777 E. Wisconsin Ave. Milwaukee, WI 53202	Secretary	One year term and served since August 2006.	Vice President, U.S. Bancorp Fund Services, LLC since September 2004.	N/A	N/A

Barry Koster (53) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since October 2004.	Chief Compliance Officer since October 2004 and Chief Financial Officer since May 2002, Kornitzer Capital Management, Inc. (management company).	N/A	N/A

[1]

Each of these Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the Investment Company Act of 1940, as amended. Messrs. Neuberger and Brethour are interested Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively. U.S. Bancorp Fund Services, LLC is the Funds’ Administrator and Registered Transfer Agent. Kornitzer Capital Management, Inc. is the Funds’ Advisor.

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds’ investment advisor, the authority to vote proxies. A description of the Buffalo Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

    Notice to Shareholders

March 31, 2014

(Continued)

APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Board of Trustees (the “Trustees”) of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Flexible Income Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo Growth Fund, Buffalo Discovery Fund, Buffalo Mid Cap Fund, Buffalo Emerging Opportunities Fund, Buffalo International Fund and Buffalo Dividend Focus Fund (all such funds referred to collectively as the “Funds”) met on November 21, 2013, to consider the renewal of the Amended and Restated Management Agreements (the “Agreements”) between the Trust, on behalf of the Funds, and Kornitzer Capital Management, Inc., the Funds’ investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors enumerated below, including the Agreements, a memorandum prepared by the Trustees’ independent legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreements, detailed comparative information relating to the advisory fees, overall expenses and performance of the Funds, due diligence materials relating to the Adviser (including the Adviser’s Form ADV, information regarding key personnel, information relating to the Adviser’s and the Funds’ compliance programs, including risk management, and the Code of Ethics), information that the Adviser regularly provides to the Trustees in connection with reports on its activities and the activities of the Funds at the Trustees’ periodic Board meetings, and other pertinent information. In addition, the Independent Trustees, as defined below, met in executive session with their independent counsel on November 18, 2013 via teleconference and immediately prior to the Board meeting held on November 21, 2013, to review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Agreements. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Agreements for an additional term of one year ending November 30, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreements between the Trust, on behalf of the Funds, and the Adviser, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Funds

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of the Funds’ portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of the Funds. In executive session the Independent Trustees reviewed information provided by the Adviser in response to the Board’s 15(c) request, including the structure of the Adviser’s compliance program and the Adviser’s marketing activity and goals and its continuing commitment to the growth of the Funds’ assets. The Trustees noted that during the course of the prior year they had met with representatives of the Adviser in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by the Adviser throughout the year. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the quarterly and annual reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreements and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. Investment Performance of the Funds and the Adviser

In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees compared the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to a benchmark index and in comparison to a peer group as constructed by data presented by Morningstar, Inc. (each a “Morningstar Peer Group”).

Buffalo Discovery Fund. The Trustees noted that the Buffalo Discovery Fund’s performance for the year-to-date, three year, five year and ten year periods ended September 30, 2013 was above the median for the Morningstar Peer Group of U.S. open-end mid cap growth funds, falling within the first quartile of the Morningstar Peer Group for the three year, five year and ten year periods and at the top of the second quartile of the Morningstar Peer Group for the year-to-date period. The Trustees further noted that for the quarter, year-to-date, one year, three year, five year, ten year and since inception periods ended September 30, 2013, the Buffalo Discovery Fund outperformed the Russell 3000 Growth Index and the Lipper Multi Cap Growth Index. The Trustees also compared the performance of the Buffalo Discovery Fund to that of other accounts managed by the Adviser using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Dividend Focus Fund. The Trustees noted the Dividend Focus Fund had not yet completed a full year of performance. The Trustees noted that the Dividend Focus Fund’s performance for the year-to-date, period ended September 30, 2013 was below the median for the Morningstar Peer Group of U.S. open-end large value category funds, falling within the fourth quartile of the Morningstar Peer Group for the year-to-date period. The Trustees further noted that for the quarter, year-to-date and since inception periods ended September 30, 2013, the Buffalo Dividend Focus Fund underperformed the S&P 500 Index.

Buffalo Emerging Opportunities Fund. The Trustees noted that the Buffalo Emerging Opportunities Fund’s performance for the year-to-date, one-year, three year, and five year periods ended September 30, 2013 was above the median for the Morningstar Peer Group of U.S. open-end small growth funds, falling at the top of the first quartile of the Morningstar Peer Group for each period. The Trustees further noted that for the quarter, year-to-date, one year, three year, five year and since inception periods ended September 30, 2013, the Buffalo Emerging Opportunities Fund outperformed the Russell 2000 Growth Index and the Lipper Micro Cap Growth Funds Index.

Buffalo Flexible Income Fund. The Trustees noted that the Buffalo Flexible Income Fund’s performance for the three year, five year and ten year periods ended September 30, 2013 was above the median for the Morningstar Peer Group of U.S. open-end moderate allocation funds, falling within the first quartile of the Morningstar Peer Group for the three year and ten year periods and within the second quartile of the Morningstar Peer Group for the five-year period. The Trustees further noted that for the ten year and fifteen year periods ended September 30, 2013, the Buffalo Flexible Income Fund outperformed the S&P 500 Index, and for all other periods the Fund had trailed the S&P 500 Index. The Trustees also noted for the one year, three year and ten year periods ended September 30, 2013, the Buffalo Flexible

Income Fund outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Index and the Bank of America Merrill Lynch High Yield Master Funds II Index.

Buffalo Growth Fund. The Trustees noted that the Buffalo Growth Fund’s performance for the year-to-date, one year, three year, five year and ten year periods ended September 30, 2013 was above the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the first quartile of the Morningstar Peer Group for the year-to-date, one year and ten year periods and within the second quartile of the Morningstar Peer Group for the three year and five-year periods. The Trustees further noted that for the quarter, year-to-date, one year, ten year, fifteen year and since inception periods ended September 30, 2013, the Buffalo Growth Fund outperformed the Russell 1000 Growth Index, and for the quarter, one year, three year, five year, ten year, fifteen year and since inception periods ended September 30, 2013, the Buffalo Growth Fund outperformed the Lipper Large Cap Growth Funds Index. The Trustees also compared the performance of the Buffalo Growth Fund to that of other accounts managed by the Adviser using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo High Yield Fund. The Trustees noted that the Buffalo High Yield Fund’s performance for the year-to-date and one year periods ended September 30, 2013 was above the median for the Morningstar Peer Group of U.S. open-end high yield bond funds, falling within the first quartile of the Morningstar Peer Group for the year-to-date and one year periods. The Trustees further noted the Buffalo High Yield Fund’s performance was only slightly below the Morningstar Peer Group median for the three year, five year and ten year periods ended September 30, 2013. The Trustees further noted that for the quarter, year-to-date, one year and since inception periods ended September 30, 2013, the Buffalo High Yield Fund outperformed the Bank of America Merrill Lynch High Yield Master II Index, and for the one year, fifteen year and since inception periods ended September 30, 2013, the Fund outperformed the Lipper High Yield Bond Funds Index.

Buffalo International Fund. The Trustees noted that the Buffalo International Fund’s performance for the five year period ended September 30, 2013 was above the median for the Morningstar Peer Group of U.S. open-end foreign large growth funds, falling within the first quartile of the Morningstar Peer Group for the five year period. The Trustees further noted the Buffalo International Fund’s performance was only slightly below the Morningstar Peer Group median for the year-to-date, one year and three year periods

    Notice to Shareholders

March 31, 2014

(Continued)

ended September 30, 2013. The Trustees further noted that for the year-to-date, one year, three year, five year and since inception periods ended September 30, 2013, the Buffalo International Fund outperformed the MSCI All World Index ex U.S. The Trustees also compared the performance of the Buffalo International Fund to that of other accounts managed by the Adviser using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Large Cap Fund. The Trustees noted that the Buffalo Large Cap Fund’s performance for the year-to-date, one year, and five year periods ended September 30, 2013 was above the median for the Morningstar Peer Group of U.S. open-end large growth funds, and for the three year period ended September 30, 2013 was equal to the Morningstar Peer Group median, falling within the first quartile of the Morningstar Peer Group for the one year period, and in the second quartile for the year-to-date, three year and five year periods. The Trustees further noted the Buffalo Large Cap Fund’s performance was only slightly below the Morningstar Peer Group median for the ten year period ended September 30, 2013. The Trustees further noted that for the quarter, one year, fifteen year and since inception periods ended September 30, 2013, the Buffalo Large Cap Fund outperformed the Russell 1000 Growth Index. The Trustees also noted that the Fund outperformed the Lipper Large Cap Growth Funds Index for the one year, five year, fifteen year and since inception periods ended September 30, 2013. The Trustees also compared the performance of the Buffalo Large Cap Fund to that of other accounts managed by the Adviser using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Mid Cap Fund. The Trustees noted that the Buffalo Mid Cap Fund’s performance for the five year period ended September 30, 2013 was above the median for the Morningstar Peer Group of U.S. open-end mid growth funds, falling within the second quartile of the Morningstar Peer Group for the five year period. The Trustees further noted the Buffalo Mid Cap Fund’s performance was only slightly below the Morningstar Peer Group median for the one year and ten year periods ended September 30, 2013. The Trustees further noted that for the quarter, year-to-date, one year, three year, five year, ten year and since inception periods ended September 30, 2013, the Buffalo Mid Cap Fund’s performance underperformed the Russell Midcap Growth Index, but outperformed the Index since inception. The Trustees also noted the Buffalo Mid Cap Fund outperformed the Lipper Mid Cap Growth Funds Index for the five year, ten year and since inception periods ended September 30, 2013. The Trustees also compared the performance of the Buffalo Mid Cap Fund to that of other accounts managed by the Adviser using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Small Cap Fund. The Trustees noted that the Buffalo Small Cap Fund’s performance for the year-to-date, one-year, three year, five year and ten year periods ended September 30, 2013 was above the median for the Morningstar Peer Group of U.S. open-end small growth funds, falling within the first quartile of the Morningstar Peer Group for the year-to-date, one year and ten year periods, and within the second quartile for the three year and five year periods. The Trustees further noted that for the quarter ended September 30, 2013, the Buffalo Small Cap Fund’s performance was equal to that of the Russell 2000 Growth Index, and for the year-to-date, one year, five year, ten year and since inception periods ended September 30, 2013, the Buffalo Small Cap Fund outperformed the Russell 2000 Index. The Trustees also noted the Buffalo Small Cap Fund outperformed the Lipper Small Cap Growth Funds Index for the one year, three year, five year, ten year and since inception periods ended September 30, 2013. The Trustees also compared the performance of the Buffalo Small Cap Fund to that of other accounts managed by the Adviser using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions and in light of each Fund’s track record. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3. Costs of Services Provided and Profits Realized by the Adviser

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed related statistical information, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group.

The Trustees also considered the overall profitability of the Adviser, as reviewed by the Independent Trustees during executive session. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees specifically for the meeting, as well as the presentations made by the Adviser over the course of the year.

In reviewing the Morningstar 15(c) materials, the Board noted that unlike the mutual funds comprising the Peer Groups, the Buffalo Funds operate under a unitary fee structure whereby many of the Funds’ ordinary operating expenses are paid by the Adviser out of its advisory fee rather than paid directly by the Funds. The Board noted the difficulty of comparing the Buffalo Funds’ to non-unitary fee funds and observed that the contractual management fees in the materials and as discussed below, exclude the fees paid by the Adviser to U.S. Bancorp Fund Services, LLC under a master servicing agreement.

Buffalo Discovery Fund. The Trustees noted that the Buffalo Discovery Fund’s contractual management fee of 0.70% fell within the second quartile and was below the Morningstar Peer Group average of 0.78%, which fell in the third quartile. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Discovery Fund fell at the bottom of the third quartile, above the Morningstar Peer Group average of 0.97%, which fell into the second quartile.

Buffalo Dividend Focus Fund. The Trustees noted that the Buffalo Dividend Focus Fund’s contractual management fee of 0.65% fell within the second quartile and was one basis point above the Morningstar Peer Group average of 0.64%. The Trustees further noted that the net expense ratio of 0.96% for the Buffalo Dividend Focus Fund fell within the third quartile, slightly above the Morningstar Peer Group average of 0.92%, which also fell into the third quartile.

Buffalo Emerging Opportunities Fund. The Trustees noted that the Buffalo Emerging Opportunities Fund’s contractual management fee of 1.15% fell within the fourth quartile and was above the Morningstar Peer Group average of 0.84%, which fell in the second quartile. The Trustees further noted that the net expense ratio of 1.47% for the Buffalo Emerging Opportunities Fund fell within the fourth quartile, above the Morningstar Peer Group average of 1.07%, which fell into the second quartile. The Adviser noted the challenges in providing a comparable peer group in evaluating the management fees and expense ratio for the Emerging Opportunities Fund. The Adviser explained the Morningstar Peer Group for the Emerging Opportunities Fund is composed of a majority of small cap funds, versus micro cap funds, as Morningstar does not have a peer group category specifically for micro cap funds. The Adviser explained that the Emerging Opportunities Fund may be better compared to a peer group composed only of micro cap funds, as small cap funds in general have lower management fees and overall expense ratios because of their scalability and less research intensity compared to micro cap funds.

Buffalo Flexible Income Fund. The Trustees noted that the Buffalo Flexible Income Fund’s contractual management fee of 0.70% fell within the third quartile and was above the Morningstar Peer Group average of 0.48%, which fell within the second quartile. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Flexible Income Fund fell within the fourth quartile, above the Morningstar Peer Group average of 0.62%, which fell at the top of the second quartile. The Adviser noted the challenges in providing a comparable peer group in evaluating the management fees and expense ratio for the Flexible Income Fund. The Adviser explained the Morningstar Peer Group for the Flexible Income Fund is composed of funds that incorporate government treasuries within their fixed income portion of assets, versus high yield corporate bonds, as used by the Flexible Income Fund. The Adviser explained that funds that use corporate debt tend to have higher management fees and total expense ratios than those funds that use government treasuries only.

Buffalo Growth Fund. The Trustees noted that the Buffalo Growth Fund’s contractual management fee of 0.65% fell within the second quartile and was slightly below the Morningstar Peer Group average of 0.67%, which fell at the bottom of the third quartile. The Trustees further noted that the net expense ratio of 0.91% for the Buffalo Growth Fund fell within the third quartile, above the Morningstar Peer Group average of 0.83%, which fell at the top of the second quartile.

Buffalo High Yield Fund. The Trustees noted that the Buffalo High Yield Fund’s contractual management fee of 0.70% fell at the top of the third quartile, above the Morningstar Peer Group average of 0.58%, which fell at the bottom of the third quartile. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo High Yield Fund fell within the fourth quartile, above the Morningstar Peer Group average of 0.75%, which fell at the top of the second quartile.

Buffalo International Fund. The Trustees noted that the Buffalo International Fund’s contractual management fee of 0.70% fell at the top of the first quartile, below the Morningstar Peer Group average of 0.82%, which fell at the top of the second quartile. The Trustees further noted that the net expense ratio of 1.07% for the Buffalo International Fund fell within the third quartile, above the Morningstar Peer Group average of 1.00%, which fell at the top of the second quartile.

    Notice to Shareholders

March 31, 2014

(Continued)

Buffalo Large Cap Fund. The Trustees noted that the Buffalo Large Cap Fund’s contractual management fee of 0.65% fell within the second quartile, below the Morningstar Peer Group average of 0.67%, which also fell within the second quartile. The Trustees further noted that the net expense ratio of 0.98% for the Buffalo Large Cap Fund fell within the third quartile, one basis point below the Morningstar Peer Group average of 0.99%, which also fell within the third quartile.

Buffalo Mid Cap Fund. The Trustees noted that the Buffalo Mid Cap Fund’s contractual management fee of 0.70% fell within the second quartile, below the Morningstar Peer Group average of 0.77%, which fell within the third quartile. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Mid Cap Fund fell at the bottom of the third quartile, slightly above the Morningstar Peer Group average of 0.97%, which fell within the second quartile.

Buffalo Small Cap Fund. The Trustees noted that the Buffalo Small Cap Fund’s contractual management fee of 0.70% fell within the second quartile and was below the Morningstar Peer Group average of 0.84%, which fell in the third quartile. The Trustees further noted that the net expense ratio of 1.00% for the Buffalo Small Cap Fund fell within the second quartile, and was the same as the Morningstar Peer Group average.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser maintained adequate profit levels to support the services to the Funds.

4. Extent of Economies of Scale as the Funds Grow

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that, with the exception of the new breakpoint management fee schedule proposed for the Buffalo Small Cap Fund, the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Trustees further noted that the breakpoint fee schedule proposed for the Buffalo Small Cap Fund would allow additional sharing of economies of scale with the Buffalo Small Cap Fund’s shareholders as the Fund’s assets grow beyond $6 billion. With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5. Benefits Derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services, greater exposure to press coverage, or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances and concluded that the Funds and their shareholders would continue to benefit from the Adviser’s continued management. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements with the Funds as being in the best interests of the Funds and their shareholders.

    Privacy Policy

March 31, 2014

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Advisor are collectively referred to as the “Companies,” “we,” “our” or “us.”

As a part of providing you services and products we collect non-public personally identifiable information (“Personal Information”) about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701 1-800-492-8332

www.buffalofunds.com

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•	Name

•	Address

•	Birthdate

•	Phone number

•	Social Security Number

•	E-mail address

•	Product-Related Personal Information

•	Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

    Privacy Policy

March 31, 2014

(Continued)

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

BUFFALO FUNDS
1-800-49-BUFFALO
(1-800-492-8332)
www.buffalofunds.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Philip J. Kennedy. Mr. Kennedy is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(1) (a) – (d) Aggregate fees billed to the Registrant for each of the last two fiscal years for professional services rendered by the Registrant’s Independent Registered Public Accounting Firm were as follows:

	FYE 03/31/2014	FYE 03/31/2013
Audit Fees	$198,190	$193,975
Audit-Related Fees	$6,445	$6,080
Tax Fees	$30,315	$31,625
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements. Audit-related fees refer to the reading and commenting on the Registrant’s semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services. There were no fees billed for services rendered to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The Registrant’s audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the Registrant’s Independent Registered Public Accounting Firm for the Registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the Registrant performed by the Registrant’s principal accounting officer for the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(2) None of the services described in (b) – (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant. As disclosed above, the amount of fees billed for such services were $30,315 and $37,705 for the 2014 and 2013 fiscal years, respectively.

(h) The aggregate fees billed for non-audit services rendered to the Registrant’s investment advisor related to surprise security count procedures were $10,000 and $10,000 for the 2013 and 2012 fiscal years respectively. These fees were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a listed issuer.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is an open-end investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Office and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, are is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

(2) Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Kent W. Gasaway
Kent W. Gasaway
President and Treasurer

Date	6/2/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Buffalo Funds

By	/s/ Kent W. Gasaway
Kent W. Gasaway
President and Treasurer

Date	6/2/2014